   As filed with the Securities and Exchange Commission on February 29, 2008
                                                     Registration Nos. 33-54126
                                                                      811-07332
================================================================================

                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC 20549

                                   FORM N-1A

          REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933     [X]

                        Pre-Effective Amendment No.                   [_]

                      Post-Effective Amendment No. 65                 [X]

                                    and

      REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 [X]

                             Amendment No. 69                         [X]

                               -----------------

                        BARCLAYS GLOBAL INVESTORS FUNDS
              (Exact Name of Registrant as Specified in Charter)

                               45 Fremont Street
                            San Francisco, CA 94105
                   (Address of Principal Executive Offices)

                 Registrant's Telephone Number: 1-877-244-1544

                               -----------------

                    c/o State Street Bank and Trust Company
                             200 Clarendon Street
                               Boston, MA 02116
                    (Name and Address of Agent for Service)

                               -----------------

                                With a copy to:

                               Leonard A. Pierce
                   Wilmer Cutler Pickering Hale and Dorr LLP
                                60 State Street
                               Boston, MA 02109

                               -----------------

It is proposed that this filing will become effective (check appropriate box)

[_] immediately upon filing pursuant to paragraph (b)

[_] on - pursuant to paragraph (b)

[X] 60 days after filing pursuant to paragraph (a)(1)

[_] on - pursuant to paragraph (a)(1) of Rule 485

[_] 75 days after filing pursuant to paragraph (a)(2)

[_] on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

[_] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

================================================================================

                            PROSPECTUS ____, 2008

BOND INDEX FUND

S&P 500 STOCK FUND

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus.
Any representation to the contrary is a criminal offense.

                        BARCLAYS GLOBAL INVESTORS FUNDS

Table of Contents

Investment Objectives ....................................................    1
Summary of Principal Investment Strategies ...............................    2
Summary of Principal Risk Factors ........................................    3
Investment Returns .......................................................    5
Fees and Expenses ........................................................    7
A Further Discussion of Principal Investment Strategies ..................    8
A Further Discussion of Principal Risk Factors ...........................    9
Management of the Funds ..................................................   12
Shareholder Information ..................................................   15
Financial Highlights .....................................................   21

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                                                                              i

Investment Objectives(1)

BOND INDEX FUND

The Bond Index Fund seeks to provide investment results that correspond to the total return performance of fixed-income securities in the aggregate, as represented by the Lehman Brothers U.S. Aggregate Index.(2) The Fund's investment objective may be changed by its Board of Trustees without shareholder approval.

S&P 500 STOCK FUND(3)

The S&P 500 Stock Fund seeks to provide investment results that correspond to the total performance of publicly-traded common stocks in the aggregate, as represented by the Standard & Poor's 500 Stock Index ("S&P 500 Index"). The Fund's investment objective may be changed by its Board of Trustees without shareholder approval.

-------
(1)Each of the Bond Index Fund and the S&P 500 Stock Fund (each, a "Fund" and collectively, the "Funds") invests all of its assets in a separate mutual fund, called a Master Portfolio, that has a substantially identical investment objective. All discussion of the investment objective, strategies and risks of a particular Fund refers also to the investment objective, strategies and risks of its Master Portfolio, unless otherwise indicated. A detailed description of the relationship of the Funds to their Master Portfolios appears under the heading "Master/Feeder Mutual Fund Structure" in this Prospectus.
(2)Lehman Brothers, Inc. ("Lehman Brothers") does not sponsor, endorse, sell or promote the Bond Index Fund or the Bond Index Master Portfolio, nor is it affiliated in any way with Barclays Global Investors, N.A. ("BGI"), Barclays Global Fund Advisors ("BGFA"), the Bond Index Fund or its Master Portfolio. Lehman Brothers makes no representation or warranty, expressed or implied, regarding the advisability of investing in the Bond Index Fund or its Master Portfolio.
(3)Standard & Poor's ("S&P") does not sponsor, endorse, sell or promote the S&P 500 Stock Fund or the S&P 500 Index Master Portfolio, nor is it affiliated in any way with BGI, BGFA, the S&P 500 Stock Fund or its Master Portfolio. "Standard & Poor's(Reg. TM)," "S&P(Reg. TM)," and "S&P 500(Reg.
   TM)" are trademarks of McGraw-Hill, Inc., and have been licensed for use by the S&P 500 Stock Fund and its Master Portfolio. S&P makes no representation or warranty, expressed or implied, regarding the advisability of investing in the S&P 500 Stock Fund or its Master Portfolio.

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                                                                              1

Summary of Principal Investment Strategies

BOND INDEX FUND

The Bond Index Fund pursues its investment objective by seeking to match the total return performance of the Lehman Brothers U.S. Aggregate Index, which is composed of approximately [8,600] fixed income securities. The fixed income securities that comprise the Lehman Brothers U.S. Aggregate Index include U.S. government securities and investment grade corporate bonds, as well as mortgage-backed securities, asset-backed securities and commercial mortgage-backed securities. The Fund invests in a representative sample of these securities. Securities are selected for investment by the Fund in accordance with their relative proportion within the Lehman Brothers U.S. Aggregate Index as well as based on credit quality, issuer sector, maturity structure, coupon rates and callability, among other factors. BGFA, the investment adviser to the Master Portfolio in which the Fund invests, considers investments that provide substantially similar exposure to securities in the Lehman Brothers U.S. Aggregate Index to be investments comprising the Bond Index Fund's benchmark index.

S&P 500 STOCK FUND

The S&P 500 Stock Fund pursues its investment objective by seeking to replicate the total return performance of the S&P 500 Index, which is composed of 500 selected common stocks, most of which are listed on the New York Stock Exchange ("NYSE"). The S&P 500 Index is a capitalization-weighted index from a broad range of industries chosen for market size, liquidity and industry group representation. The component stocks are weighted according to the total float-adjusted market value of their outstanding shares (I.E., they are weighted according to the public float which is the total market value of their outstanding shares readily available to the general marketplace for trading purposes). The percentage of the Fund's assets invested in a given stock is approximately the same as the percentage such stock represents in the S&P 500 Index.

BOND INDEX FUND AND S&P 500 STOCK FUND

No attempt is made to manage the Funds using economic, financial and market analysis. Each Fund is managed by determining which securities are to be purchased or sold to reflect, to the extent feasible, the investment characteristics of its respective benchmark index. Under normal circumstances, at least 90% of the value of each Fund's assets, plus the amount of any borrowing for investment purposes, is invested in securities comprising such Fund's benchmark index, which, for the Bond Index Fund, are considered "bonds." Each Fund may also invest in high-quality money market instruments, including shares of money market funds advised by BGFA.

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     2  BARCLAYS GLOBAL INVESTORS FUNDS

Summary of Principal Risk Factors

As with any investment, your investment in the Funds could lose money or the Funds' performance could trail that of other investments.

RISKS OF INVESTING IN THE BOND INDEX FUND

The value of your investment in the Bond Index Fund is based on the value of the bonds in which the Fund invests. The value of the bonds may fall because of a rise in interest rates or in response to economic events or trends. The value of individual bonds may fall with the decline in an issuer's real or apparent ability to meet its financial obligations. An issuer of a bond may be unable to make interest payments or repay principal on time and the bond could lose all or some of its value, or pay less interest.

Borrowers may prepay their mortgages or loans faster than expected (which is commonly referred to as "prepayment risk"), thereby affecting the security's average life and potentially its yield. Borrowers may extend the repayment of their mortgages or loans for longer periods than expected (which is commonly referred to as "extension risk"), thereby affecting the security's average life and potentially its yield. Prepayment risk and extension risk are particularly applicable to mortgage-backed and asset-backed securities in which the Bond Index Fund may invest.

BGFA makes no attempt to select securities individually, based on their fundamental characteristics, because the Bond Index Fund is managed by determining which securities are to be purchased or sold to maintain, to the extent feasible, a representative sample of securities in the Lehman Brothers U.S. Aggregate Index. The performance of the securities that BGFA selects may not match the performance of the Lehman Brothers U.S. Aggregate Index.

As with all mutual funds, the Bond Index Fund must maintain cash balances to meet redemption requests, which may lower its overall performance.

RISKS OF INVESTING IN THE S&P 500 STOCK FUND

The value of your investment in the S&P 500 Stock Fund is based on the values of the stocks in which the Fund invests. The values of stocks may fall in response to economic events or trends. The values of individual stocks may fall with the decline in an issuer's financial condition or prospects.

BGFA makes no attempt to select securities individually, based on their fundamental characteristics, because the S&P 500 Stock Fund is managed by determining which securities are to be purchased or sold to replicate, to the extent feasible, the S&P 500 Index.

As with all mutual funds, the S&P 500 Stock Fund must maintain cash balances to meet redemption requests, which may lower its overall performance.

An investment in the Bond Index Fund or the S&P 500 Stock Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

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                                                                              3

WHO MAY WANT TO INVEST IN THE FUNDS

The Funds are designed for investors who desire a convenient way to invest either in bonds issued in the United States (the Bond Index Fund) or a broad spectrum of U.S. large-cap stocks (the S&P 500 Stock Fund). Although these markets have increased in value over the long-term, they fluctuate and have also decreased in value over shorter time periods. This volatility is particularly characteristic of stocks.

The Funds do not by themselves constitute a balanced investment program. Diversifying your investments by buying shares in both Funds or in other funds may improve your long-term return as well as reduce volatility.

For additional information on risks, see the "A Further Discussion of Principal Risk Factors" section of this Prospectus.

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     4  BARCLAYS GLOBAL INVESTORS FUNDS

Investment Returns

TOTAL RETURNS

The bar charts and table in this section provide some indication of the risks of investing in the Funds by showing the changes in their performance from year to year. The bar charts show the return of each Fund for each of the last 10 calendar years. The average annual total return table (before and after taxes) compares each Fund's average annual total return to those of a corresponding index for various periods of time. How the Funds have performed in the past (before and after taxes) is not necessarily an indication of how the Funds will perform in the future.

BOND INDEX FUND

                YEAR-BY-YEAR RETURNS (YEARS ENDED DECEMBER 31)

[GRAPHIC APPEARS HERE]

1998    9.34%
1999   -2.69%
2000   11.76%
2001    8.80%
2002    9.90%
2003    3.92%
2004    4.05%
2005    2.12%
2006    4.76%
2007     ___%

The best calendar quarter return during the years shown above was ___% in the ___ quarter of ____; the worst was ___% in the __ quarter of ___.

S&P 500 STOCK FUND

                YEAR-BY-YEAR RETURNS (YEARS ENDED DECEMBER 31)

[GRAPHIC APPEARS HERE]

1998    28.41%
1999    20.59%
2000    -9.34%
2001   -12.11%
2002   -22.20%
2003    28.37%
2004    10.67%
2005     4.72%
2006    15.60%
2007    _____%

 The best calendar quarter return during the years shown above was ___% in the ___ quarter of ____; the worst was ___% in the __ quarter of ___.

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                                                                              5

                         AVERAGE ANNUAL TOTAL RETURNS
                    FOR THE PERIODS ENDED DECEMBER 31, 2007

                                1 YEAR        5 YEARS       10 YEARS
                              ----------     ---------     ---------
BOND INDEX FUND
  Return Before Taxes             ____%         ____%         ____%
  Return After Taxes on           ____%         ____%         ____%
  Distributions(1)
  Return After Taxes on           ____%         ____%         ____%
Distributions and Sale
  of Fund Shares(1)
LEHMAN BROTHERS U.S.
  AGGREGATE INDEX
(reflects no deduction            ____%         ____%         ____%
  for fees, expenses or
  taxes)
S&P 500 STOCK FUND
  Return Before Taxes             ____%         ____%         ____%
  Return After Taxes on           ____%         ____%         ____%
  Distributions(1)
  Return After Taxes on           ____%         ____%         ____%
Distributions and Sale
  of Fund Shares(1)
S&P 500 INDEX
(reflects no deduction            ____%         ____%         ____%
  for fees, expenses or
  taxes)

-------
  (1) After-tax returns in the table above are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts ("IRAs"). Fund returns after taxes on distributions and sale of Fund shares are calculated assuming that an investor has sufficient capital gains of the same character from other investments to offset any capital losses from the sale of Fund shares. As a result, Fund returns after taxes on distributions and sale of Fund shares may exceed Fund returns before taxes and/or returns after taxes on distributions.

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     6  BARCLAYS GLOBAL INVESTORS FUNDS

Fees and Expenses

The table below describes the fees and expenses that you may pay if you buy and hold shares in either the Bond Index Fund or the S&P 500 Stock Fund. This table does not reflect charges that may be imposed in connection with an account in which you hold the shares. A broker-dealer or financial institution maintaining the account in which you hold shares may charge a separate account, service or transaction fee on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

      ANNUAL FUND OPERATING EXPENSES AS A PERCENTAGE OF AVERAGE NET ASSETS
                 (Expenses that are Deducted from Fund Assets)

                              BOND INDEX       S&P 500
                                 FUND         STOCK FUND
                             ------------    -----------
Management fees                   0.08%          0.05%
Other expenses                    ____%          ____%
(Administration fees;
Independent
  Expenses(1))
Total annual Fund                 ____%          ____%
operating expenses(1),
  (2)
Less fee waivers and/or          (____)%         (___)%
expense
  reimbursements(1)
Net expenses(1), (2), (3)         ____%          ____%

-------
  (1) "Independent Expenses" consist of those fees and expenses of the Independent Trustees of the Funds and the Master Portfolios, counsel to the Independent Trustees of the Funds and the Master Portfolios and the independent registered public accounting firm that provides audit and non-audit services in connection with the Funds and the Master Portfolios that are allocated to the Funds. BGI and BGFA, as applicable, have contractually agreed to reimburse, or provide offsetting credits to, the Funds and the Master Portfolios for Independent Expenses through April 30, 2009. After giving effect to such contractual arrangements, Independent Expenses will be 0.00%.
  (2) Total annual Fund operating expenses in the above table and the following example reflect the expenses of both the Funds and the Master Portfolios in which they invest.
  (3) The Funds' service providers may voluntarily waive certain of their fees or reimburse certain expenses, as they determine, from time to time; this table does not reflect such waivers or reimbursements.

EXAMPLE

The example below is intended to help you compare the cost of investing in shares of the Funds with the cost of investing in other mutual funds. The example illustrates the cost you would have incurred on an initial $10,000 investment in shares of each Fund over the time periods shown. It assumes your investment earns an annual return of 5% over the periods and that total operating expenses remain the same and that the contractual fee waivers and reimbursements with BGFA and BGI are in effect for two years.

THE FUNDS DO NOT CHARGE A SALES LOAD OR OTHER FEE UPON REDEMPTION. This means that your cost for each period would be the same whether or not you sell your shares at the end of a period. Your actual costs may be higher or lower than this hypothetical example.

                         1 YEAR       3 YEARS       5 YEARS       10 YEARS
                        --------     ---------     ---------     ---------
Bond Index Fund           $ __          $ __         $ ___         $ ___
S&P 500 Stock Fund        $ __          $ __         $ ___         $ ___

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                                                                              7

A Further Discussion of Principal Investment Strategies

Each Fund attempts to achieve, in both rising and falling markets, a correlation of at least 95% between the total return of its net assets before fees and expenses and the total return of the Fund's benchmark index. Notwithstanding the factors described below, perfect (100%) correlation would be achieved if the total return of a Fund's net assets increased or decreased exactly as the total return of the Fund's benchmark index increased or decreased. A Fund's ability to match its investment performance to the investment performance of its benchmark index may be affected by, among other things, the Fund's expenses, the amount of cash and cash equivalents held by the Fund, the manner in which the total return of the Fund's benchmark index is calculated; the size of the Fund's investment portfolio; and the timing, frequency and size of shareholder purchases and redemptions.

The S&P 500 Stock Fund seeks to replicate the total return performance of the S&P 500 Index by investing the Fund's assets so that the percentage of Fund assets invested in a given stock is approximately the same as the percentage such stock represents in the S&P 500 Index. The Bond Index Fund utilizes sampling techniques that are designed to allow the Fund to substantially duplicate the investment performance of the Lehman Brothers U.S. Aggregate Index. However, the Bond Index Fund is not expected to track the Lehman Brothers U.S. Aggregate Index with the same degree of accuracy that complete replication of the Index would provide. In addition, at times, the portfolio composition of each Fund may be altered (or "rebalanced") to reflect changes in the characteristics of the index that each Fund tracks.

Each Fund also may engage in futures and options transactions and other derivative securities transactions and lend its portfolio securities, each of which involves risk. Each Fund may use futures contracts, options and other derivative transactions to manage its short-term liquidity and/or as substitutes for comparable market positions in the securities in its benchmark index.

INVESTING IN INDEXES

Investors look to indexes as a standard of market performance. Indexes are model portfolios, that is, groups of stocks or bonds selected to represent an entire market or market segment. One way an index fund seeks to match an index's performance, before fees and expenses, is by buying and selling all of the index's securities in the same proportion as they are reflected in the index. This is what the S&P 500 Stock Fund does.

Since, as of April 2, 2008, there were over [8,600] securities included in the Lehman Brothers U.S. Aggregate Index, as a practical matter, it would be inefficient for the Bond Index Fund to hold each security included in the Index. The Fund can, however, substantially replicate the Index's profile by holding a representative sample of the [8,600] securities. It may, for example, hold U.S. government obligations and corporate bonds in a similar proportion to the Index. And it can match certain Index features such as:

[] Average time to maturity for both government and corporate securities;

[] Securities' coupon rates, which are the interest rates securities pay based on their face values;

[] Economic sectors represented by securities;

[] Credit quality of securities; and

[] Whether or not securities are callable, which means the issuer has the right to repay principal and interest before maturity.

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     8  BARCLAYS GLOBAL INVESTORS FUNDS

A Further Discussion of Principal Risk Factors

In addition to the principal risks of investing described in "Principal Risk Factors," the Funds have the following risks.

EQUITY SECURITIES

The equity investments in which the S&P 500 Stock Fund generally invests are subject to equity market risk. Equity market risk is the possibility that common stock prices will fluctuate or decline over short or even extended periods. The U.S. stock market tends to be cyclical, with periods when stock prices generally rise and periods when prices generally decline. Different parts of the equity market and different types of equity securities, however, can fluctuate separately in response to issuer, political, market and economic developments.

DEBT SECURITIES

The debt instruments in which the Bond Index Fund generally invests are subject to credit and interest-rate risks. Credit risk is the risk that issuers of the debt instruments in which the Fund invests may default on the payment of principal and/or interest. Interest-rate risk is the risk that increases in market interest rates may adversely affect the value of the debt instruments in which the Fund invests. The value of the debt instruments generally changes inversely to changes in market interest rates. Changes in the financial strength of an issuer or changes in the ratings of any particular security may also affect the value of these investments. The Fund's exposure to interest-rate risk will increase to the extent the Fund's assets are invested in long-term bonds, because the longer maturity of such securities means they are generally more sensitive to changes in market interest rates than short-term securities. Although some of the Fund's portfolio securities are guaranteed by the U.S. government, its agencies or instrumentalities, such securities are subject to interest-rate risk and the market value of those securities will fluctuate. Certain securities issued by U.S. government-sponsored entities, such as Federal National Mortgage Association ("FNMA"), the Federal Home Loan Mortgage Corporation ("FHLMC"), and the Federal Home Loan Banks ("FHLBs"), are not guaranteed by the U.S. government. Furthermore, no assurance can be given that the U.S. government would provide financial support to its agencies or instrumentalities where it is not obligated to do so. The risks of mortgage pass-through securities, mortgage-backed securities and asset-backed securities in which the Bond Index Fund invests are described below.

MORTGAGE PASS-THROUGH SECURITIES

Mortgage pass-through securities are a category of pass-through securities backed by pools of mortgages and issued by the Government National Mortgage Association, or by one of several U.S. government-sponsored enterprises, such as FNMA, or FHLMC, or FHLBs. In the basic mortgage pass-through structure, mortgages with similar issuer, term and coupon characteristics are collected and aggregated into a "pool" consisting of multiple mortgage loans and undivided interests in the pool are traded and sold as pass-through securities. The holder of the security is entitled to a pro-rata share of principal and interest payments (including unscheduled prepayments) from the pool of mortgage loans.

A significant portion of the Lehman Brothers U.S. Aggregate Index (about [__% as of ________]) represents the U.S. agency mortgage pass-through segment of the U.S. investment grade bond market. Therefore, a substantial portion of the Bond Index Fund is invested to seek exposure to a representative sample of U.S. agency mortgage pass-through securities. The portion of the Lehman Brothers U.S. Aggregate Index representing the mortgage pass-through segment of the U.S. investment grade bond market is comprised of multiple pools of mortgage pass-through securities.

An investment in a specific pool of pass-through securities requires an analysis of the specific prepayment risk of mortgages within the pool. The level of prepayments on a pool of mortgage securities is difficult to predict and can impact the subsequent cash flows and value of the mortgage pool. In addition, when trading specific mortgage pools, precise execution, delivery and settlement arrangements must be negotiated for each transaction. These factors

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                                                                              9
combine to make trading in mortgage pools somewhat cumbersome. The Bond Index Fund may obtain exposure to U.S. agency mortgage pass-through securities primarily through the use of "to-be-announced" or "TBA transactions." "TBA" refers to a commonly used mechanism for the forward settlement of U.S. agency mortgage pass-through securities. The Bond Index Fund may use TBA transactions in several ways. It may regularly enter into TBA agreements and "roll over" such agreements prior to the stipulated settlement date. In addition, the Bond Index Fund may enter into TBA agreements and settle such transactions on the stipulated settlement date by accepting actual receipt or delivery of the pools of mortgage pass-through securities stipulated in the TBA agreement. Default by or bankruptcy of a counterparty to a TBA transaction would expose the Bond
Index Fund to possible loss because of adverse market action, expenses or delays in connection with the purchase or sale of the pools of mortgage pass-through securities specified in the TBA transaction. The use of "TBA rolls" may cause the Bond Index Fund to experience higher portfolio turnover and to pay higher capital gain distributions, which may result in larger amounts of short-term capital gains allocable to shareholders.

MORTGAGE-BACKED SECURITIES

Mortgage-backed securities are subject to additional risks besides interest-rate risk and credit risk that are common to all types of bonds. Mortgage-backed securities are subject to prepayment risk and extension risk, either of which can reduce the rate of return on a portfolio. Prepayment risk reflects the risk that borrowers may prepay their mortgages faster than expected, thereby affecting the investment's average life and perhaps its yield. Whether or not a mortgage loan is prepaid is almost entirely controlled by the borrower. Borrowers are most likely to exercise prepayment options at the time when it is least advantageous to investors, generally prepaying mortgages as interest rates fall, and slowing payments as interest rates rise. If the underlying mortgages are paid off sooner than expected, the Fund may have to reinvest the money in mortgage-backed or other securities that have lower yields. Conversely, extension risk is the risk that borrowers extend the repayment of their mortgages longer than expected, which also may affect the investment's average life and yield.

The Bond Index Fund may obtain exposure to mortgage-backed securities through the use of TBA transactions, which involve a commitment to deliver mortgage-backed securities at a future date. In the event of default of bankruptcy of a counterparty to a TBA transaction, the Fund would be exposed to possible loss because of adverse market action, expenses or delays in connection with the purchase or sale of the pools of mortgage-backed securities specified in the TBA transaction.

ASSET-BACKED SECURITIES

The risks of investments in asset-backed securities by the Bond Index Fund are ultimately dependent upon payment of the underlying loans by the individual borrowers (I.E., the backing asset). For example, the underlying loans are subject to prepayment and extension risks, which shorten or lengthen the weighted average life of asset-backed securities and may lower their return, in the same manner as described under "Mortgage-Backed Securities" risks above. Moreover, asset-backed securities typically do not have the benefit of the same direct security interest in the underlying collateral as do mortgage-backed securities. In addition, as purchasers of an asset-backed security, the Fund generally would have no recourse to the entity that originated the loans in the event of default by a borrower. If the credit enhancement of an asset-backed security held by the Fund has been exhausted, and, if any required payments of principal and interest are not made with respect to the underlying loans, the Fund may experience losses or delays in receiving payment.

FOREIGN SECURITIES

Investing in the securities of issuers in any foreign country, including through American Depositary Receipts and European Depositary Receipts, involves special risks and considerations not typically associated with investing in U.S. companies. These include differences in accounting, auditing and financial reporting standards; generally higher commission rates on foreign portfolio transactions; the possibility of nationalization, expropriation or potentially confiscatory taxation; adverse changes in investment or exchange control regulations (which may include suspension of

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     10                                        BARCLAYS GLOBAL INVESTORS FUNDS
the ability to transfer currency from a country); and political, social and monetary or diplomatic developments that could affect U.S. investments in foreign countries. Additionally, amounts realized on foreign securities may be subject to foreign taxes, including withholding taxes. Foreign securities often trade with less frequency and volume than domestic securities and, therefore, may exhibit greater price volatility. Additional costs associated with investments in foreign securities may include higher custodial fees than apply to domestic custodial arrangements. A Fund's performance may be affected either unfavorably or favorably by fluctuations in the relative rates of exchange between the currencies of different nations, by exchange control regulations and by indigenous economic and political developments.

ISSUER-SPECIFIC CHANGES

Changes in the financial condition of an issuer, changes in specific economic or political conditions that affect a particular type of security or issuer, and changes in general economic or political conditions can affect the value of an issuer's securities.

SECURITIES SELECTION RISK

Because BGFA does not select individual companies in the index that each Fund tracks, the Funds may hold stock in companies that present risks that an investment adviser researching individual stocks might seek to avoid.

TRACKING ERROR RISK

Certain factors may affect BGFA's ability to achieve close correlation with the index that each Fund tracks, such as Fund fees and expenses, maintaining of cash balances to meet redemption requests, rounding of prices and changes to an index and regulatory policies. Therefore, the return of a Fund may deviate from the Fund's benchmark index.

OTHER INVESTMENT CONSIDERATIONS

The Funds may enter into transactions in futures contracts and options on futures contracts, each of which involves risk. The futures contracts and options on futures contracts that the Funds may purchase may be considered derivatives. Derivatives are financial instruments whose values are derived, at least in part, from the prices of other securities or specified assets, indexes or rates. Some derivatives may be more sensitive than direct securities to changes in interest rates or sudden market moves, which may have an adverse impact on the Funds' performance. Some derivatives also may be susceptible to fluctuations in yield or value due to their structure or contract terms. In addition, the Funds may be required to pay additional collateral to a counterparty in a derivative transaction, which may also have an adverse impact on the Funds' performance. In the event that the marked-to-market value of any over-the-counter derivative transaction(s) entered into by the Funds gives rise to negative exposure (that is, if the relevant derivative transaction(s) were to be terminated, the Funds would owe money to the counterparty), the Funds may be required to post collateral to its counterparty in order to reduce or eliminate that negative exposure, which may have an adverse impact on the Funds' performance.

CONCENTRATION

Each Fund reserves the right to concentrate its investments (I.E., invest 25% or more of its total assets in securities of issuers in a particular industry) to approximately the same extent that its benchmark index concentrates in a particular industry. To the extent a Fund concentrates in a particular industry, it may be more susceptible to economic conditions and risks affecting that industry.

FOR A DESCRIPTION OF THE FUNDS' POLICIES AND PROCEDURES WITH RESPECT TO DISCLOSURE OF THE FUNDS' MASTER PORTFOLIOS' PORTFOLIO HOLDINGS AND A FURTHER DISCUSSION OF THE FUNDS' INVESTMENTS AND RISKS, PLEASE REFER TO THE FUNDS' COMBINED STATEMENT OF ADDITIONAL INFORMATION ("SAI").

--------------------------------------------------------------------------------
                                                                             11

Management of the Funds

INVESTMENT ADVISER

Each Fund is a feeder fund that invests all of its assets in a Master Portfolio that has a substantially identical investment objective, strategies and policies as the Fund. BGFA, a registered investment adviser, serves as investment adviser to each Master Portfolio. BGFA manages the investing of the Master Portfolios' assets and provides the Master Portfolios with investment guidance and policy direction in connection with daily portfolio management, subject to the supervision of the Master Portfolios' Board of Trustees. For its services to the Master Portfolios, BGFA is entitled to receive advisory fees at the following annual rates, which are percentages of the applicable Master Portfolio's average daily net assets.

                               ANNUAL
                         INVESTMENT ADVISORY
FUND                          FEE RATE
-------------------     --------------------
Bond Index Fund                  0.08%
S&P 500 Stock Fund               0.05%

BGFA is located at 45 Fremont Street, San Francisco, CA 94105. It is a wholly-owned subsidiary of BGI, which in turn is a majority-owned subsidiary of Barclays Bank PLC. As of _____, 2008, BGI and its affiliates, including BGFA, provided investment advisory services for assets in excess of [$__] trillion. BGI, BGFA, Barclays Global Investors Services, Barclays Bank PLC and their affiliates deal, trade and invest for their own accounts in the types of securities in which the Master Portfolios invest.

A discussion regarding the basis for the Master Portfolios' Board of Trustees' approval of the investment advisory agreements with BGFA is available in each Fund's semi-annual report for the 6-month period ending June 30.

PORTFOLIO MANAGERS

BOND INDEX FUND

Lee Sterne and John Sulski (the "Bond Index Portfolio Managers") are primarily responsible for the day-to-day management of the Bond Index Master Portfolio and act collaboratively on all aspects concerning the Bond Index Master Portfolio. Each Bond Index Portfolio Manager is responsible for various functions related to portfolio management, including, but not limited to, investing cash inflows, coordinating with members of his team to focus on certain asset classes, implementing investment strategies, researching and reviewing investment strategies, and overseeing members of his portfolio management team with more limited responsibilities, but each Bond Index Portfolio Manager has appropriate limitations on his authority for risk management and compliance purposes.

Mr. Sterne is an employee of BGFA and BGI and has been one of the Bond Index Portfolio Managers primarily responsible for the day-to-day management of the Bond Index Master Portfolio since August 1996.

Mr. Sulski is an employee of BGFA and BGI and has been one of the Bond Index Portfolio Managers primarily responsible for the day-to-day management of the Bond Index Master Portfolio since October 2006. Mr. Sulski has been a portfolio manager and credit trader with BGFA and BGI since June 2004. Prior to joining BGI, Mr. Sulski received a Master's of Financial Engineering from the Haas School of Business, University of California Berkeley, which he attended from 2003 to 2004. From 2002 to 2003, Mr. Sulski was employed by Collabnet, Inc. as an Information Technology Consultant.

--------------------------------------------------------------------------------
     12                                        BARCLAYS GLOBAL INVESTORS FUNDS

S&P 500 STOCK FUND

Diane Hsiung and Greg Savage (the "S&P 500 Stock Portfolio Managers") are primarily responsible for the day-to-day management of the S&P 500 Index Master Portfolio and act collaboratively on all aspects concerning the S&P 500 Index Master Portfolio. Each S&P 500 Stock Portfolio Manager is responsible for various functions related to portfolio management, including, but not limited to, investing cash inflows, coordinating with members of his or her team to focus on certain asset classes, implementing investment strategies, researching and reviewing investment strategies, and overseeing members of his or her portfolio management team with more limited responsibilities, but each S&P 500 Stock Portfolio Manager has appropriate limitations on his or her authority for risk management and compliance purposes.

Diane Hsiung is an employee of BGFA and BGI and, together with the other S&P 500 Stock Portfolio Manager, will be primarily responsible for the day-to-day management of the S&P 500 Index Master Portfolio. Ms. Hsiung has been a senior portfolio manager for BGFA and BGI since 2007 and a portfolio manager for BGFA and BGI from 2002 to 2006.

Greg Savage, CFA is an employee of BGFA and BGI and, together with the other S&P 500 Stock Portfolio Manager, will be primarily responsible for the day-to-day management of the S&P 500 Index Master Portfolio. Mr. Savage has been a senior portfolio manager for BGFA and BGI since 2006 and a portfolio manager for BGFA and BGI from 2001 to 2006.

The Funds' SAI provides additional information about the Bond Index Portfolio Managers' and the S&P 500 Stock Portfolio Managers' compensation, other accounts they manage and their ownership of shares of the Funds that invest in the Master Portfolios for which they are portfolio managers.

ADMINISTRATIVE SERVICES

BGI provides the following services, among others, as the Funds' Administrator:

[] Supervise the Funds' administrative operations;

[] Provide or cause to be provided management reporting and treasury administration services;

[] Financial reporting;

[] Legal, blue sky and tax services;

[] Preparation of proxy statements and shareholder reports; and

[] Engaging and supervising shareholder servicing agents ( the "Shareholder Servicing Agents") on behalf of the Funds.

BGI is entitled to receive fees for these services at the annual rate of 0.15% of the average daily net assets of each Fund. In addition to performing these services, BGI has agreed to bear all costs of operating the Funds, other than brokerage expenses, advisory fees, distribution fees, certain fees and expenses related to the Funds' independent Trustees and their counsel, auditing fees, litigation expenses, taxes or other extraordinary expenses.

The Shareholder Servicing Agents service individual and omnibus Fund accounts pursuant to agreements with the Funds and/or BGI. In addition to serving as agents of the Funds for purposes of accepting orders for purchases and redemptions of Fund shares, Shareholder Servicing Agents may provide administrative support and account services such as processing purchases and redemptions of shares on behalf of individual and omnibus Fund accounts, answering shareholder inquiries, keeping records, transmitting reports and communications from the Funds, and providing reports on the status of individual and omnibus accounts. Shareholder Servicing Agents may provide these services, in whole or in part, by operating electronic transaction systems or websites through which shareholders may obtain information or engage in purchase or redemption transactions of Fund shares. By operating these systems or providing other services described above, the Shareholder Servicing Agents make the Funds available to their clients. BGI pays shareholder servicing fees to certain Shareholder Servicing Agents in amounts not exceeding the maximum fee rates approved by the Funds' Board of Trustees for those services that the Shareholder Servicing Agents perform for their clients that would otherwise be performed by BGI or the Funds' other service providers. In addition, BGFA and/or BGI may pay

--------------------------------------------------------------------------------
                                                                             13
significant additional amounts to certain Shareholder Servicing Agents for more services. These amounts, which may be significant, are paid by BGFA and/or BGI from their own resources, which generally come directly or indirectly from fees paid by funds advised by BGFA or administered by BGI, to Shareholder Servicing Agents for those services.

From time to time, BGFA, BGI and/or the Funds' distributor may also pay significant additional amounts from their own resources to Shareholder Servicing Agents or other intermediaries that perform services in connection with the sale of Fund shares.

A Shareholder Servicing Agent may make decisions about which investment options it will service and make available to its clients based on the payments the Shareholder Servicing Agent may be eligible to receive for its services. Therefore, payments to a Shareholder Servicing Agent may create potential conflicts of interest between the Shareholder Servicing Agent and its clients where the Shareholder Servicing Agent determines which investment options it will make available to those clients. Additional information regarding the Funds' shareholder servicing arrangements can be found in the Funds' SAI, which is available upon request.

--------------------------------------------------------------------------------
     14                                        BARCLAYS GLOBAL INVESTORS FUNDS

Shareholder Information

WHO IS ELIGIBLE TO INVEST

To be eligible to purchase Fund shares, you must:

[] Invest through an employer-sponsored or individual retirement savings plan;

[] Invest the proceeds rolled over from such retirement savings plan into an individual retirement account;

[] Maintain an account with State Street Bank and Trust Company ("State
 Street"), which is the Funds' custodian, transfer agent and dividend disbursing agent, or with one of the Funds' Shareholder Servicing Agents; or

[] Initially invest a minimum of $1 million directly through State Street (in certain situations this minimum initial investment may be reduced or waived; please contact your Shareholder Servicing Agent or State Street for more information).

In order to invest, a completed account application form must be submitted to, and processed by, your Shareholder Servicing Agent or State Street and an account number assigned. You may be asked to provide information to verify your identity when opening an account.

Your Shareholder Servicing Agent may charge you a fee and may offer additional account services. Additionally, your Shareholder Servicing Agent may have procedures for placing orders for Fund shares that differ from those of the Funds, such as different investment minimums or earlier trading deadlines. Please contact your Shareholder Servicing Agent directly for more information and details.

HOW TO BUY SHARES

[] PLAN PARTICIPANT. Invest through payroll deductions or make a direct contribution by rolling over an amount from another 401(k) plan or from a rollover IRA (make arrangements through your employer). If you are investing through an IRA, your IRA trustee or custodian is responsible for properly transmitting your purchase order to State Street. Your plan or IRA may impose an earlier deadline for purchase or redemption orders than the Funds, as described below. If you are investing through a Shareholder Servicing Agent, your Shareholder Servicing Agent is responsible for properly transmitting your purchase order to State Street.

[] TAX-DEFERRED INVESTOR. Invest through a Shareholder Servicing Agent as provided in your benefit plan documents. Your Shareholder Servicing Agent, plan sponsor or administrator is responsible for properly transmitting your purchase order to State Street and may impose an earlier deadline for purchase and redemption orders than the Funds, as described below.

[] QUALIFIED BUYER. Invest through an account set up with State Street or your Shareholder Servicing Agent. Your Shareholder Servicing Agent is responsible for properly transmitting your purchase order to State Street and may impose an earlier deadline than the Funds, as described below.

[] DIRECT BUYER. See the "Special Instructions for Direct Buyers" section of this Prospectus.

You may buy Fund shares without paying a sales charge. Your purchase order must be received in proper form, as determined by State Street or an intermediary pursuant to an appropriate agreement, by the close of regular trading on the NYSE (generally 4:00 p.m. Eastern Time) (or if regular trading on the NYSE closes early, at such closing time) on any day the Funds are open (a "Business Day") to purchase shares at that day's net asset value ("NAV"). Orders received after the close of regular trading on the NYSE will be executed on the next Business Day. The Funds are generally open Monday through Friday and are closed on weekends and any day on which the NYSE is closed for regular trading.

--------------------------------------------------------------------------------
                                                                             15

Each Fund reserves the right to suspend or discontinue the offer and sale of its shares and reject or cancel any purchase order for any reason.

Purchases generally must be made in U.S. dollars. You may be charged for any costs incurred in connection with a purchase order that has been placed but for which the Fund has not received full payment.

HOW TO SELL SHARES

[] PLAN PARTICIPANT AND TAX-DEFERRED INVESTOR. Contact your plan sponsor, administrator or Shareholder Servicing Agent. Your Shareholder Servicing Agent is responsible for properly transmitting your sale order to State Street.

[] QUALIFIED BUYER. Contact your Shareholder Servicing Agent. Your Shareholder
 Servicing Agent is responsible for properly transmitting your sale order to State Street.

[] DIRECT BUYER. See the "Special Instructions for Direct Buyers" section of this Prospectus.

You may sell Fund shares without paying a sales charge. Your order to sell shares must be received in proper form, as determined by State Street or an intermediary pursuant to an appropriate agreement, by the close of regular trading on the NYSE (generally 4:00 p.m. Eastern Time) (or if regular trading on the NYSE closes early, at such closing time) on any Business Day to sell shares at that day's NAV. Orders received after the close of regular trading on the NYSE will be executed on the next Business Day.

The Funds generally remit the proceeds from a sale the next Business Day after receiving a properly executed order to sell and no longer than seven Business Days after the sale. Each Fund reserves the right to suspend your right of redemption and to delay delivery of your redemption proceeds up to seven days, as permitted under applicable law. Each Fund further reserves the right to automatically redeem your shares and close your account for any reason, subject to applicable law, and send you the proceeds, which would reflect the NAV on the day the Fund automatically redeems your shares. For example, a Fund may automatically redeem your shares to reimburse the Fund for any losses sustained by reason of your failure to make full payment for shares purchased or to collect any charge relating to a transaction effected for your benefit that is applicable to the Fund's shares as provided from time to time in this Prospectus.

In addition, each Fund reserves the right to send your redemption proceeds in the form of securities from its Master Portfolio.

Upon redemption, the identity of the holder of the account to which the proceeds are being sent may need to be verified.

--------------------------------------------------------------------------------
     16                                        BARCLAYS GLOBAL INVESTORS FUNDS

SPECIAL INSTRUCTIONS FOR DIRECT BUYERS

A direct buyer who has established an account with a Fund can add to or redeem from that account by wire instructions, by phone or through the mail.

[] To invest by wire, check that option on your account application when you open your account. If you already have an account, please call State Street at 1-888-204-3956 to receive a bank-wire application.

You should instruct your bank to wire funds as follows:

     State Street Bank and Trust Company
     ABA # 011001438
     Attn: Transfer Agent
     Account # DDA 555555535
     For Further Credit to: Barclays Global Investors Funds
     Shareholder Account Name:
     Shareholder Account Number:
     Fund Numbers:
     1062 (Bond Index Fund)
     1072 (S&P 500 Stock Fund)

[] To invest by mail, make your check payable to the Fund of your choice and mail it to State Street Bank and Trust Company, P.O. Box 642, Boston, MA 02117-0642. Please include the Fund's number and your account number on your check. You will find the numbers on your monthly statements.

[] To redeem shares by phone, call 1-888-204-3956 between 8:30 a.m. and 5:00 p.m. Eastern Time on any Business Day. State Street will employ procedures designed to confirm that your order is valid. These may include asking for identifying information and recording the phone call. Neither State Street nor the Funds may be held liable for acting on telephone instructions that State Street reasonably believes to be valid. State Street will wire proceeds directly to your designated bank account.(1)

[] To redeem shares by mail, indicate the dollar amount you wish to receive or the number of shares you wish to sell in your order to sell. Include your Fund's number and your account and taxpayer identification numbers. All account signatories must sign the order.

[] A direct buyer can ask State Street to wire proceeds directly to its designated bank account.(2)

[] When a direct buyer purchases Fund shares and then quickly sells (E.G., sells before clearance of the purchase check), the Fund may delay the payment of proceeds up to ten days to ensure that purchase checks have cleared.

-------
(1)The following procedures are intended to help prevent fraud. If you wish to make a change to your list of authorized traders, you must provide a written request signed by an authorized signer on your account. If you wish to change your bank wire instructions or list of authorized signers, you must make your request in writing and include a medallion signature guarantee or provide a corporate resolution of a recent date or other documentation as determined by the Fund's transfer agent. You can obtain a medallion signature guarantee from most banks and securities dealers. A medallion signature guarantee is not a notarized signature.
(2)To help prevent fraud, if you direct the sale proceeds to someone other than your account's owner of record, to an address other than your account's address of record or to a bank not designated previously, you must make your request in writing and include a medallion signature guarantee or provide a corporate resolution of a recent date or other documentation as determined by the Fund's transfer agent. You can obtain a medallion signature guarantee from most banks and securities dealers. A medallion signature guarantee is not a notarized signature.

--------------------------------------------------------------------------------
                                                                             17

CALCULATING THE FUNDS' SHARE PRICE

Each Fund's share price (also known as a Fund's NAV) is calculated by dividing the value of the net assets of the Fund (I.E., the value of its total assets less total liabilities) by the total number of outstanding shares of the Fund, generally rounded to the nearest cent.

Each Fund's NAV is calculated at the close of regular trading on the NYSE (generally, 4:00 p.m. Eastern Time) on any Business Day. If regular trading on the NYSE closes early, the time for calculating each Fund's NAV and the deadline for share transactions will be accelerated to the earlier closing time. The NAV of each Fund is calculated based on the net asset value of the Master Portfolio in which the Fund invests. The Funds' SAI includes a description of the methods for valuing the Master Portfolios' investments, including a description of the circumstances in which the Master Portfolios' investments would be valued using fair value pricing and the effects of using fair value pricing.

FUND DISTRIBUTIONS

The S&P 500 Stock Fund makes distributions of its net investment income to investors every quarter. The Bond Index Fund makes distributions of its net investment income to shareholders every month. The Funds distribute their net realized capital gains, if any, to shareholders at least annually. Distributions payable to you by a Fund will be automatically reinvested in additional Shares of that Fund, unless you have elected to receive distribution payments in cash.

FREQUENT TRADING IN FUND SHARES

Frequent purchases and redemptions of mutual fund shares ("frequent trading") may have a detrimental effect on a fund and its shareholders. Depending on various factors, such as the size of the fund's investment portfolio and the amount of assets maintained in cash, frequent trading may harm the performance of the fund by interfering with the implementation of its investment strategies and/or increasing transaction costs and taxes, and/or may dilute the value of fund shares held by long-term investors. Frequent trading may include activity that appears to attempt to take advantage of a potential arbitrage opportunity presented by a lag between a change in the value of a fund's investment portfolio securities after the close of the primary markets for those portfolio securities and the reflection of that change in the fund's NAV ("market timing").

Each Fund invests only in interests of its Master Portfolio, and the Boards of Trustees of the Master Portfolios and the Funds have each considered the issues of frequent trading and market timing. The Bond Index Master Portfolio's Board of Trustees has adopted a policy pursuant to which BGI monitors for possible market timing activity in the Bond Index Master Portfolio. Due to the complexity and subjectivity involved in identifying market timing activity, there can be no assurance that BGI will identify all trades and trading practices that are market timing activity. BGI, however, monitors aggregate trades and seeks to work with intermediaries to address potential market timing activity that has a significant effect on the performance of the Bond Index Master Portfolio, and restrict or eliminate such activity where possible. The Bond Index Master Portfolio's Board of Trustees has not adopted a policy of monitoring for other forms of frequent trading because daily flows into and out of the Bond Index Master Portfolio are aggregated, and the process of aggregation is expected to reduce the potential for frequent trading to disrupt the implementation of the Bond Index Master Portfolio's investment strategies.

The S&P 500 Index Master Portfolio's Board of Trustees has adopted a policy of not monitoring for possible market timing activity because the S&P 500 Index Master Portfolio invests primarily in equity securities that are valued as of the same time that the net asset value of the S&P 500 Index Master Portfolio is calculated (generally 4:00 p.m. Eastern Time), which eliminates the potential arbitrage opportunity presented by a lag between a change in the value of the S&P 500 Index Master Portfolio's holdings and the reflection of that change in the S&P 500 Index Master Portfolio's net asset values. The S&P 500 Index Master Portfolio's Board of Trustees has not adopted a policy of monitoring for other forms of frequent trading because daily flows into and out of the S&P 500 Index Master Portfolio are aggregated, and the process of aggregation is expected to reduce the potential for frequent trading to disrupt the implementation of the S&P 500 Index Master Portfolio's investment strategies.

--------------------------------------------------------------------------------
     18                                        BARCLAYS GLOBAL INVESTORS FUNDS

The Funds' Board of Trustees has not adopted a policy of monitoring for market timing or other frequent trading activity in the Funds in light of the nature of the Funds' investment in Master Portfolios, the policies of the Master Portfolios, as described in the preceding paragraphs, and the historical nature of flows into and out of the Funds.

BGI's ability to monitor trades that are placed by participants in plans that are shareholders in the Funds or other shareholders in the Funds that trade through omnibus accounts maintained by intermediaries will be severely limited to the extent BGI does not receive transaction information showing individual investment decisions. Upon request by the Funds, intermediaries are required to provide certain transaction information that may enable the Funds to identify trading activity that is potentially harmful to the Funds. The Funds may, but do not have the obligation to, respond to any potentially harmful trading activity that is identified. In the event any potentially harmful trading activity is identified, responses may include the imposition of trading restrictions, the rejection of purchases, or such other steps the Funds determine are appropriate. Intermediaries' ability to impose restrictions on the trading practices of their clients may, however, be affected by legal or technological limitations.

TAXES

The following discussion regarding U.S. federal income taxes is based upon laws in effect as of the date of this Prospectus and summarizes only some of the important U.S. federal income tax considerations affecting the Funds and their U.S. shareholders. This discussion is not intended as a substitute for careful tax planning. Please see the SAI for additional U.S. federal income tax information.

Distributions from your Fund's net investment income and net realized capital gains are taxable to you, whether you choose to receive them in cash or automatically reinvest them in additional Fund shares. The amount of taxes you owe will vary depending on your tax status and on your tax rate and the amount and character of the Fund's distributions to you. Normally, distributions are taxable to you when paid. However, when distributions are declared in the last three months of a year and paid in January of the next year, they are taxable as if paid on December 31 of the prior year.

Distributions from the Funds generally are taxable as follows:

DISTRIBUTION TYPE         TAX STATUS
------------------------- --------------------------------
Qualified dividend        Qualified dividend income(1)(2)
  income
Other income ............ Ordinary income(2)
Short-term capital gain . Ordinary income
Long-term capital gain .. Long-term capital gain(3)

-------
  (1) If you are an individual, your distributions attributable to the Fund's qualified dividend income generally can be treated by you as qualified dividend income, taxable to you at a maximum 15% U.S. federal income tax rate, as long as you meet certain holding period and other requirements. Qualified dividend income is, in general, dividend income received from taxable U.S. and certain foreign corporations. In general, distributions of the Bond Index Fund are not expected to be attributable to qualified dividend income. Absent further legislation, the reduced rates of tax for qualified dividend income will expire after December 31, 2010.
  (2) A portion of distributions paid to corporate shareholders of the S&P 500 Index Fund may qualify for the dividends-received deduction available to corporations, but none of the distributions of the Bond Index Fund is expected to qualify for such deductions.
  (3) An individual's net long-term capital gain is subject to a reduced maximum 15% U.S. federal income tax rate. Absent further legislation, this reduced 15% maximum tax rate on long-term capital gain is scheduled to expire after December 31, 2010.

In addition, if you sell your Fund shares you generally will have a taxable capital gain or loss in an amount equal to the difference between the net amount of sale proceeds that you receive and your tax basis for the shares that you sell. In certain circumstances, a loss on the sale may be disallowed.

TRANSACTION               TAX STATUS
------------------------- --------------------------------
You sell shares owned     Long-term capital gain or loss
  for more than one year
You sell shares owned     Short-term capital gain or loss
  for one year or less

--------------------------------------------------------------------------------
                                                                             19

If you buy a Fund's shares shortly before it makes a distribution, you will, in effect, receive part of your purchase back in the form of a taxable distribution. Similarly, if you buy shares of a Fund that holds appreciated securities, you will, in effect, receive part of your purchase back in a taxable distribution if and when the Fund sells the appreciated securities and distributes the realized gain on the sale. Each Fund has built up, or has the potential to build up, high levels of unrealized appreciation in its investments.

After the end of each year, the Funds will send to you a notice that tells you how much you have received in distributions during the year and their U.S. federal income tax status. You could also be subject to foreign, state and local taxes on such distributions.

In certain circumstances, you may be subject to backup withholding taxes on distributions to you from the Funds if you fail to provide the Funds with your correct social security number or other taxpayer identification number, or to make required certifications, or if you have been notified by the Internal Revenue Service that you are subject to backup withholding.

TAX CONSIDERATIONS FOR TAX-EXEMPT OR FOREIGN INVESTORS OR THOSE HOLDING FUND SHARES THROUGH A TAX-DEFERRED ACCOUNT, SUCH AS A 401(K) PLAN OR IRA, WILL BE DIFFERENT. FOR EXAMPLE, SHAREHOLDERS THAT ARE EXEMPT FROM U.S. FEDERAL INCOME TAX, SUCH AS A RETIREMENT PLAN THAT IS QUALIFIED UNDER SECTION 401 OF THE INTERNAL REVENUE CODE, GENERALLY ARE NOT SUBJECT TO U.S. FEDERAL INCOME TAX ON FUND DIVIDENDS OR DISTRIBUTIONS, OR ON SALES OF FUND SHARES. BECAUSE EACH INVESTOR'S TAX CIRCUMSTANCES ARE UNIQUE AND BECAUSE TAX LAWS ARE SUBJECT TO CHANGE, YOU SHOULD CONSULT YOUR TAX ADVISOR ABOUT YOUR INVESTMENT.

MASTER/FEEDER MUTUAL FUND STRUCTURE

The Funds do not have their own investment adviser. Instead, each Fund invests all of its assets in a separate mutual fund, called a Master Portfolio, that has a substantially identical investment objective, strategies and policies as the Fund. BGFA serves as investment adviser to each Master Portfolio. The Master Portfolios may accept investments from other feeder funds. Certain actions involving other feeder funds, such as a substantial withdrawal, could affect the Master Portfolios and, therefore, the Funds.

FEEDER FUND EXPENSES

Feeder funds, including the Funds, bear their respective Master Portfolio's expenses in proportion to the amount of assets each invests in the Master Portfolio. Each feeder fund can set its own transaction minimums, fund-specific expenses and conditions.

FEEDER FUND RIGHTS

Under the master/feeder structure, the Funds' Board of Trustees retains the right to withdraw a Fund's assets from its Master Portfolio if it believes doing so is in the best interests of the Fund's shareholders. If the Board of Trustees decides to withdraw a Fund's assets, it would then consider whether the Fund should hire its own investment adviser, invest in another master portfolio or take other action.

--------------------------------------------------------------------------------
     20                                        BARCLAYS GLOBAL INVESTORS FUNDS

Financial Highlights

The financial tables in this section are intended to help investors understand the financial performance of the shares of each Fund for the past five years. Certain information reflects financial results for a single share of each Fund. The total returns in the tables represent the rate of return that an investor would have earned (or lost) on an investment in shares of a given Fund, assuming reinvestment of all dividends and distributions. The information has been audited by PricewaterhouseCoopers LLP, whose report, along with such Funds' financial statements, is included in such Funds' annual report. You may obtain copies of the annual report, at no cost, by calling 1-877-BGI-1544 (1-877-244-1544) (toll-free) Monday through Friday, 8:30 a.m. to 6:30 p.m. Eastern Time.

BOND INDEX FUND

FINANCIAL HIGHLIGHTS
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                 YEAR ENDED          YEAR ENDED          YEAR ENDED          YEAR ENDED         YEAR ENDED
                               DEC. 31, 2007       DEC. 31, 2006       DEC. 31, 2005       DEC. 31, 2004       DEC. 31, 2003
                              ---------------     ---------------     ---------------     ---------------     --------------
NET ASSET VALUE,                  $  ___             $   9.64            $   9.93            $  10.02            $  10.14
                                  -----------        --------            --------            --------            --------
  BEGINNING OF YEAR
INCOME FROM INVESTMENT
  OPERATIONS:
Net investment income                ___                 0.46                0.44                0.45                0.52
Net realized and                    (___)               (0.02)              (0.23)              (0.05)              (0.13)
                                  -----------        --------            --------            --------            --------
  unrealized gain (loss)
TOTAL FROM INVESTMENT                ___                 0.44                0.21                0.40                0.39
                                  -----------        --------            --------            --------            --------
  OPERATIONS
LESS DISTRIBUTIONS FROM:
Net investment income               (___)               (0.49)              (0.50)              (0.49)              (0.51)
                                  -----------        --------            --------            --------            --------
TOTAL DISTRIBUTIONS                 (___)               (0.49)              (0.50)              (0.49)              (0.51)
                                  -----------        --------            --------            --------            --------
NET ASSET VALUE, END OF           $  ___             $   9.59            $   9.64            $   9.93            $  10.02
                                  ===========        ========            ========            ========            ========
  YEAR
TOTAL RETURN                         ___%                4.76%               2.12%               4.05%               3.92%
                                  ===========        ========            ========            ========            ========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year           $  ___             $103,592            $203,771            $217,013            $178,217
  (000s)
Ratio of expenses to
average net
 assets(a)                           ___%                0.23%               0.23%               0.23%               0.23%
Ratio of expenses to
average net assets
 prior to expense                    ___%                0.26%                n/a                 n/a                n/a
  reductions(a)
Ratio of net investment
income to
 average net assets(a)               ___%                4.83%               4.42%               4.34%               4.09%
Portfolio turnover                   ___%                  57%                 76%                148%                 67%
  rate(b)

-------
  (a) These ratios include the Fund's share of net expenses charged to the Master Portfolio.
  (b)        Represents the portfolio turnover rate of the Fund's Master
             Portfolio.

--------------------------------------------------------------------------------
                                                                             21

S&P 500 STOCK FUND

FINANCIAL HIGHLIGHTS
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                 YEAR ENDED          YEAR ENDED          YEAR ENDED          YEAR ENDED         YEAR ENDED
                               DEC. 31, 2007       DEC. 31, 2006       DEC. 31, 2005       DEC. 31, 2004       DEC. 31, 2003
                              ---------------     ---------------     ---------------     ---------------     --------------
NET ASSET VALUE,                  $ ____             $ 150.07            $ 145.95            $ 134.74           $   106.71
                                                     --------            --------            --------           ---------
  BEGINNING OF YEAR
INCOME FROM INVESTMENT
  OPERATIONS:
Net investment income                ___                 3.04                2.66                3.51                 1.86
Net realized and                     ___                20.11                4.07               10.69                28.06
                                  ------             --------            --------            --------           ---------
  unrealized gain (loss)
TOTAL FROM INVESTMENT                ___                23.15                6.73               14.20                29.92
                                  ------             --------            --------            --------           ---------
  OPERATIONS
LESS DISTRIBUTIONS FROM:
Net investment income               (___)               (3.68)              (2.61)              (2.99)               (1.89)
Net realized gain                      -                    -                   -                   -                    -
Return of capital                   (___)               (0.01)                  -                   -                    -
                                  ------             --------            --------            --------           ----------
TOTAL DISTRIBUTIONS                 (___)               (3.69)              (2.61)              (2.99)               (1.89)
                                  ------             --------            --------            --------           ----------
NET ASSET VALUE, END OF           $ ____             $ 169.53            $ 150.07            $ 145.95           $  134.74
                                  ======             ========            ========            ========           ==========
  YEAR
TOTAL RETURN                         ___%               15.60%               4.72%              10.67%               28.37%
                                  ======             ========            ========            ========           ==========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year           $ ____             $270,407            $308,836            $440,365           $1,394,613
  (000s)
Ratio of expenses to
average net
 assets(a)                           ___%                0.20%               0.20%               0.20%                0.20%
Ratio of expenses to
average net assets
 prior to expense                    ___%                0.21%                n/a                 n/a                  n/a
  reductions(a)
Ratio of net investment
income to
 average net assets(a)               ___%                1.78%               1.69%               1.63%                1.59%
Portfolio turnover                   ___%                  14%                 10%                 14%                   8%
  rate(b)

-------
  (a) These ratios include the Fund's share of net expenses charged to the Master Portfolio.
  (b)        Represents the portfolio turnover rate of the Fund's Master
             Portfolio.

--------------------------------------------------------------------------------
     22                                        BARCLAYS GLOBAL INVESTORS FUNDS

Copies of the Prospectus and SAI and other information are available, without charge, upon request, by calling the number below. For more detailed information about Barclays Global Investors Funds and the Funds, you may request a copy of the SAI. The SAI provides information about the Funds and is incorporated by reference into this Prospectus. This means that the SAI, for legal purposes, is a part of this Prospectus.

Additional information about the Funds' investments is available in the Funds' annual or semi-annual reports to shareholders. In the Funds' annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during the last fiscal year.

If you have any questions about the Funds or you wish to obtain the SAI or semi-annual or annual reports free of charge, please:

Call:     1-877-BGI-1544 (1-877-244-1544) (toll-free)
          Monday through Friday
          8:30 a.m. to 6:30 p.m. (Eastern Time)
E-mail:   BGIFunds@barclaysglobal.com
Write:    Barclays Global Investors Funds
          c/o SEI Investments Distribution Co.
          One Freedom Valley Drive, Oaks, PA 19456

Information about a Fund (including its SAI) can be reviewed and copied at the SEC Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling the Securities and Exchange Commission's ("SEC") at 1-202-551-8090. Reports and other information about the Funds are available on the EDGAR Database on the SEC's website at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

NO PERSON IS AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS ABOUT ANY FUND AND ITS SHARES NOT CONTAINED IN THIS PROSPECTUS AND YOU SHOULD NOT RELY ON ANY OTHER INFORMATION. READ AND KEEP THE PROSPECTUS FOR FUTURE REFERENCE.

                   Investment Company Act File No.: 811-07332

                           For more information call
              or call 1-877-BGI-1544 (1-877-244-1544) (toll-free)

BGI-F-___-_____
[GRAPHIC APPEARS HERE]

BARCLAYS GLOBAL INVESTORS

BARCLAYS GLOBAL INVESTORS FUNDS

Statement of Additional Information
Dated ____, 2008

Bond Index Fund
S&P 500 Stock Fund

Barclays Global Investors Funds (the "Trust" or "BGIF") is an open-end, series investment management company. This combined Statement of Additional Information ("SAI") contains information about two funds of the Trust - the Bond Index Fund and S&P 500 Stock Fund (each, a "Fund" and collectively, the "Funds").

Each of the Bond Index Fund and S&P 500 Stock Fund invests substantially all of its assets in the Bond Index Master Portfolio and S&P 500 Index Master Portfolio (each, a "Master Portfolio" and collectively, the "Master Portfolios"), respectively, of Master Investment Portfolio ("MIP"), which have substantially similar investment objectives as the corresponding Fund. MIP is an open-end, series investment management company. Barclays Global Fund Advisors ("BGFA" or "Investment Adviser") serves as investment adviser to the Master Portfolio in which each Fund invests. References to the investments, investment policies and risks of the Funds, unless otherwise indicated, should be understood as references to the investments, investment policies and risks of the Master Portfolios.

This SAI is not a prospectus and should be read in conjunction with the Funds' current prospectus ("Prospectus"), also dated ____, 2008. All terms used in this SAI that are defined in the Prospectus have the meanings assigned in the Prospectus. The audited financial statements for the Funds, which include the schedule of investments and report of the independent registered public accounting firm for the fiscal year ended December 31, 2007, are hereby incorporated by reference to the Funds' annual report. The Prospectus and copies of the annual report may be obtained without charge by writing to Barclays Global Investors Funds, c/o SEI Investments Distribution Co., One Freedom Valley Drive, Oaks, PA 19456, or by calling 1-877-BGI-1544 (1-877-244-1544) (toll-free), or e-mailing the Funds at BGIFunds@barclaysglobal.com.

                              TABLE OF CONTENTS

                                           PAGE
                                          -----
History of the Trust                         1
Description of the Funds and their           1
  Investments and Risks
   Investment Objectives and Policies        1
   Fundamental Investment                    1
  Restrictions
   Non-Fundamental Investment                2
  Restrictions
   Fundamental Investment                    3
Restrictions of the Master
  Portfolios
   Non-Fundamental Restrictions of           3
  the Master Portfolios
Investments and Risks of the Master          4
  Portfolios
   Asset-Backed Securities and               4
Commercial Mortgage-Backed
  Securities
   Bonds                                     4
   Borrowing                                 4
   Equity Securities                         5
   Floating-Rate and Variable-Rate           5
  Obligations
   Forward Commitments, When-Issued          5
Purchases and Delayed-Delivery
  Transactions
   Futures Contracts and Options             5
  Transactions
   Illiquid Securities                       6
   Interest-Rate and Index Swaps             6
   Interest-Rate Futures Contracts           7
and Options on Interest-Rate Futures
  Contracts
   Investment Companies and                  7
  Exchange-Traded Funds
   Letters of Credit                         7
   Loans of Portfolio Securities             7
   Mortgage Pass-Through Securities          8
   Mortgage Securities                       9
   Municipal Securities                      9
   Repurchase Agreements                     9
   Restricted Securities                     9
   Reverse Repurchase Agreements            10
   Securities of Non-U.S. Issuers           10
   Short-Term Instruments                   11
   Stock Index Futures and Options          11
  on Stock Index Futures
   Unrated, Downgraded and Below            11
  Investment Grade Investments
   U.S. Government Obligations              12
   Warrants                                 12
   The S&P 500 Stock Fund and S&P           12
  500 Index Master Portfolio
Portfolio Holdings Information              12
   Service Providers                        13

                                           PAGE
                                          -----
   Third-Party Feeder Funds                 13
   Securities and Exchange                  14
  Commission Filings
   Other Public Disclosure                  14
   Approved Recipients                      14
Management                                  14
   Interested Trustees                      15
   Independent Trustees                     15
   Officers                                 16
   Committees                               17
   Beneficial Equity Ownership              17
  Information
   Ownership of Securities of               18
  Certain Entities
   Compensation of Trustees                 18
   Master/Feeder Structure                  19
   Codes of Ethics                          19
   Proxy Voting Policies of the             19
  Master Portfolios
   Shareholder Communication to the         20
  Board of Trustees
Control Persons and Principal               20
  Holders of Securities
Investment Adviser and Other Service        21
  Providers
   Investment Adviser                       21
   Advisory Fees                            21
   Administrator                            22
   Shareholder Servicing Agents             22
   Distributor                              23
   Custodian                                24
   Transfer and Dividend Disbursing         24
  Agent
   Independent Registered Public            24
  Accounting Firm
   Legal Counsel                            24
Portfolio Managers                          24
Determination of Net Asset Value            27
Purchase, Redemption and Pricing of         27
  Shares
   Terms of Purchase and Redemption         27
   In-Kind Purchases                        28
   Suspension of Redemption Rights          28
  or Payment of Redemption Proceeds
Portfolio Transactions                      28
   General                                  28
   Portfolio Turnover                       29
   Brokerage Commissions                    29

                                          PAGE
                                         -----
   Brokerage Commissions Paid to           29
  Affiliates
   Securities of Regular                   29
  Brokers-Dealers
   Frequent Trading in Fund Shares         29
Distributions and Taxes                    30
   Qualification as a Regulated            30
  Investment Company
   Excise Tax                              31
   Capital Loss Carry-Forwards             31
   Equalization Accounting                 32
   Investment through Master               32
  Portfolios
   Taxation of Fund Investments            32
   Taxation of Distributions               34
   Sales of Fund Shares                    35
   Foreign Taxes                           35
   Federal Income Tax Rates                35
   Backup Withholding                      36
   Tax-Deferred Plans                      36
   Corporate Shareholders                  36
   Foreign Shareholders                    36
Capital Stock                              37
   Voting                                  37
   Dividends and Distributions             38
   Master Portfolios                       38
Additional Information on the Funds        38
Financial Statements                       39
Appendix A                                A-1

History of the Trust
The Trust was organized on December 4, 2001 as a statutory trust under the laws of the State of Delaware. On August 21, 2001, the Board of Directors of Barclays Global Investors Funds, Inc. (the "Company") approved a proposal to redomicile the Company from a Maryland corporation to a Delaware statutory trust (the "Redomiciling"). Shareholders of the Company approved the Redomiciling on November 16, 2001. The Trust was established with multiple series, including the Funds, corresponding to, and having identical designations as, the Company's series. The Redomiciling was effected on January 11, 2002, at which time the Trust assumed the operations of the Company and adopted the Company's registration statement. Shortly thereafter, the Company was dissolved.

The Trust consists of multiple series, including the Funds. The Trust's principal office is located at 45 Fremont Street, San Francisco, CA 94105. Each Fund invests all of its assets in a Master Portfolio of MIP (as shown below), which has the same or substantially same investment objective, policies and restrictions as the related Fund.

FUND                           MASTER PORTFOLIO IN WHICH THE FUND INVESTS
--------------------------     -------------------------------------------
  Bond Index Fund              Bond Index Master Portfolio
  S&P 500 Stock Fund           S&P 500 Index Master Portfolio

Description of the Funds and their Investments and Risks
INVESTMENT OBJECTIVES AND POLICIES. The Trust is an open-end, series management investment company. Each Fund and Master Portfolio has adopted an investment objective and investment policies that may be fundamental or non-fundamental. Fundamental policies cannot be changed without approval by the holders of a majority (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the outstanding voting securities of such Fund or Master Portfolio, as the case may be. Non-fundamental policies may be changed without shareholder approval by the vote of a majority of the trustees of the Trust or MIP (the "Trustees"), as the case may be, at any time.

The Master Portfolios in which the Funds invest are diversified funds as defined in the 1940 Act. Each Fund's investment objective is set forth in its Prospectus. Each Fund's investment objective is non-fundamental and can be changed by the Trust's board of trustees (the "Board of Trustees" or "Board") without shareholder approval. The investment objective and investment policies of a Fund determine the types of portfolio securities in which the Fund invests, the degree of risk to which the Fund is subject and, ultimately, the Fund's performance. There can be no assurance that the investment objective of either Fund will be achieved.

FUNDAMENTAL INVESTMENT RESTRICTIONS. The Funds are subject to the following investment restrictions, all of which are fundamental policies. Each Fund may not:

(1) Purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of the Fund's investments in that industry would equal or exceed 25% of the current value of the Fund's total assets, provided that this restriction does not limit the Fund's: (i) investments in securities of other investment companies, (ii) investments in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, or (iii) investments in repurchase agreements collateralized by U.S. government securities, and provided further that the Fund reserves the right to concentrate in any industry in which the index that the Fund tracks becomes concentrated to approximately the same degree during the same period;

(2) Purchase the securities of any single issuer if, as a result, with respect to 75% of the Fund's total assets, more than 5% of the value of its total assets would be invested in the securities of such issuer or the Fund's ownership would be more than 10% of the outstanding voting securities of such issuer, provided that this restriction does not limit the Fund's cash or cash items, investments in securities issued or guaranteed by the U.S. government, its agencies and instrumentalities, or investments in securities of other investment companies;

(3) Borrow money or issue senior securities, except to the extent permitted under the 1940 Act, including the rules, regulations and any orders obtained thereunder;

(4) Make loans to other parties, except to the extent permitted under the 1940 Act, including the rules, regulations and any orders obtained thereunder. For the purposes of this limitation, entering into repurchase agreements, lending securities and acquiring any debt securities are not deemed to be the making of loans;

(5) Underwrite securities of other issuers, except to the extent that the purchase of permitted investments directly from the issuer thereof or from an underwriter for an issuer and the later disposition of such securities in accordance with the Fund's investment program may be deemed to be an underwriting; and provided further, that the purchase by the Fund of securities issued by an open-end management investment company, or a series thereof, with substantially the same investment objective, policies and restrictions as the Fund shall not constitute an underwriting for purposes of this paragraph;

(6) Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);

(7) Purchase or sell commodities, provided that: (i) currency will not be deemed to be a commodity for purposes of this restriction, (ii) this restriction does not limit the purchase or sale of futures contracts, forward contracts or options, and (iii) this restriction does not limit the purchase or sale of securities or other instruments backed by commodities or the purchase or sale of commodities acquired as a result of ownership of securities or other instruments; and

(8) Purchase securities on margin (except for short-term credits necessary for the clearance of transactions and except for margin payments in connection with options, futures and options on futures) or make short sales of securities.

With respect to paragraph (3) above, the 1940 Act currently allows each Fund to borrow up to one-third of the value of its total assets (including the amount borrowed) valued at the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made. With respect to paragraph (4) above, the 1940 Act and regulatory interpretations currently limit the percentage of each Fund's securities that may be loaned to one-third of the value of its total assets.

NON-FUNDAMENTAL INVESTMENT RESTRICTIONS. The Funds have adopted the following investment restrictions as non-fundamental policies. These restrictions may be changed without shareholder approval by a majority of the Trustees of the Trust at any time.

(1) The Funds may invest in shares of other open-end management investment companies, subject to the limitations of Section 12(d)(1) of the 1940 Act, including the rules, regulations and exemptive orders obtained thereunder; provided, however, that a Fund, if it has knowledge that its beneficial interests are purchased by another investment company investor pursuant to Section 12(d)(1)(G) of the 1940 Act, will not acquire any securities of registered open-end management investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act. Other investment companies in which the Funds invest can be expected to charge fees for operating expenses, such as investment advisory and administration fees, that would be in addition to those charged by the Funds.

(2) Each Fund may not invest more than 15% of its net assets in illiquid securities. For this purpose, illiquid securities include, among others,
      (i) securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale, (ii) fixed time deposits that are subject to withdrawal penalties and that have maturities of more than seven days, and (iii) repurchase agreements not terminable within seven days.

(3) Each Fund may lend securities from its portfolio to brokers, dealers and financial institutions, in amounts not to exceed (in the aggregate) one-third of a Fund's total assets. Any such loans of portfolio securities will be fully collateralized based on values that are marked to market daily.

(4) Each Fund may not purchase interests, leases, or limited partnership interests in oil, gas, or other mineral exploration or development programs.

(5) Each Fund may not write, purchase or sell puts, calls, straddles, spreads, warrants, options or any combination thereof, except that a Fund may enter into futures and options contracts in accordance with its investment policies.

(6) Each Fund will provide shareholders with at least 60 days' notice of any change to the Fund's non-fundamental policy to invest at least 90% of the value of the Fund's net assets, plus the amount of any borrowing for investment purposes, in securities comprising the index that the Fund tracks. The notice will be provided in plain English in a separate written document, and will contain the following prominent statement or similar statement in bold-face type: "Important Notice Regarding Change in Investment Policy." This statement will appear on both the notice and the envelope in which it is delivered, unless it is delivered separately from other communications to investors, in which case the statement will appear either on the notice or the envelope in which the notice is delivered.

Notwithstanding any other investment policy or restriction (whether or not fundamental), each Fund may (and does) invest all of its assets in the securities of a single open-end management investment company with substantially the same investment objective, policies and limitations as the Fund. See "Management - Master/Feeder Structure."

FUNDAMENTAL INVESTMENT RESTRICTIONS OF THE MASTER PORTFOLIOS. The Master Portfolios are subject to the following investment restrictions, all of which are fundamental policies. These restrictions cannot be changed, as to a Master Portfolio, without approval by the holders of a majority (as described in the 1940 Act) of the Master Portfolio's outstanding voting interest. Each Master Portfolio may not:

(1) Purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of a Master Portfolio's investments in that industry would equal or exceed 25% of the current value of the Master Portfolio's total assets, provided that this restriction does not limit a Master Portfolio's: (i) investments in securities of other investment companies, (ii) investments in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, or (iii) investments in repurchase agreements collateralized by U.S. government securities, and provided further that the Master Portfolios reserve the right to concentrate in any industry in which the index that each respective Master Portfolio tracks becomes concentrated to approximately the same degree during the same period.

(2) Purchase the securities of any single issuer if, as a result, with respect to 75% of a Master Portfolio's total assets, more than 5% of the value of its total assets would be invested in the securities of such issuer or the Master Portfolio's ownership would be more than 10% of the outstanding voting securities of such issuer, provided that this restriction does not limit a Master Portfolio's cash or cash items, investments in securities issued or guaranteed by the U.S. government, its agencies and instrumentalities, or investments in securities of other investment companies.

(3) Borrow money or issue senior securities, except to the extent permitted under the 1940 Act, including the rules, regulations and any orders obtained thereunder.

(4) Make loans to other parties, except to the extent permitted under the 1940 Act, including the rules, regulations and any orders obtained thereunder. For the purposes of this limitation, entering into repurchase agreements, lending securities and acquiring any debt securities are not deemed to be the making of loans.

(5) Underwrite securities of other issuers, except to the extent that the purchase of permitted investments directly from the issuer thereof or from an underwriter for an issuer and the later disposition of such securities in accordance with a Master Portfolio's investment program may be deemed to be an underwriting; and provided further, that the purchase by the Master Portfolios of securities issued by an open-end management investment company, or a series thereof, with substantially the same investment objective, policies and restrictions as the Master Portfolios shall not constitute an underwriting for purposes of this paragraph.

(6) Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Master Portfolios from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business).

(7) Purchase or sell commodities, provided that (i) currency will not be deemed to be a commodity for purposes of this restriction, (ii) this restriction does not limit the purchase or sale of futures contracts, forward contracts or options, and (iii) this restriction does not limit the purchase or sale of securities or other instruments backed by commodities or the purchase or sale of commodities acquired as a result of ownership of securities or other instruments.

(8) Purchase securities on margin, but each Master Portfolio may make margin deposits in connection with transactions in options, forward contracts, futures contracts, including those related to indexes, and options on futures contracts or indexes.

With respect to paragraph (3) above, the 1940 Act currently allows a Master Portfolio to borrow up to one-third of the value of its total assets (including the amount borrowed) valued at the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made. With respect to paragraph (4) above, the 1940 Act and regulatory interpretations currently limit the percentage of a Master Portfolio's securities that may be loaned to one-third of the value of its total assets.

NON-FUNDAMENTAL RESTRICTIONS OF THE MASTER PORTFOLIOS.

(1) Each Master Portfolio may invest in shares of other open-end management investment companies, subject to the limitations of Section 12(d)(1) of the 1940 Act, including the rules, regulations and exemptive orders obtained thereunder; provided, however, that a Master Portfolio, if it has knowledge that its beneficial interests are purchased by another investment company investor pursuant to Section 12(d)(1)(G) of the 1940 Act, will not acquire any securities of registered open-end management investment companies or registered unit investment trusts in reliance on
      Section 12(d)(1)(F) or 12(d)(1)(G) of
  the 1940 Act. Other investment companies in which the Master Portfolios invest can be expected to charge fees for operating expenses, such as investment advisory and administration fees, that would be in addition to those charged by the Master Portfolios.

(2) Each Master Portfolio may not invest more than 15% of its net assets in illiquid securities. For this purpose, illiquid securities include, among others, (i) securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale,
      (ii) fixed time deposits that are subject to withdrawal penalties and that have maturities of more than seven days, and (iii) repurchase agreements not terminable within seven days.

(3) Each Master Portfolio may lend securities from its portfolio to brokers, dealers and financial institutions, in amounts not to exceed (in the aggregate) one-third of the Master Portfolio's total assets. Any such loans of portfolio securities will be fully collateralized based on values that are marked to market daily.

(4) Each Master Portfolio may not purchase interests, leases, or limited partnership interests in oil, gas, or other mineral exploration or development programs.

(5) Each Master Portfolio will provide interestholders with at least 60 days' notice of any change to the Master Portfolio's non-fundamental policy to invest at least 90% of the value of the Master Portfolio's net assets, plus the amount of any borrowing for investment purposes, in securities comprising the index that the Master Portfolio tracks. The notice will be provided in plain English in a separate written document, and will contain the following prominent statement or similar statement in bold-face type: "Important Notice Regarding Change in Investment Policy." This statement will appear on both the notice and the envelope in which it is delivered, unless it is delivered separately from other communications to investors, in which case the statement will appear either on the notice or the envelope in which the notice is delivered.

Investments and Risks of the Master Portfolios
The Master Portfolios in which the Funds invest may invest in the securities described below. To avoid the need to refer to both the Funds and the Master Portfolios in every instance, references in the following sections to the Funds generally include the Funds and the Master Portfolios.

ASSET-BACKED SECURITIES AND COMMERCIAL MORTGAGE-BACKED SECURITIES. The Bond Index Fund may invest in asset-backed and commercial mortgage-backed securities. Asset-backed securities are securities backed by installment contracts, credit-card receivables or other assets. Commercial mortgage-backed securities are securities backed by commercial real estate properties. Both asset-backed and commercial mortgage-backed securities represent interests in "pools" of assets in which payments of both interest and principal on the securities are made on a regular basis. The payments are, in effect, "passed through" to the holder of the securities (net of any fees paid to the issuer or guarantor of the securities). The average life of asset-backed and commercial mortgage-backed securities varies with the maturities of the underlying instruments and, as a result of prepayments or extensions, can often be shorter or longer (as the case may be) than the original maturity of the assets underlying the securities. For this and other reasons, an asset-backed and commercial mortgage-backed security's stated maturity may be shortened or extended, and the security's total return may be difficult to predict precisely.

BONDS. The Bond Index Fund invests a substantial portion of its assets in U.S. registered, dollar-denominated bonds. A bond is an interest-bearing security issued by a company or governmental unit. The issuer of a bond has a contractual obligation to pay interest at a stated rate on specific dates and to repay principal (the bond's face value) periodically or on a specified maturity date. An issuer may have the right to redeem or "call" a bond before maturity, in which case the investor may have to reinvest the proceeds at lower market rates. Most bonds bear interest income at a "coupon" rate that is fixed for the life of the bond. The value of a fixed rate bond usually rises when market interest rates fall, and falls when market interest rates rise. Accordingly, a fixed rate bond's yield (income as a percent of the bond's current value) may differ from its coupon rate as its value rises or falls. Other types of bonds bear income at an interest rate that is adjusted periodically. Because of their adjustable interest rates, the value of "floating-rate" or "variable-rate" bonds fluctuates much less in response to market interest rate movements than the value of fixed rate bonds. See "Floating-Rate and Variable-Rate Obligations" below. The Fund may treat some of these bonds as having a shorter maturity for purposes of calculating the weighted average maturity of its investment portfolio. Bonds may be senior or subordinated obligations. Senior obligations generally have the first claim on a corporation's earnings and assets and, in the event of liquidation, are paid before subordinated debt. Bonds may be unsecured (backed only by the issuer's general creditworthiness) or secured (also backed by specified collateral).

BORROWING. Each Fund may borrow money for temporary or emergency purposes, including the meeting of redemption requests. Borrowing involves special risk considerations. Interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds (or on the assets that were retained rather than sold to meet the needs for which funds were borrowed). Under adverse market conditions, a Fund might have to sell portfolio securities to meet interest or principal payments at a time when investment considerations would not favor such sales. Reverse repurchase agreements, short sales not against the box, dollar roll transactions and other similar investments that involve a form of leverage (I.E., risk of gain or loss disproportionately higher than the amount invested) have characteristics similar to borrowings. The Master Portfolios segregate liquid assets in connection with those types of transactions.

EQUITY SECURITIES. Equity securities generally have greater price volatility than fixed income securities. The market price of equity securities may go up or down, sometimes rapidly or unpredictably. Equity securities may decline in value due to factors affecting equity securities markets generally, particular industries, sectors or geographic regions represented in those markets, or individual issuers. The types of developments that may affect an issuer of an equity security include management performance, financial leverage and reduced demand for the issuer's goods or services. Common and preferred stock represent equity or ownership interests in an issuer. Preferred stock, however, pays dividends at a specified rate and has precedence over common stock in the payment of dividends. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds and preferred stock take precedence over the claims of those who own common stock.

FLOATING-RATE AND VARIABLE-RATE OBLIGATIONS. The Bond Index Fund may purchase floating-rate and variable-rate obligations. The Bond Index Fund may purchase floating-rate and variable-rate demand notes and bonds, which are obligations ordinarily having stated maturities in excess of 13 months, but which permit the holder to demand payment of principal at any time, or at specified intervals not exceeding 13 months. Variable-rate demand notes include master demand notes. Master demand notes are obligations that permit a Fund to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between the Fund, as lender, and the borrower. The interest rates on these notes fluctuate from time to time. The issuer of such obligations ordinarily has a corresponding right, after a given period, to prepay in its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days' notice to the holders of such obligations. The interest rate on a floating-rate demand obligation is based on a known lending rate, such as a bank's prime rate, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable-rate demand obligation is adjusted automatically at specified intervals. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks.

These obligations are direct lending arrangements between the lender and borrower. There may not be an established secondary market for these obligations, although they are redeemable at face value. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, a Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies and the Fund may invest in obligations that are not so rated only if BGFA determines that at the time of investment the obligations are of comparable quality to the other obligations in which the Fund may invest. BGFA considers on an ongoing basis the creditworthiness of the issuers of the floating-rate and variable-rate demand obligations in the Fund's portfolio.

FORWARD COMMITMENTS, WHEN-ISSUED PURCHASES AND DELAYED-DELIVERY TRANSACTIONS.
 Each Fund may purchase or sell securities on a when-issued or delayed-delivery basis and make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time. Securities purchased or sold on a when-issued, delayed-delivery or forward commitment basis involve a risk of loss if the value of the security to be purchased declines, or the value of the security to be sold increases, before the settlement date. Although a Fund will generally purchase securities with the intention of acquiring them, a Fund may dispose of securities purchased on a when-issued, delayed-delivery or a forward commitment basis before settlement when deemed appropriate by BGFA.

FUTURES CONTRACTS AND OPTIONS TRANSACTIONS. Each Fund may enter into futures contracts and may purchase and write (I.E., sell) options thereon. A futures contract is an agreement between two parties, a buyer and a seller, to exchange a particular commodity or financial instrument at a specific price on a specific date in the future. An option transaction generally involves a right, which may or may not be exercised, to buy or sell a commodity or financial instrument at a particular price on a specified future date. Options on futures contracts are similar to options on securities or currencies except that options on futures contracts give the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option. Futures contracts and options are standardized and traded on exchanges, where the exchange serves as the ultimate counterparty for all contracts. Consequently, the primary credit risk on futures contracts is the creditworthiness of the exchange. Futures contracts are also subject to market risk (I.E., exposure to adverse price changes). In addition, in employing futures contracts as a hedge against cash market price volatility, futures prices may correlate imperfectly with the prices of securities held by a Fund. Similarly, in employing futures contracts as a substitute for purchasing the designated underlying securities, the performance of the futures contract may correlate imperfectly with the performance of the direct investments for which the futures contract is a substitute.

Each Fund may engage only in futures contract transactions involving: (i) the sale of a futures contract (I.E., a short position) to hedge the value of securities held by the Fund; (ii) the purchase of a futures contract when the Fund holds a short position having the same delivery month (I.E., a long position offsetting a short position); or (iii) the purchase of a futures contract to permit the Fund to, in effect, participate in the market for the designated securities underlying the futures contract without actually owning such designated securities. If a Fund enters into a short position in a futures contract as a hedge against anticipated adverse market movements and the market then rises, the increase in the value of the hedged securities will be offset, in whole or in part, by a loss on the futures contract. If, instead, a Fund purchases a futures contract as a substitute for investing in the designated underlying securities, the Fund will experience gains or losses that correspond generally to gains or losses in the underlying securities.

Although each Fund intends to purchase or sell futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting a Fund to substantial losses. If it is not possible, or if a Fund determines not to close a futures position in anticipation of adverse price movements, the Fund will be required to make daily cash payments on variation margin.

Upon the exercise of an option on a futures contract, the writer of the option delivers to the holder of the option the futures position and the accumulated balance in the writer's futures margin account, which represents the amount by which the market price of the futures contract exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. The potential loss related to the purchase of options on futures contracts is limited to the premium paid for the option (plus transaction costs). Because the value of the option is fixed at the time of sale, there are no daily cash payments to reflect changes in the value of the underlying contract; however, the value of the option may change daily and that change would be reflected in the net asset value of a Fund. The potential for loss related to writing options is unlimited.

Each Fund has filed a notice of eligibility for exclusion from the definition of the term "commodity pool operator" in accordance with Rule 4.5 of the U.S. Commodity Exchange Act, as amended (the "Commodity Exchange Act"), and, therefore, neither Fund is subject to registration or regulation as a commodity pool operator under the Commodity Exchange Act.

Each Fund may take advantage of opportunities in the area of options and futures contracts and options on futures contracts and any other derivative investments that are not presently contemplated for use by the Fund or that are not currently available but which may be developed, to the extent such opportunities are both consistent with the Fund's investment objective and legally permissible for the Fund.

ILLIQUID SECURITIES. Each Fund may invest up to 15% of the value of its net assets in securities as to which a liquid trading market does not exist, provided such investments are consistent with its investment objective. Such securities may include securities that are not readily marketable, such as privately issued securities and other securities that are subject to legal or contractual restrictions on resale, floating-rate and variable-rate demand obligations as to which a Fund cannot exercise a demand feature on not more than seven days' notice and as to which there is no secondary market, and repurchase agreements providing for settlement more than seven days after notice.

INTEREST-RATE AND INDEX SWAPS.   The Bond Index Fund may enter into
interest-rate and index swaps. Interest-rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (for example, an exchange of floating-rate payments for fixed-rate payments). Index swaps (sometimes referred to as total return swaps) involve the exchange by a Fund with another party of cash flows based upon the performance of an index of securities or a portion of an index of securities that usually include, but are not limited to, dividends or income. In each case, the exchange of commitments can involve payments to be made in the same currency or in different currencies. If there is a default by the other party to such a transaction, a Fund will have contractual remedies pursuant to the agreements related to the transaction. The use of interest-rate and index swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions.

Swap transactions generally do not involve the delivery of securities or other underlying assets or principal. If a Fund enters into a swap transaction, cash or securities may be posted by or to the Fund as collateral in accordance with the terms of the swap agreement. Upon early termination of a swap agreement due to an event of default or termination event with respect to the Fund or other party, the risk of loss to the Fund would generally be limited to the net amount of payments that the Fund is contractually obligated to make if, after exercising in accordance with the swap agreement the rights with respect to early close-out of the swap transaction or swap transactions, it is determined that the Fund would be obligated to make a net payment with respect to the swap transaction or swap transactions. In the event the other party to the swap transaction or swap transactions were to owe a net amount to the Fund upon an early termination of the swap agreements as described above, the Fund could be exposed to the risk of loss in the event that any collateral held by the Fund would be insufficient.

INTEREST-RATE FUTURES CONTRACTS AND OPTIONS ON INTEREST-RATE FUTURES
CONTRACTS. The Bond Index Fund may invest in interest-rate futures contracts and options on interest-rate futures contracts as a substitute for a comparable market position in the underlying securities. The Fund may also sell options on interest-rate futures contracts as part of closing purchase transactions to terminate its options positions. No assurance can be given that such closing transactions can be effected or the degree of correlation between price movements in the options on interest-rate futures and price movements in the Fund's portfolio securities which are the subject of the transaction.

INVESTMENT COMPANIES AND EXCHANGE-TRADED FUNDS. Each Fund may invest in securities issued by other open-end and closed-end investment management companies, including investment companies that are affiliated with the Funds and BGFA, to the extent permitted under the 1940 Act. As a general matter, under the 1940 Act, investment in such securities is limited to: (i) 3% of the outstanding voting stock of any one investment company, (ii) 5% of the Fund's total assets with respect to any one investment company, and (iii) 10% of a Fund's total assets with respect to all such companies in the aggregate. Other investment companies in which the Funds invest can be expected to charge fees for operating expenses, such as investment advisory and administration fees, that would be in addition to those charged by the Fund. To the extent allowed by law or regulation, each Fund may invest its assets in securities of money market funds, including those advised by BGFA or otherwise affiliated with BGFA, in excess of the limits discussed above.

The Funds may purchase shares of exchange-traded funds ("ETFs"). Typically, a Fund would purchase ETF shares for the same reason it would purchase (and as an alternative to purchasing) futures contracts-to obtain relatively low-cost exposure to the stock market while maintaining flexibility to meet the liquidity needs of the Fund. ETF shares enjoy several advantages over futures. Depending on the market, the holding period, and other factors, ETF shares can be less costly than futures. In addition, ETF shares can be purchased for smaller sums and offer exposure to market sectors and styles for which there is no suitable or liquid futures contract. A Fund may also purchase ETF shares for other purposes, including improving its ability to track its underlying index. The Funds may invest a portion of their assets in shares of ETFs that are advised by BGFA. BGFA will receive investment advisory fees at both the Fund level and the ETF level for investments by a Fund in shares of an ETF advised by BGFA. Because most ETFs are investment companies, a Fund's purchases of ETF shares generally are subject to the 3/5/10% limitations described above. An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (I.E., one that is not exchange traded) that has the same investment objectives, strategies, and policies. The price of an ETF can fluctuate within a wide range, and a Fund could lose money investing in an ETF if the prices of the stocks owned by the ETF decrease. In addition, ETFs are subject to the following risks that do not apply to conventional funds: (i) the market price of the ETF's shares may trade at a discount to their net asset value; (ii) an active trading market for an ETF's shares may not develop or be maintained; or (iii) trading of an ETF's shares may be halted if the listing exchange's officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts stock trading generally.

LETTERS OF CREDIT. Certain of the debt obligations (including municipal securities, certificates of participation, commercial paper and other short-term obligations) that the Bond Index Fund may purchase may be backed by an unconditional and irrevocable letter of credit of a bank, savings and loan association or insurance company that assumes the obligation for payment of principal and interest in the event of default by the issuer. Only banks, savings and loan associations and insurance companies that, in the opinion of BGFA, are of comparable quality to issuers of other permitted investments of such Fund may be used for letter of credit-backed investments.

LOANS OF PORTFOLIO SECURITIES. Each Fund may lend portfolio securities to certain creditworthy borrowers, including borrowers affiliated with BGFA. The borrowers provide collateral that is maintained in an amount at least equal to the current market value of the securities loaned. A Fund may terminate a loan at any time and obtain the return of the securities loaned. Each Fund receives the value of any interest or cash or non-cash distributions paid on the loaned securities.

With respect to loans that are collateralized by cash, the borrower will be entitled to receive a fee based on the amount of cash collateral. The Fund is compensated by the difference between the amount earned on the reinvestment of cash collateral and the fee paid to the borrower. In the case of collateral other than cash, the Fund is compensated by a fee paid by the borrower equal to a percentage of the market value of the loaned securities. Any cash collateral may be reinvested in certain short-term instruments either directly on behalf of each lending Fund or through one or more joint accounts or money market funds, including those managed by BGFA.

Securities lending involves exposure to certain risks, including operational risk (I.E., the risk of losses resulting from problems in the settlement and accounting process), "gap" risk (I.E., the risk of a mismatch between the return on cash collateral reinvestments and the fees the Fund has agreed to pay a borrower), and credit, legal, counterparty and market risk. In the event a borrower do not return a Fund's securities as agreed, the Fund may experience losses if the proceeds received from liquidating the collateral do not at least equal the value of the loaned security at the time the collateral is liquidated plus the transaction costs incurred in purchasing replacement securities.

A Fund may pay a portion of the interest or fees earned from securities lending to a borrower as described above, and to a securities lending agent who administers the lending program in accordance with guidelines approved by MIP's Board of Trustees. Barclays Global Investors, N.A. ("BGI") acts as securities lending agent for the Funds subject to the overall supervision of BGFA. BGI receives a portion of the revenues generated by securities lending activities as compensation for its services in this regard.

MORTGAGE PASS-THROUGH SECURITIES. The Bond Index Fund may invest in mortgage pass-through securities, which are a category of pass-through securities backed by pools of mortgages and issued by the Government National Mortgage Association ("GNMA") or by one of several U.S. Government-sponsored entities, such as the Federal National Mortgage Association ("FNMA"), the Federal Home Loan Mortgage Corporation ("FHLMC") or the Federal Home Loan Banks ("FHLBs"). In the basic mortgage pass-through structure, mortgages with similar issuer, term and coupon characteristics are collected and aggregated into a "pool" consisting of multiple mortgage loans. The pool is assigned a CUSIP number and undivided interests in the pool are traded and sold as pass-through securities. The holder of the security is entitled to a PRO RATA share of principal and interest payments (including unscheduled prepayments) from the pool of mortgage loans.

A significant portion of the Lehman Brothers U.S. Aggregate Index (the "Lehman Aggregate Index") ([___]%, as of ______________) represents the U.S. agency mortgage pass-through segment of the U.S. investment grade bond market. Therefore, a substantial portion of the Bond Index Fund is invested to seek exposure to a representative sample of U.S. agency mortgage pass-through securities. The portion of the Lehman Aggregate Index representing the mortgage pass-through segment of the U.S. investment grade bond market is comprised of multiple pools of mortgage pass-through securities.

An investment in a specific pool of pass-through securities requires an analysis of the specific prepayment risk of mortgages within the covered pool (since mortgagors typically have the option to prepay their loans). The level of prepayments on a pool of mortgage securities is difficult to predict and can impact the subsequent cash flows and value of the mortgage pool. In addition, when trading specific mortgage pools, precise execution, delivery and settlement arrangements must be negotiated for each transaction. These factors combine to make trading in mortgage pools somewhat cumbersome. For these and other reasons, the Fund may obtain exposure to U.S. agency mortgage pass-through securities primarily through the use of "to-be-announced" or "TBA transactions." "TBA" refers to a commonly used mechanism for the forward settlement of U.S. agency mortgage pass-through securities, and not to a separate type of mortgage-backed security. Most transactions in mortgage pass-through securities occur through the use of TBA transactions. TBA transactions generally are conducted in accordance with widely accepted guidelines that establish commonly observed terms and conditions for execution, settlement and delivery. In a TBA transaction, the buyer and seller decide on general trade parameters, such as agency, settlement date, par amount, and price. The actual pools delivered generally are determined two days prior to the settlement date. The Fund may use TBA transactions in several ways. For example, the Fund may regularly enter into TBA agreements and "roll over" such agreements prior to the settlement date stipulated in such agreements. This type of TBA transaction is sometimes known as a "TBA roll." In a "TBA roll," the Fund generally will sell the obligation to purchase the pools stipulated in the TBA agreement prior to the stipulated settlement date and will enter into a new TBA agreement for future delivery of pools of mortgage pass-through securities. In addition, the Fund may enter into TBA agreements and settle such transactions on the stipulated settlement date by accepting actual receipt or delivery of the pools of mortgage pass-through securities stipulated in the TBA agreement. Default by or bankruptcy of a counterparty to a TBA transaction would expose the Fund to possible loss because of adverse market action, expenses, or delays in connection with the purchase or sale of the pools of mortgage pass-through securities specified in the TBA transaction. To minimize this risk, the Fund will enter into TBA transactions only with established counterparties (such as major broker-dealers) and BGFA will monitor the creditworthiness of such counterparties. The use of "TBA rolls" may cause the Master Portfolio to experience higher portfolio turnover and to pay higher capital gain distributions, which may result in larger amounts of short-term capital gains allocable to interestholders.

MORTGAGE SECURITIES. Mortgage securities are issued by government and non-government entities such as banks, mortgage lenders, or other institutions. A mortgage security is an obligation of the issuer backed by a mortgage or pool of mortgages or a direct interest in an underlying pool of mortgages. Some mortgage securities, such as collateralized mortgage obligations ("CMOs"), make payments of both principal and interest at a range of specified intervals; others make semiannual interest payments at a predetermined rate and repay principal at maturity (like a typical bond). Mortgage securities are based on different types of mortgages, including those on commercial real estate or residential properties. Stripped mortgage securities are created when the interest and principal components of a mortgage security are separated and sold as individual securities. In the case of a stripped mortgage security, the holder of the "principal-only" security (PO) receives the principal payments made by the underlying mortgage, while the holder of the "interest-only" security (IO) receives interest payments from the same underlying mortgage.

The value of mortgage securities may change due to shifts in the market's perception of the creditworthiness of issuers and changes in interest rates or liquidity. The value of some mortgage-backed securities may be particularly sensitive to changes in prevailing interest rates. In addition, regulatory or tax changes may adversely affect the mortgage securities market as a whole. Non-government mortgage securities may offer higher yields than those issued by government entities, but also may be subject to greater price changes than government issues. Mortgage securities are subject to prepayment risk. Prepayment risk is the risk that early principal payments made on the underlying mortgages, usually in response to a reduction in interest rates, will result in the return of principal to the investor, causing it to be invested subsequently at a lower current interest rate. Alternatively, in a rising interest rate environment, mortgage security values may be adversely affected when prepayments on underlying mortgages do not occur as anticipated, resulting in the extension of the security's effective maturity and the related increase in interest rate sensitivity of a longer-term instrument. The prices of stripped mortgage securities tend to be more volatile in response to changes in interest rates than those of non-stripped mortgage securities. In addition, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

MUNICIPAL SECURITIES. Municipal securities are generally issued by states and local governments and their agencies, authorities and other instrumentalities. Municipal bonds are subject to interest rate, credit and market risk. The ability of a municipal security issuer to make payments on that security could be affected by litigation, legislation or other political events or the bankruptcy of the issuer. Lower rated municipal bonds are subject to greater credit and market risk than higher quality municipal bonds. Municipal securities in which the Bond Index Fund may invest include, but are not limited to, municipal lease obligations and securities issued by entities whose underlying assets are municipal bonds.

In addition, the Fund may invest in residual interest bonds, which are created by depositing municipal securities in a trust and dividing the income stream of an underlying municipal bond in two parts, one, a variable-rate security and the other, a residual interest bond. The interest rate for the variable-rate security is determined by an index or an auction process held approximately every seven to 35 days, while the residual interest bond holder receives the balance of the income from the underlying municipal bond less an auction fee. The market prices of residual interest bonds may be highly sensitive to changes in market rates and may decrease significantly when market rates increase.

REPURCHASE AGREEMENTS. Each Fund may enter into repurchase agreements with certain counterparties. Repurchase agreements involve an agreement to purchase financial instruments and to resell those instruments back to the same counterparty at an agreed-upon date and price, which price reflects a rate of interest unrelated to a coupon rate or maturity of the purchased instruments. The value of the instruments purchased may be more or less than the price at which the counterparty has agreed to repurchase them. As protection against the risk that the counterparty will not fulfill its obligation, the instruments are marked to market daily and are maintained at a value at least equal to the sale price plus the accrued incremental amount. Delays or losses could result if the counterparty to the repurchase agreement defaults or becomes insolvent. Each Fund will only enter into in repurchase agreements with counterparties whose creditworthiness has been reviewed and found satisfactory by BGFA.

RESTRICTED SECURITIES. Restricted securities are subject to legal restrictions on their sale. Difficulty in selling restricted securities may result in a loss or be costly to a Fund. Restricted securities generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933, as amended (the "1933 Act"), or in a registered public offering. Where registration is required, the restricted security's holder may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time the holder decides to seek registration and the time the holder may be permitted to sell the security under an effective registration statement. If, during that period, adverse market conditions were to develop, the holder might obtain a less favorable price than prevailed when it decided to seek registration of the security.

REVERSE REPURCHASE AGREEMENTS. Each Fund may enter into reverse repurchase agreements, which involve the sale of securities with an agreement to repurchase the securities at an agreed-upon price, date and interest payment and have the characteristics of borrowing. Generally, the effect of such transactions is that a Fund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while in many cases the Fund is able to keep some of the interest income associated with those securities. Such transactions are only advantageous if a Fund has an opportunity to earn a greater rate of interest on the cash derived from these transactions than the interest cost of obtaining the same amount of cash. Opportunities to realize earnings from the use of the proceeds equal to or greater than the interest required to be paid may not always be available and each Fund intends to use the reverse repurchase technique only when BGFA believes it will be advantageous to the Fund. The use of reverse repurchase agreements may exaggerate any interim increase or decrease in the value of a Fund's assets. The custodian bank will maintain a separate account for each Fund with securities having a value equal to or greater than such commitments. Under the 1940 Act, reverse repurchase agreements are considered borrowings.

SECURITIES OF NON-U.S. ISSUERS. Each Fund may invest in certain securities of non-U.S. issuers. Investing in the securities of foreign issuers involves special risks and considerations not typically associated with investing in U.S. issuers. These include differences in accounting, auditing and financial reporting standards, the possibility of expropriation or potentially confiscatory taxation or war, adverse changes in investment or exchange control regulations, political instability which could affect U.S. investments in foreign countries, potential restrictions of the flow of international capital, transaction costs of foreign currency conversions, generally less liquid and less efficient securities markets, generally greater price volatility, less publicly available information about issuers, the imposition of withholding or other taxes, higher transaction and custody costs, delays and risks attendant in settlement procedures, difficulties in enforcing contractual obligations, significantly smaller market capitalization of most non-U.S. securities markets, lesser levels of regulation of the securities markets, and more substantial government interference with the economy. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy with respect to growth of gross domestic product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment positions. In addition, changes in foreign exchange rates also will affect the value of securities denominated or quoted in currencies other than the U.S. dollar.

OBLIGATIONS OF FOREIGN GOVERNMENTS, SUPRANATIONAL ENTITIES AND BANKS. Each Fund may invest in U.S. dollar-denominated short-term obligations issued or guaranteed by one or more foreign governments or any of their political subdivisions, agencies or instrumentalities that are determined by BGFA to be of comparable quality to the other obligations in which such Fund may invest. The Funds may also invest in debt obligations of supranational entities. Supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the World Bank), the Asian Development Bank and the InterAmerican Development Bank. The percentage of each Fund's assets invested in obligations of foreign governments and supranational entities will vary depending on the relative yields of such securities, the economic and financial markets of the countries in which the investments are made and the interest rate climate of such countries.

Each Fund may invest a portion of its total assets in high-quality, short-term (one year or less) debt obligations of foreign branches of U.S. banks or U.S. branches of foreign banks that are denominated in and pay interest in U.S. dollars.

FOREIGN EQUITY SECURITIES AND DEPOSITARY RECEIPTS. The S&P 500 Stock Fund's assets may be invested in the securities of foreign issuers and American Depositary Receipts ("ADRs") and European Depositary Receipts ("EDRs", sometimes referred to as Continental Depositary Receipts ("CDRs")) of such issuers (ADRs and EDRs or CDRs, collectively "Depositary Receipts").

ADRs and EDRs may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically issued by a United States bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. EDRs and CDRs are receipts issued in Europe typically by non-United States banks and trust companies that evidence ownership of either foreign or domestic securities. Generally, ADRs in registered form are designed for use in the U.S. securities markets and EDRs and CDRs in bearer form are designed for use in Europe. The Fund may invest in ADRs, EDRs and CDRs through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the underlying security and a depositary, whereas a depositary may establish an unsponsored facility without participation by the issuer of the deposited security. Holders of unsponsored depositary receipts generally bear all the costs of such facilities and the depositary of an unsponsored facility frequently is under no obligation to distribute interestholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts in respect of the deposited securities. The issuers of unsponsored depositary receipts are not obligated to disclose material information in the United States, and therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the depositary receipts.

SHORT-TERM INSTRUMENTS. Each Fund may invest in various money market instruments. Money market instruments are generally short-term investments that may include but are not limited to: (i) obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities (including government-sponsored enterprises); (ii) negotiable certificates of deposit ("CDs"), bankers' acceptances, fixed time deposits and other obligations of domestic banks (including foreign branches); (iii) commercial paper; (iv) non-convertible corporate debt securities (E.G., bonds and debentures); (v) repurchase agreements; and (vi) U.S. dollar-denominated obligations of foreign banks (including U.S. branches) that, in the opinion of BGFA, are of comparable quality to obligations of U.S. banks which may be purchased by the Fund. Any of these instruments may be purchased on a current or a forward-settled basis. Money market instruments also include shares of money market mutual funds, including those managed by BGFA.

STOCK INDEX FUTURES AND OPTIONS ON STOCK INDEX FUTURES. The S&P 500 Stock Fund may invest in stock index futures and options on stock index futures as a substitute for a comparable market position in the underlying securities. An index futures contract is a standardized agreement between two parties that commits one party to buy and the other party to sell a stipulated quantity of a market index at a set price on or before a given date in the future. The seller never actually delivers "shares" of the index or shares of all the stocks in the index. Instead, the buyer and the seller settle the difference between the contract price and the market price in cash on the agreed-upon date, with the buyer paying the difference if the actual price is lower than the contract price and the seller paying the difference if the actual price is higher. The Fund intends to purchase and sell futures contracts on the stock index for which it can obtain the best price with consideration also given to liquidity.

An option on a stock index is similar to an option on a stock except that (a) the expiration cycles of stock index options are monthly, while those of stock options are currently quarterly, and (b) the delivery requirements are different. Instead of giving the right to take or make delivery of stock at a specified price, an option on a stock index gives the holder the right to receive a cash "exercise settlement amount" equal to (i) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (ii) a fixed "index multiplier." Receipt of this cash amount depends upon the closing level of the stock index upon which the option is based being greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. The amount of cash received is equal to such difference between the closing price of the index and the exercise price of the option expressed in dollars, multiplied by a specified multiplier. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. The writer may offset a position in stock index options prior to expiration by entering into a closing transaction on an exchange or the writer may let the option expire unexercised.

UNRATED, DOWNGRADED AND BELOW INVESTMENT GRADE INVESTMENTS. The Funds may purchase an instrument that is not rated if, in the opinion of BGFA, such obligation is of an investment quality that is comparable to other rated investments that are permitted to be purchased by such Fund. After purchase by a Fund, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by such Fund. Neither event will require a sale of such security by the Fund provided that the amount of such securities held by a Fund does not exceed 5% of the Fund's net assets. To the extent the ratings given by Moody's Investors Services ("Moody's") or Standard & Poor's Corporation ("S&P") may change as a result of changes in such organizations or their rating systems, each Fund will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in its Prospectus and in this SAI. The ratings of Moody's, S&P and Fitch, Inc. ("Fitch") are more fully described in the Appendix to this SAI.

The Funds are not required to sell downgraded securities, and each Fund could hold up to 5% of its net assets in debt securities rated below "Baa" by Moody's or below "BBB" by S&P or, if unrated, low quality (below investment grade) securities.

Although they may offer higher yields than do higher rated securities, low rated and unrated low quality debt securities generally involve greater volatility of price and risk of principal and income, including the possibility of default by, or bankruptcy of, the issuers of the securities. In addition, the markets in which low rated and unrated low quality debt are traded are more limited than those in which higher rated securities are traded. The existence of limited markets for particular securities may diminish a Fund's ability to sell the securities at fair value either to meet redemption requests or to respond to changes in the economy or in the financial markets and could adversely affect and cause fluctuations in the daily net asset value of a Fund's interests.

Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of low rated or unrated low quality debt securities, especially in a thinly traded market. Analysis of the creditworthiness of issuers of low rated or unrated low quality debt securities may be more complex than for issuers of higher rated securities, and the ability of a Fund to achieve its investment objective may, to the extent it holds low rated or unrated low quality debt securities, be more dependent upon such creditworthiness analysis than would be the case if the Fund held exclusively higher rated or higher quality securities.

Low rated or unrated low quality debt securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. The prices of such debt securities have been found to be less sensitive to interest rate changes than higher rated or higher quality investments, but more sensitive to adverse economic downturns or individual corporate developments. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in low rated or unrated low quality debt securities prices because the advent of a recession could dramatically lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If the issuer of the debt securities defaults, the Funds may incur additional expenses to seek recovery.

U.S. GOVERNMENT OBLIGATIONS. The Funds may invest in various types of U.S. government obligations. A U.S. government obligation is a type of bond. U.S. government obligations include securities issued or guaranteed as to principal and interest by the U.S. government, its agencies or instrumentalities. Payment of principal and interest on U.S. government obligations (i) may be backed by the full faith and credit of the United States (as with U.S. Treasury obligations and GNMA certificates) or (ii) may be backed solely by the issuing or guaranteeing agency or instrumentality itself (as with FNMA, FHLMC or FHLB notes). In the latter case, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. government would provide financial support to its agencies or instrumentalities where it is not obligated to do so. As a general matter, the value of debt instruments, including U.S. government obligations, declines when market interest rates increase and rises when market interest rates decrease. Certain types of U.S. government obligations are subject to fluctuations in yield or value due to their structure or contract terms.

WARRANTS. The S&P 500 Stock Fund may invest up to 5% of net assets at the time of purchase in warrants (other than those that have been acquired in units or attached to other securities), including not more than 2% of its net assets in warrants which are not listed on the New York Stock Exchange ("NYSE") or the American Stock Exchange. A warrant is an instrument issued by a corporation that gives the holder the right to subscribe to a specified amount of the corporation's capital stock at a set price for a specified period of time. The prices of warrants do not necessarily correlate with the prices of the underlying securities. The S&P 500 Stock Fund may only purchase warrants on securities in which the Fund may invest directly.

THE S&P 500 STOCK FUND AND S&P 500 INDEX MASTER PORTFOLIO. Neither the Fund nor the Master Portfolio is sponsored, endorsed, sold or promoted by S&P. S&P makes no representation or warranty, express or implied, to the Fund, the Master Portfolio or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the S&P 500 Index to track general stock market performance. S&P's only relationship to the Fund is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index that is determined, composed and calculated by S&P without regard to the Fund. S&P has no obligation to take the needs of the Fund into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the Fund's shares or the timing of the issuance or sale of the Fund's shares or in the determination or calculation of the equation by which the Fund's shares are to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the Fund's shares.

S&P does not guarantee the accuracy and/or the completeness of the S&P 500 Index or any data included therein and S&P shall have no liability for any errors, omissions, or interruptions therein. S&P makes no warranty, express or implied, as to results to be obtained by the Fund, or any other person or entity from the use of the S&P 500 Index or any data included therein. S&P makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the S&P 500 Index or any data included therein. Without limiting any of the foregoing, in no event shall S&P have any liability for any special, punitive, indirect, or consequential damages (including lost profits), even if notified of the possibility of such damages.

Portfolio Holdings Information
The Boards of Trustees of the Trust and MIP have adopted a policy regarding the disclosure of portfolio holdings information that requires that such information be disclosed in a manner that (a) is consistent with applicable legal requirements and in the best interests of each Fund's and Master Portfolio's respective shareholders or interestholders, as applicable; (b) does not put the interests of the Investment Adviser, the Funds' distributor, SEI Investments Distribution Co. (the "Distributor" or "SEI"), or any affiliated person of the Funds, the Master Portfolios, the Investment Adviser or the Distributor, above those of the Funds' shareholders and the Master Portfolios' interestholders; (c) does not advantage any current or prospective Fund shareholders or Master Portfolio interestholders over any other current or prospective Fund shareholders or Master Portfolio interestholders; and (d) does not provide selective access to portfolio holdings information except pursuant to the procedures outlined below and to the extent appropriate confidentiality arrangements and/or control mechanisms (such as by virtue of duties to the Funds or the Master Portfolios) limiting the use of such information are in effect. None of the Funds, the Master Portfolios, the Investment Adviser or BGI receive any compensation or other consideration in connection with the disclosure of portfolio holdings information pursuant to the arrangements described below.

The policy described herein only relates to the disclosure of portfolio holdings information of the Funds and the Master Portfolios.

SERVICE PROVIDERS. Daily access to information concerning portfolio holdings is permitted, without any lag between the date of the information and the date on which such information is disclosed, (i) to personnel of the Investment Adviser who manage the Master Portfolios' assets ("Portfolio Managers") or who provide administrative, operational, risk management, or other support to the Portfolio Managers ("Support Staff"), and (ii) to other personnel of the Investment Adviser and the Funds' and Master Portfolios' service providers, such as BGI, State Street Bank and Trust Company ("State Street") and SEI, who deal directly with, or assist in, functions related to investment management, administration, custody, and fund accounting, as may be necessary to conduct business in the ordinary course in a manner consistent with agreements with the Master Portfolios and the Funds and the terms of their respective current registration statements. Portfolio Managers and Support Staff may also release and discuss portfolio holdings information with various broker-dealers, including broker-dealers affiliated with the Investment Adviser, in connection with managing the Master Portfolios' assets and settling the Master Portfolios' transactions, as may be necessary to conduct business in the ordinary course in a manner consistent with agreements with the Master Portfolios and the Funds and the terms of their respective current registration statements.

From time to time, portfolio holdings information may also be provided, in the ordinary course of business without any lag between the date of the information and the date on which such information is disclosed (provided that such information is provided no earlier than the close of trading on the same business day as the date of such information), to other persons and entities, including, among others, the Trust's and MIP's Trustees; the auditors of the Funds and the Master Portfolios; counsel to the Trust or MIP, and counsel to the Trustees who are not "interested persons" of the Trust or MIP (as such term is defined in the 1940 Act) (the "Independent Trustees"); pricing service vendors; proxy voting service providers; financial printers; regulatory authorities; stock exchanges and other listing organizations; rating or ranking organizations; or as otherwise required by law or regulation. The following is a list, as of March 31, 2008, of all such persons and entities with which the Funds and the Master Portfolios have ongoing arrangements to provide portfolio holdings information in the ordinary course of business without any lag as described above: Moody's, S&P, Lipper, Inc. and Morningstar, Inc., as the rating organizations for certain of the Master Portfolios; and Interactive Data Corp. and Reuters, as pricing services for the Master Portfolios. Any additions, modifications or deletions to the foregoing list that have occurred since March 31, 2008 are not reflected. Generally, the above persons and entities are subject to duties of confidentiality arising under law or contract that the Boards of Trustees of the Trust and MIP believe provide an adequate safeguard for such information.

THIRD-PARTY FEEDER FUNDS. Each Master Portfolio provides portfolio holdings information to the sponsors, administrators or other service providers for feeder funds sponsored by institutions not affiliated with BGFA that invest in such Master Portfolio (each, a "third-party feeder fund") as may be necessary to (i) conduct business of the third-party feeder funds in the ordinary course in a manner consistent with agreements with the third-party feeder funds and the terms of the Master Portfolio's current registration statement, or (ii) satisfy legal requirements applicable to the third-party feeder funds. Such portfolio holdings information may be provided without any lag between the date of the information and the date on which such information is disclosed. Each third-party feeder fund is subject to the terms and duties of confidentiality of its own portfolio holdings disclosure policy as adopted by its board of directors or trustees (which policy may be different than the Trust's and MIP's policy described herein), and none of BGFA, BGI or the Board of Trustees of the Trust or MIP exercises control over any third-party feeder fund's policies. The following is a list, as of March 31, 2008, of third-party feeder funds and their service providers with which the Master Portfolios have ongoing arrangements to provide portfolio holdings information: BB&T Equity Index Funds, BB&T Funds, BE Creative, Inc., BISYS Fund Services Limited Partnership, Diversified Institutional Stock Index Fund, Diversified Investors Fund Group, Diversified Investors Security Corp., Homestead Funds, Inc., State Farm S&P 500 Index Fund, State Farm Mutual Fund Trust, and State Farm VP Management Corp. Such information is generally provided within five business days following month-end. Any additions, modifications or deletions to the foregoing list that have occurred since March 31, 2008 are not reflected.

BGFA, BGI and the Master Portfolios may also provide portfolio holdings information to the sponsors, administrators or other service providers for a potential third-party feeder fund to the extent necessary for such entities to evaluate a potential investment in the relevant Master Portfolio, subject to appropriate confidentiality arrangements limiting the use of such information to that purpose.

SECURITIES AND EXCHANGE COMMISSION FILINGS. Each Fund will disclose its complete portfolio holdings schedule in public filings with the Securities and Exchange Commission ("SEC") on a quarterly basis, based on such Fund's fiscal year, within 70 days after the end of the calendar quarter, and will provide that information to shareholders, as required by federal securities laws and regulations thereunder.

OTHER PUBLIC DISCLOSURE. A Fund or its related Master Portfolio may voluntarily disclose portfolio holdings information in advance of required filings with the SEC to persons and entities that make such information generally available to interested persons, such as institutional investors and their advisers and representatives. These persons and entities may make such information available through a variety of methods, including without limitation via websites, e-mail and other forms of publication. Such portfolio holdings information may be provided without any lag between the date of the information and the date on which such information is disclosed, provided that such information is provided no earlier than the close of trading on the same business day as the date of such information. No conditions or restrictions are placed on the use of such information because the Funds and the Master Portfolios intend that the persons and entities to which such information is provided will make such information generally available to all interested persons. The following is a list, as of March 31, 2008, of all such persons and entities with which the Funds or the Master Portfolios have ongoing arrangements to provide portfolio holdings information and the frequency with which such information is provided: Micropal (monthly) and Bloomberg (monthly). Any additions, modifications or deletions to the foregoing list that have occurred since March 31, 2008 are not reflected.

APPROVED RECIPIENTS. The Funds' and the Master Portfolios' Chief Compliance Officer may authorize disclosure of portfolio holdings information pursuant to the above policy.

The Boards of Trustees of the Trust and MIP review the above policy and the procedures with respect to the disclosure of portfolio holdings information at least annually. There can be no assurance that the Trust's and MIP's policy and procedures with respect to disclosure of portfolio holdings information will prevent the misuse of such information by persons that receive such information.

Management
The Trust's Board of Trustees has responsibility for the overall management and operations of the Funds. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. Officers generally serve at the pleasure of the Trustees. The Trust, Barclays Foundry Investment Trust ("BFIT"), MIP, iShares Trust and iShares, Inc. are considered to be members of the same fund complex, as defined in Form N-1A under the 1940 Act. Lee T. Kranefuss also serves as a Trustee of MIP and iShares Trust and as a Director of iShares, Inc. Each other Trustee of the Trust also serves as a Trustee for MIP. The address for each Trustee and officer, unless otherwise noted in the tables below, is Barclays Global Investors, N.A., c/o Mutual Fund Administration, 45 Fremont Street, San Francisco, CA 94105.

The Trust's Trustees have designated Leo Soong as the Lead Independent Trustee.

                              INTERESTED TRUSTEES

                           POSITION(S), LENGTH
 NAME AND YEAR OF BIRTH         OF SERVICE
------------------------ -----------------------
Lee T. Kranefuss*        Trustee (since 2001)
(1961)                   and Chairman of the
                         Board (since 2007).

H. Michael               Trustee and President
Williams*                (since 2007).
(1960)

                                                                NUMBER OF
                                                               PORTFOLIOS
                                                                 IN FUND
                                                                 COMPLEX
                                 PRINCIPAL OCCUPATION           OVERSEEN
 NAME AND YEAR OF BIRTH         DURING PAST FIVE YEARS         BY TRUSTEE         OTHER DIRECTORSHIPS
------------------------ ------------------------------------ ------------ ---------------------------------
Lee T. Kranefuss*        Chief Executive Officer (since           178      Director (since 2003) of BGI
(1961)                   2005) of iShares Intermediary                     Cayman Prime Money Market
                         Index and Market Group of BGI;                    Fund, Ltd.; Trustee (since
                         Chief Executive Officer (2003-                    2001) of MIP; Trustee (since
                         2005) of the Intermediary Investor                2003) of iShares Trust; Director
                         and Exchange Traded Products                      (since 2003) of iShares, Inc.
                         Business of BGI; Director (since
                         2005) of BGFA; Director and
                         President (since 2005) of Barclays
                         Global Investors International,
                         Inc.; Director and Chairman
                         (since 2005) of Barclays Global
                         Investors Services;
                         Chief Executive Officer
                         (1999-2003) of the Individual
                         Investor Business of BGI.

H. Michael               Head (since 2006) of Global Index        24       Trustee (since 2007) of MIP
Williams*                and Markets Group of BGI;                         and BFIT; Trustee, University
(1960)                   Global Head (2002-2006) of                        of California Berkeley
                         Securities Lending of BGI.                        Foundation.

-------
* Each of Mr. Kranefuss and Mr. Williams is deemed to be an Interested Trustee due to his affiliations with BGFA, the investment adviser of the Master Portfolios and BGI, the parent company of BGFA and the administrator of the Funds and the Master Portfolios. "Interested Trustee" has the same meaning as "interested person" (as defined in the 1940 Act).

INDEPENDENT TRUSTEES

                                                                                     NUMBER OF
                                                                                    PORTFOLIOS
                                                                                      IN FUND
                                                                                      COMPLEX
                           POSITION(S), LENGTH         PRINCIPAL OCCUPATION          OVERSEEN
 NAME AND YEAR OF BIRTH        OF SERVICE             DURING PAST FIVE YEARS        BY TRUSTEE        OTHER DIRECTORSHIPS
------------------------ ---------------------- ---------------------------------- ------------ -------------------------------
Mary G. F. Bitterman     Trustee (since 2001)   President (since 2004) and             24       Trustee (since 2001) of MIP;
(1944)                   and Chairperson of     Director (since 2002) of the                    Director (since 1984) and Lead
                         the Nominating and     Bernard Osher Foundation;                       Independent Director (since
                         Governance             Director (2003-2004) of Osher                   2000) of the Bank of Hawaii;
                         Committee (since       Lifelong Learning Institutes;                   Director (since 2002) and
                         2006).                 President and Chief Executive                   Chairman (since 2005) of the
                                                Officer (2002-2003) of The James                Board of PBS (Public
                                                Irvine Foundation.                              Broadcasting Service).

A. John Gambs            Trustee and            Retired.                               24       Trustee (since 2006) of MIP.
(1945)                   Chairperson of the
                         Audit Committee
                         (since 2006).

                           POSITION(S), LENGTH
 NAME AND YEAR OF BIRTH         OF SERVICE
------------------------ -----------------------
Hayne E. Leland          Trustee (since 2007).
(1941)
Jeffrey M. Lyons         Trustee (since 2007).
(1955)
Wendy Paskin-Jordan      Trustee (since 2006).
(1956)
Leo Soong                Trustee (since 2000)
(1946)                   and Lead
                         Independent Trustee
                         (since 2006).

                                                               NUMBER OF
                                                              PORTFOLIOS
                                                                IN FUND
                                                                COMPLEX
                                 PRINCIPAL OCCUPATION          OVERSEEN
 NAME AND YEAR OF BIRTH         DURING PAST FIVE YEARS        BY TRUSTEE         OTHER DIRECTORSHIPS
------------------------ ----------------------------------- ------------ ---------------------------------
Hayne E. Leland          Professor of Finance (since 1974)       24       Trustee (since 2007) of MIP.
(1941)                   at University of California,
                         Berkeley: Haas School of
                         Business.

Jeffrey M. Lyons         Retired (since 2006); President         24       Trustee (since 2007) of MIP.
(1955)                   (2004-2006) of Active Trader
                         Business and President (2001-
                         2004) of Asset Management
                         Division of Charles Schwab & Co.

Wendy Paskin-Jordan      Managing Partner (since 1999) of        24       Trustee (since 2006) of MIP;
(1956)                   Paskin & Kahr Capital                            Director (since 2001) of the
                         Management; Registered                           California State Automobile
                         Representative (since 2005) of                   Association; Director (since
                         ThinkEquity Partners (broker-                    2001) of Maier Siebel Baber.
                         dealer); Registered Representative
                         (1999-2005) of ePlanning
                         Securities Inc. (broker-dealer).

Leo Soong                President (since 2002) of Trinity       24       Trustee (since 2000) of MIP;
(1946)                   Products LLC/IQ Organics LLC                     Vice Chairman (since 2005) of
                         (healthy beverage companies);                    the California Pacific Medical
                         Managing Director (since 1989) of                Center; Director (since 1990) of
                         CG Roxane LLC (water                             the California State Automobile
                         company).                                        Association; Director (since
                                                                          2002) of the American
                                                                          Automobile Association.

OFFICERS

                          POSITION(S), LENGTH           PRINCIPAL OCCUPATION              OTHER
 NAME AND YEAR OF BIRTH        OF SERVICE              DURING PAST FIVE YEARS         DIRECTORSHIPS
------------------------ --------------------- ------------------------------------- ---------------
Geoffrey D. Flynn        Treasurer and Chief   Director (since 2007) of Mutual            None.
(1956)                   Financial Officer     Fund Operations of BGI; President
                         (since 2007)          (2003-2007) of Van Kampen
                                               Investors Services; Managing
                                               Director (2002-2007) of Morgan
                                               Stanley; President (2002-2007) of
                                               Morgan Stanley Trust, FSB.

Eilleen M. Clavere       Secretary (since      Head (since 2006) of Legal                 None.
(1952)                   2007)                 Administration of Intermediary
                                               Investors Business of BGI; Legal
                                               Counsel and Vice President (2005-
                                               2006) of Atlas Funds, Atlas
                                               Advisers, Inc. and Atlas Securities,
                                               Inc.; Counsel (2001-2005) of
                                               Kirkpatrick & Lockhart LLP.

                          POSITION(S), LENGTH          PRINCIPAL OCCUPATION             OTHER
 NAME AND YEAR OF BIRTH        OF SERVICE             DURING PAST FIVE YEARS        DIRECTORSHIPS
------------------------ --------------------- ----------------------------------- ---------------
Stephen Monroe           Executive Vice        Global Head (since 2006) of Cash         None.
(1960)                   President             Management of BGI; Managing
                         (since 2007)          Director (1997-2006) and National
                                               Sales Manager, JP Morgan
                                               Securities, Inc.

Ira P. Shapiro (1963)    Vice President and    Associate General Counsel (since         None.
                         Chief Legal Officer   2004) of BGI; First Vice President
                         (since 2007)          (1993-2004) of Merrill Lynch
                                               Investment Managers.

David Lonergan           Vice President        Head of U.S. Cash Management             None.
(1970)                   (since 2007)          (since 2002) of BGI; U.S.
                                               Liquidity Manager (2000-2002) of
                                               BGI.

Alan Mason (1960)        Vice President        Head (since 2006) of Allocations         None.
                         (since 2007)          and Solutions of BGI; Investment
                                               Strategist (2000-2006) of BGI.

COMMITTEES. There are two standing committees of the Board of Trustees - the Nominating and Governance Committee and the Audit Committee. Members of the Nominating and Governance Committee and the Audit Committee include each Independent Trustee. The Nominating and Governance Committee is responsible for recommending to the Board persons to be nominated for election as Trustees by the shareholders or for appointment as Trustees by the sitting Trustees, when permissible. Pursuant to the rules under the 1940 Act, only Independent Trustees may select and nominate other Independent Trustees for BGIF. The Nominating and Governance Committee generally does not consider nominees recommended by shareholders, but may do so if the Nominating and Governance Committee deems it appropriate. Shareholders who want to recommend nominees can contact the Nominating and Governance Committee by sending a signed letter that provides relevant information regarding the nominee and includes: (a) the shareholder's name and address; (b) the number of shares owned by the shareholder; (c) the Fund(s) of which the shareholder owns shares; and (d) if such shares are owned indirectly through a broker, financial intermediary or other record owner, the name of the broker, financial intermediary or other record owner. The letter should be addressed to BGIF Board of Trustees - Nominating and Governance Committee, c/o Barclays Global Investors, N.A. - Mutual Fund Administration, 45 Fremont Street, San Francisco, CA 94105. Mary G.
F. Bitterman serves as Chairperson of the Nominating and Governance Committee. During the fiscal year ended December 31, 2007, the Nominating and Governance Committee held four meetings.

The Audit Committee operates pursuant to a separate charter and is responsible for, among other things, overseeing the Funds' accounting and financial reporting practices, reviewing the results of the annual audits of the Funds' financial statements and interacting with the Funds' independent auditors on behalf of the full Board. A. John Gambs serves as Chairperson of the Audit Committee. During the fiscal year ended December 31, 2007, the Audit Committee held four meetings.

BENEFICIAL EQUITY OWNERSHIP INFORMATION. The table below shows for each Trustee the amount of interests in each Fund beneficially owned by the Trustee and the aggregate value of all investments in equity securities within the same family of investment companies, stated as one of the following ranges: 0 = $0; A = $1-$10,000; B = $10,001-$50,000; C = $50,001-$100,000; and D = over
$100,000.

DOLLAR RANGE OF EQUITY SECURITIES IN THE FUNDS AND THE
FAMILY OF INVESTMENT COMPANIES (AS OF DECEMBER 31, 2007)
--------------------------------------------------------

                                                                       AGGREGATE DOLLAR
                                                                      RANGE OF SECURITIES
                                                                         IN THE FAMILY
  INTERESTED TRUSTEE     BOND INDEX FUND     S&P 500 STOCK FUND     OF INVESTMENT COMPANIES
---------------------   -----------------   --------------------   ------------------------
Lee T. Kranefuss        __                  __                     __
H. Michael Williams     __                  __                     __

                                                                        AGGREGATE DOLLAR
                                                                       RANGE OF SECURITIES
                                                                          IN THE FAMILY
 INDEPENDENT TRUSTEES     BOND INDEX FUND     S&P 500 STOCK FUND     OF INVESTMENT COMPANIES
----------------------   -----------------   --------------------   ------------------------
Mary G. F. Bitterman     __                  __                     __
A. John Gambs            __                  __                     __
Hayne E. Leland          __                  __                     __
Jeffrey M. Lyons         __                  __                     __
Wendy Paskin-Jordan      __                  __                     __
Leo Soong                __                  __                     __

OWNERSHIP OF SECURITIES OF CERTAIN ENTITIES. The Independent Trustees and their immediate family members, as of December 31, 2007, did not own any securities of BGFA, the Distributor, or any entity controlling, controlled by, or under common control with BGFA or the Distributor as of such a date, unless noted above.

COMPENSATION OF TRUSTEES.

The Trust pays each Independent Trustee an annual base fee of $25,000 and a per meeting fee of $2,750 for meetings of the Board attended by the Trustee. Committee members receive a fee of $1,000 for each committee meeting attended. Additionally, the Trust pays the Trustee who serves as Chairperson of the Audit Committee an annual fee of $4,250 and the Trustee who serves as Chairperson of the Nominating and Governance Committee an annual fee of $1,500. The Lead Independent Trustee receives an additional annual base fee of $7,500.

Prior to January 2008, the Trust paid each Independent Trustee an annual base fee of $17,500 and a per meeting fee of $2,500 for meetings of the Board attended by the Trustee. Committee members received a fee of $500 for each committee meeting attended. Additionally, the Trust paid the Trustee who served as Chairperson of the Audit Committee an annual fee of $2,500 and the Trustee who served as Chairperson of the Nominating and Governance Committee an annual fee of $1,250. The Lead Independent Trustee received an additional annual base fee of $5,000.

The Trust reimburses each Trustee for travel and other out-of-pocket expenses incurred by him/her in connection with attending Board and committee meetings. Currently, the Trustees do not receive any retirement benefits or deferred compensation from the fund complex, as defined in Form N-1A under the 1940 Act.

COMPENSATION TABLE
FOR THE FISCAL YEAR ENDED DECEMBER 31, 2007
-------------------------------------------

                                 AGGREGATE COMPENSATION        TOTAL COMPENSATION
 NAME OF INTERESTED TRUSTEE          FROM THE TRUST           FROM FUND COMPLEX(1)
---------------------------     ------------------------     ---------------------
Lee T. Kranefuss                           $0                          $0
H. Michael Williams                        $0                          $0

                                   AGGREGATE COMPENSATION       TOTAL COMPENSATION
 NAME OF INDEPENDENT TRUSTEES          FROM THE TRUST          FROM FUND COMPLEX(1)
-----------------------------     -----------------------     ---------------------
Mary G. F. Bitterman                      $37,750                    $75,500
A. John Gambs                             $39,000                    $78,000
Hayne E. Leland(2)                        $ 7,875                    $15,750
Jeffrey M. Lyons(2)                       $ 7,875                    $15,750
Wendy Paskin-Jordan                       $36,500                    $73,000
Leo Soong                                 $41,500                    $83,000

-------
(1)   Includes compensation for services on the Board of Trustees of MIP.
(2) Hayne E. Leland and Jeffrey M. Lyons were elected to serve as Trustees on November 16, 2007.

MASTER/FEEDER STRUCTURE. Each Fund seeks to achieve its investment objective by investing all of its assets in a Master Portfolio of MIP. In other words, the Funds are "Feeder Funds" into the Master Portfolios. The Trust's Board of Trustees believes that neither a Fund nor its shareholders will be adversely affected by investing its assets in a Master Portfolio. However, if another feeder fund or other investor withdraws its investment from such Master Portfolio, the economic efficiencies (E.G., spreading fixed expenses among a larger asset base) that the Trust's Board of Trustees believes may be available through investment in the Master Portfolio may not be fully achieved. In addition, given the relative novelty of the master/feeder structure, accounting or operational difficulties, although unlikely, could also arise.

A Fund may withdraw its investment in a Master Portfolio only if the Trust's Board of Trustees determines that such action is in the best interests of such Fund and its shareholders. Prior to any such withdrawal, the Board of Trustees would consider alternative investments, including investing all of the Fund's assets in another investment company with substantially the same investment objective as the Fund or hiring an investment adviser to manage the Fund's assets in accordance with the investment policies described above with respect to the Fund and its Master Portfolios.

The fundamental policies of a Master Portfolio cannot be changed without approval by the holders of a majority (as defined in the 1940 Act) of the Master Portfolio's outstanding interests. Whenever a Fund, as an interestholder of a Master Portfolio, is requested to vote on any matter submitted to interestholders of the Master Portfolio, the Fund either will hold a meeting of its shareholders to consider such matters and cast its votes in proportion to the votes received from its shareholders (shares for which the Fund receives no voting instructions will be voted in the same proportion as the votes received from the other Fund shareholders) or cast its votes, as an interestholder of the Master Portfolio, in proportion to the votes received by the Master Portfolios from all other interestholders of the Master Portfolio.

Certain policies of the Master Portfolio that are non-fundamental may be changed by the vote of a majority of MIP's Trustees without interestholder approval. If the Master Portfolio's investment objective or fundamental or non-fundamental policies are changed, the Fund may elect to change its investment objective or policies to correspond to those of the Master Portfolio. A Fund also may elect to redeem its interests from its Master Portfolio and either seek a new investment company with a matching investment objective in which to invest or retain its own investment adviser to manage its portfolio in accordance with its investment objective. In the latter case, a Fund's inability to find a substitute investment company in which to invest or equivalent management services could adversely affect shareholders' investments in the Fund. The Funds will provide shareholders with written notice 30 days prior to the implementation of any change in the investment objective of the Fund or the Master Portfolio, to the extent possible.

CODES OF ETHICS. The Trust, BGFA and SEI have adopted Codes of Ethics pursuant to Rule 17j-1 under the 1940 Act. The Codes of Ethics permit personnel subject to the Codes of Ethics to invest in securities, subject to certain limitations, including securities that may be purchased or held by the Funds. The Codes of Ethics are on public file with, and are available from, the SEC.

PROXY VOTING POLICIES OF THE MASTER PORTFOLIOS. The following is a discussion of the proxy voting policies of the Master Portfolios in which the Funds invest.

MIP has adopted as its proxy voting policies for each Master Portfolio the proxy voting guidelines of BGFA, the investment adviser to the Master Portfolios. MIP has delegated to BGFA the responsibility for voting proxies on the portfolio securities held by each Master Portfolio. Therefore, the remainder of this section discusses each Master Portfolio's proxy voting guidelines and BGFA's role in implementing such guidelines.

BGFA votes (or refrains from voting) proxies for each Master Portfolio in a manner that BGFA, in the exercise of its independent business judgment, concludes is in the best economic interests of such Master Portfolio. In some cases, BGFA may determine that it is in the best economic interests of a Master Portfolio to refrain from exercising the Master Portfolio's proxy voting rights (such as, for example, proxies on certain non-U.S. securities that might impose costly or time-consuming in-person voting requirements). With regard to the relationship between securities lending and proxy voting, BGFA's approach is also driven by its clients' economic interests. The evaluation of the economic desirability of recalling loans involves balancing the revenue producing value of loans against the likely economic value of casting votes. Based on BGFA's evaluation of this relationship, BGFA believes that the likely economic value of casting a vote generally is less than the securities lending income, either because the votes will not have significant economic consequences or because the outcome of the vote would not be affected by BGFA recalling loaned securities in order to ensure they are voted. Periodically, BGFA analyzes the process and benefits of voting proxies for securities on loan, and will consider whether any modification of its proxy voting policies or procedures are necessary in light of any regulatory changes. BGFA will normally vote on specific proxy issues in accordance with its proxy voting guidelines. BGFA's proxy voting guidelines provide detailed guidance as to how to vote proxies on certain important or commonly raised issues. BGFA may, in the exercise of its business judgment, conclude that the proxy voting guidelines do not cover the specific matter upon which a proxy vote is requested, or that an exception to the proxy voting guidelines would be in the best economic interests of a Master Portfolio. BGFA votes (or refrains from voting) proxies without regard to the relationship of the issuer of the proxy (or any shareholder of such issuer) to the Master Portfolio, the Master Portfolio's affiliates (if any), BGFA or BGFA's affiliates, or SEI or SEI's affiliates. When voting proxies, BGFA attempts to encourage companies to follow practices that enhance shareholder value and increase transparency and allow the market to place a proper value on their assets. With respect to certain specific issues:

o Each Master Portfolio generally supports the board's nominees in uncontested elections of directors and generally supports proposals that strengthen the independence of boards of directors;

o Each Master Portfolio generally does not support proposals on social issues that lack a demonstrable economic benefit to the issuer and the Master Portfolio investing in such issuer; and

o Each Master Portfolio generally votes against anti-takeover proposals and proposals that would create additional barriers or costs to corporate transactions that are likely to deliver a premium to shareholders.

BGFA maintains institutional policies and procedures that are designed to prevent any relationship between the issuer of the proxy (or any shareholder of the issuer) and a Master Portfolio, a Master Portfolio's affiliates (if any), BGFA or BGFA's affiliates, or SEI or SEI's affiliates, from having undue influence on BGFA's proxy voting activity. In certain instances, BGFA may determine to engage an independent fiduciary to vote proxies as a further safeguard against potential conflicts of interest or as otherwise required by applicable law. The independent fiduciary may either vote such proxies or provide BGFA with instructions as to how to vote such proxies. In the latter case, BGFA votes the proxy in accordance with the independent fiduciary's determination.

Information with respect to how BGFA voted Master Portfolio proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available: (i) without charge, upon request, by calling 1-877-BGI-1544 (1-877-244-1544) (toll-free); and (ii) on the SEC's website at www.sec.gov.

SHAREHOLDER COMMUNICATION TO THE BOARD OF TRUSTEES. The Board of Trustees has established a process for shareholders to communicate with the Board of Trustees. Shareholders may contact the Board of Trustees by mail. Correspondence should be addressed to Barclays Global Investors Funds Board of Trustees, c/o Barclays Global Investors, N.A. - Mutual Fund Administration, 45 Fremont Street, San Francisco, CA 94105. Shareholder communications to the Board of Trustees should include the following information: (a) the name and address of the shareholder; (b) the number of shares owned by the shareholder; (c) the Fund(s) of which the shareholder owns shares; and (d) if these shares are owned indirectly through a broker, financial intermediary or other record owner, the name of the broker, financial intermediary or other record owner. All correspondence received as set forth above shall be reviewed by the Secretary of the Trust and reported to the Board of Trustees.

Control Persons and Principal Holders of Securities
As of [____], 2008, the shareholders identified below were known by the Trust to own 5% or more of the indicated Fund's outstanding shares in the following capacity:

                                                              PERCENTAGE     NATURE OF
    NAME OF FUND         NAME AND ADDRESS OF SHAREHOLDER       OF FUND       OWNERSHIP
--------------------    ---------------------------------    -----------    -----------
Bond Index Fund         ________                               __            ______
S&P 500 Stock Fund      ________                               __            ______

For purposes of the 1940 Act, any person who owns directly or through one or more controlled companies more than 25% of the voting securities of a company is presumed to "control" such company. Accordingly, to the extent that a shareholder identified in the foregoing table is identified as the beneficial holder of more than 25% of a Fund, or is identified as the holder of record of more than 25% of a Fund and has voting and/or investment powers, it may be presumed to control such Fund.

As of [____], 2008, Trustees and officers of the Trust, as a group, beneficially owned less than 1% of the outstanding shares of the Trust.

Investment Adviser and Other Service Providers
INVESTMENT ADVISER . BGFA provides investment advisory services to each Master Portfolio pursuant to an investment advisory contract (the "Advisory Contract") with MIP. Pursuant to the Advisory Contract, BGFA furnishes to MIP's Board of Trustees periodic reports on the investment strategy and performance of each Master Portfolio.

BGFA is a wholly-owned subsidiary of BGI. BGI is a national bank, which is, in turn, a majority-owned subsidiary of Barclays Bank PLC.

The applicable Advisory Contract is subject to annual approval by (i) MIP's Board of Trustees or (ii) vote of a majority (as defined in the 1940 Act) of the outstanding voting interests of such Master Portfolio, provided that in either event the continuance also is approved by a majority of Independent Trustees of MIP, by a vote cast in person at a meeting called for the purpose of voting on such approval. The applicable Advisory Contract is terminable without penalty on 60 days' written notice by either party. The applicable Advisory Contract will terminate automatically, as to the relevant Master Portfolio, in the event of its assignment (as defined in the 1940 Act).

ADVISORY FEES. BGFA is entitled to receive monthly fees at the annual rate of 0.05% of the average daily net assets of the S&P 500 Index Master Portfolio and 0.08% of the average daily net assets of the Bond Index Master Portfolio. From time to time, BGFA may waive such fees in whole or in part. Any such waiver will reduce the expenses of a Master Portfolio and, accordingly, have a favorable impact on its performance.

For the fiscal years shown below, the Master Portfolios in which the Funds invest paid BGFA the following advisory fees:

                         FISCAL YEAR ENDED       FISCAL YEAR ENDED       FISCAL YEAR ENDED
FUND                         12/31/2005              12/31/2006             12/31/2007
-------------------     -------------------     -------------------     ------------------
Bond Index Fund               $167,502                $112,534               $ ______
S&P 500 Stock Fund            $185,243                $137,772               $ ______

The fees and expenses of the Independent Trustees of MIP, counsel to the Independent Trustees of MIP and the independent registered public accounting firm that provides audit and non-audit services in connection with the Master Portfolios (collectively referred to as the "MIP Independent Expenses") are paid directly by the Master Portfolios. For the fiscal year ended December 31, 2006, BGFA voluntarily agreed to cap the expenses of the Master Portfolios at the rate at which the Master Portfolios paid advisory fees to BGFA and, therefore, BGFA provided an offsetting credit against the advisory fees paid by the Master Portfolios in an amount equal to the MIP Independent Expenses. For the period from January 1, 2007 through April 30, 2009, each of BGI and BGFA, as applicable, has contractually undertaken to reimburse or provide an offsetting credit to each Master Portfolio for such MIP Independent Expenses.

For the fiscal years shown below, BGFA provided an offsetting credit, in the amounts shown, against advisory fees paid by the Master Portfolios in which the Funds invest:

                         FISCAL YEAR ENDED       FISCAL YEAR ENDED       FISCAL YEAR ENDED
FUND                         12/31/2005              12/31/2006             12/31/2007
-------------------     -------------------     -------------------     ------------------
Bond Index Fund                N/A                    $30,930                 $ ______
S&P 500 Stock Fund             N/A                    $ 5,226                 $ ______

ADMINISTRATOR. The Trust has engaged BGI to provide certain administration services to the Funds. BGI provides the Funds with administration services, including provision of management reporting and treasury administration services, financial reporting, legal and tax services, and supervision of the Funds' administrative operations, preparation of proxy statements and shareholder reports. BGI also furnishes office space and certain facilities to conduct the Funds' business and compensates its Trustees, officers and employees who are affiliated with BGI. BGI is entitled to receive an annual administration fee of 0.15% of each Fund's average daily net assets for providing administration services.

BGI also may engage and supervise Shareholder Servicing Agents, as defined in "Shareholder Servicing Agents" below, on behalf of the Funds.

BGI has engaged State Street to provide certain sub-administrative services to the Funds. BGI, not the Funds, is responsible for providing compensation to State Street for such services.

BGI has also agreed to bear all costs of the Funds' operations, other than brokerage expenses, advisory fees, distribution plan expenses, certain fees and expenses related to the Trust's independent Trustees and their counsel, auditing fees, litigation expenses, taxes or other extraordinary expenses. BGI has contracted with State Street to provide certain sub-administration services for the Funds, and BGI pays State Street for these services.

For the fiscal years shown below, the Funds paid the following administration fees to BGI:

                         FISCAL YEAR ENDED       FISCAL YEAR ENDED       FISCAL YEAR ENDED
FUND                         12/31/2005              12/31/2006             12/31/2007
-------------------     -------------------     -------------------     ------------------
Bond Index Fund               $313,960                $250,989               $_______
S&P 500 Stock Fund            $555,980                $411,088               $_______

The fees and expenses of the Independent Trustees of the Trust, counsel to the Independent Trustees of the Trust and the independent registered public accounting firm that provides audit and non-audit services in connection with the Funds (collectively referred to as the "BGIF Independent Expenses") are paid directly by the Funds. For the fiscal year ended December 31, 2006, BGI voluntarily agreed to provide an offsetting credit against the administration fees paid by the Funds in an amount equal to the BGIF Independent Expenses. For the period from January 1, 2007 through April 30, 2009, each of BGI and BGFA, as applicable, has contractually undertaken to reimburse or provide an offsetting credit to the Funds for such BGIF Independent Expenses.

For the fiscal years shown below, BGI provided an offsetting credit, in the amounts shown, against administration fees paid with respect to the Funds:

FUND
-------------------      12/31/2005       12/31/2006       12/31/2007
Bond Index Fund             N/A             $17,469         $______
S&P 500 Stock Fund          N/A             $18,112         $______

SHAREHOLDER SERVICING AGENTS. The Board of Trustees of the Funds has adopted a Shareholder Servicing Plan pursuant to which the Funds have entered into Shareholder Servicing Agreements with BGI and other entities and BGI may also enter into Shareholder Servicing Agreements with such other entities (collectively, "Shareholder Servicing Agents") for the provision of certain services to Fund shareholders. The services provided by BGI or Shareholder Servicing Agents may include serving as an agent of the Funds for purposes of accepting orders for purchases and redemptions of Fund shares, providing administrative support and account service such as processing purchases and redemptions of shares on behalf of individual and omnibus Fund accounts, answering shareholder inquiries, keeping records, transmitting reports and communications from the Funds, and providing reports on the status of individual and omnibus accounts.

Shareholder Servicing Agents may provide these services, in whole or in part, by operating electronic transaction systems or websites through which shareholders may obtain information or engage in purchase or redemption transactions of Fund shares. By operating these systems or providing other services described above, the Shareholder Servicing Agents make the Funds available to their clients.

A Shareholder Servicing Agent may make decisions about which investment options it will service and make available to its clients based on the payments the Shareholder Servicing Agent may be eligible to receive for its services. Therefore, payments to a Shareholder Servicing Agent may create potential conflicts of interest between the Shareholder Servicing Agent and its clients where the Shareholder Servicing Agent determines which investment options it will make available to those clients.

Pursuant to its Administration Agreement with the Trust, as described above in the section entitled "Administrator", BGI pays shareholder servicing fees to certain Shareholder Servicing Agents in amounts not exceeding maximum fee rates approved by the Funds' Board of Trustees, for those shareholder servicing, sub-administration, recordkeeping, sub-transfer agency and processing services that the Shareholder Servicing Agents perform for their clients that would otherwise be performed by BGI or the Funds' other service providers. For providing some or all of these services, each Shareholder Servicing Agent is entitled to receive a monthly fee at the annual rate of up to 0.15% of the average daily net assets of the Fund represented by shares owned during the period for which payment is being made by investors with whom the Shareholder Servicing Agent maintains a servicing relationship, or an amount that equals the maximum amount payable to the Shareholder Servicing Agent under applicable laws, regulations or rules, including the Conduct Rules of the National Association of Securities Dealers, Inc., whichever is less. In addition, BGFA and/or BGI may pay significant additional amounts to certain Shareholder Servicing Agents for the services described above. These amounts, which may be significant, are paid by BGFA and/or BGI from their own resources, which generally come directly or indirectly from fees paid by funds advised by BGFA or administered by BGI, to Shareholder Servicing Agents for those services. From time to time, BGFA, BGI and/or the Distributor may also pay significant additional amounts from their own resources to Shareholder Servicing Agents or other intermediaries that perform services in connection with the sale of Fund shares.

For the fiscal years shown below, BGI paid shareholder servicing fees on behalf of the Funds as follows:

                         FISCAL YEAR ENDED       FISCAL YEAR ENDED       FISCAL YEAR ENDED
FUND                         12/31/2005              12/31/2006             12/31/2007
-------------------     -------------------     -------------------     ------------------
Bond Index Fund               $131,759                $ 84,072                 $____
S&P 500 Stock Fund            $222,868                $151,808                 $____

Payments to Shareholder Servicing Agents may create potential conflicts of interest between potential investors and a Shareholder Servicing Agent that determines which investment options it will service and/or make available to those investors.

A Shareholder Servicing Agent also may impose certain conditions on its customers, subject to the terms of the Funds' Prospectus and this SAI, that are in addition to or different from those imposed by the Trust, such as requiring a minimum initial investment or payment of a separate fee for additional services.

DISTRIBUTOR. SEI is the distributor for the Funds' shares. SEI is a registered broker/dealer located at One Freedom Valley Drive, Oaks, PA 19456, 19456. Since 1968, SEI has been a leading provider of outsourced investment business solutions for fund administration and distribution, asset management, and investment systems and processing.

SEI, as the principal underwriter of the Funds within the meaning of the 1940 Act, has entered into a distribution agreement (the "Distribution Agreement") with the Trust pursuant to which SEI has the responsibility for distributing Fund shares. The Distribution Agreement provides that SEI shall act as agent for the Funds for the sale of Fund shares, and may enter into sales support agreements with selling agents that wish to make available Fund shares to their respective customers ("Selling Agents"). SEI does not receive a fee from the Funds for providing distribution services. BGI presently acts as a Selling Agent, but does not receive any fee from the Funds for such activities.

In addition, SEI provides certain compliance related, sales related and other services for the Funds pursuant to a Service Standards Agreement with BGI, and BGI compensates SEI for these services.

CUSTODIAN. State Street is the custodian for each Fund and Master Portfolio and is located at 200 Clarendon Street, Boston, MA 02116. The custodian, among other things, maintains a custody account or accounts in the name of each Fund and Master Portfolio; receives and delivers all assets for each Fund and Master Portfolio upon purchase and upon sale or maturity; collects and receives all income and other payments and distributions on account of the assets of each Fund and Master Portfolio and pays all expenses of each Fund and Master Portfolio. State Street is not entitled to receive compensation for its services as custodian so long as it is entitled to receive fees from BGI for providing sub-administration services to the Funds.

TRANSFER AND DIVIDEND DISBURSING AGENT. State Street also is the transfer and dividend disbursing agent for the Funds and the Master Portfolios. For its services as transfer and dividend disbursing agent to the Funds and the Master Portfolios, State Street is paid fees based on the Funds' and the Master Portfolios' net assets. State Street is entitled to be reimbursed for out-of-pocket expenses or advances incurred by it in performing its obligations under the Transfer Agency Agreement. BGI has agreed to pay these fees and expenses pursuant to its Administration Agreement with the Trust. In addition, the Transfer Agency Agreement contemplates that State Street will be reimbursed for other expenses incurred by it at the request or with the written consent of the Funds, including, without limitation, any equipment or supplies that the Trust specifically orders or requires State Street to order.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. PricewaterhouseCoopers LLP, located at Three Embarcadero Center, San Francisco, CA 94111, serves as the independent registered public accounting firm for the Trust.

LEGAL COUNSEL. Wilmer Cutler Pickering Hale and Dorr LLP, located at 60 State Street, Boston, MA 02109, serves as legal counsel to the Trust, MIP and BGFA.

Portfolio Managers
As of December 31, 2007, the individuals named as Bond Index Portfolio Managers in the Prospectus were also primarily responsible for the day-to-day management of certain types of other portfolios and/or accounts in addition to the Bond Index Master Portfolio, as indicated in the table below:

                                REGISTERED
                                INVESTMENT           OTHER POOLED
                                 COMPANIES       INVESTMENT VEHICLES       OTHER ACCOUNTS
JOHN SULSKI                    ------------     ---------------------     ---------------
Number of Accounts                [__]                  [__]                   [__]
Net Assets as of 12/31/07      $[__]            $[__]                     $[__]

                             REGISTERED
                             INVESTMENT           OTHER POOLED
                              COMPANIES       INVESTMENT VEHICLES       OTHER ACCOUNTS
LEE STERNE                  ------------     ---------------------     ---------------
Number of Accounts             [__]                  [__]                   [__]
Net Assets of 12/31/07      $[__]            $[__]                     $[__]

As of December 31, 2007, the individuals named as S&P 500 Stock Portfolio Managers in the Prospectus were also primarily responsible for the day-to-day management of certain types of other portfolios and/or accounts in addition to the S&P 500 Index Master Portfolio, as indicated in the table below:

                                REGISTERED
                                INVESTMENT           OTHER POOLED
                                 COMPANIES       INVESTMENT VEHICLES       OTHER ACCOUNTS
DIANE HSIUNG                   ------------     ---------------------     ---------------
Number of Accounts                [__]                  [__]                   [__]
Net Assets as of 12/31/07      $[__]            $[__]                     $[__]

                                REGISTERED
                                INVESTMENT           OTHER POOLED
                                 COMPANIES       INVESTMENT VEHICLES       OTHER ACCOUNTS
GREG SAVAGE                    ------------     ---------------------     ---------------
Number of Accounts                [__]                  [__]                   [__]
Net Assets as of 12/31/07      $[__]            $[__]                     $[__]

Certain of the portfolios or accounts for which the portfolio managers are primarily responsible for the day-to-day management seek to track the rate of return, risk profile and other characteristics of independent third-party indexes by either replicating the same combination of securities that compose those indexes or sampling the securities that compose those indexes based on objective criteria and data. The portfolio managers are required to manage each portfolio or account to meet those objectives. Pursuant to BGI and BGFA policy, investment opportunities are allocated equitably among the Master Portfolios and other portfolios and accounts. For example, under certain circumstances, an investment opportunity may be restricted due to limited supply on the market, legal constraints or other factors, in which event the investment opportunity will be allocated equitably among those portfolios and accounts, including the Master Portfolios, seeking such investment opportunity. As a consequence, from time to time each Master Portfolio may receive a smaller allocation of an investment opportunity than they would have if the portfolio managers and BGFA and its affiliates did not manage other portfolios or accounts.

Like the Master Portfolios, the other portfolios or accounts for which the portfolio managers are primarily responsible for the day-to-day portfolio management generally pay an asset-based fee to BGFA or BGI, as applicable, for its advisory services. One or more of those other portfolios or accounts, however, may pay BGI an incentive-based fee in lieu of, or in addition to, an asset-based fee for its advisory services. A portfolio or account with an incentive-based fee would pay BGI a portion of that portfolio's or account's gains, or would pay BGI more for its services than would otherwise be the case if BGI meets or exceeds specified performance targets. By their very nature, incentive-based fee arrangements could present an incentive for BGI to devote greater resources, and allocate more investment opportunities, to the portfolios or accounts that have those fee arrangements, relative to other portfolios or accounts, in order to earn larger fees. Although BGI has an obligation to allocate resources and opportunities equitably among portfolios and accounts and intends to do so, interestholders of the Master Portfolios should be aware that, as with any group of portfolios and accounts managed by an investment adviser and/or its affiliates pursuant to varying fee arrangements, including incentive-based fee arrangements, there is the potential for a conflict of interest that may result in the portfolio managers favoring those portfolios or accounts with incentive-based fee arrangements.

The below table reflects, for the Bond Index Portfolio Managers, the number of portfolios or accounts of the types enumerated in the above table and the aggregate of total assets in those portfolios or accounts with respect to which the investment management fees are based on the performance of those portfolios or accounts, as of December 31, 2007:

                                       NUMBER OF OTHER ACCOUNTS WITH       AGGREGATE OF
                                          PERFORMANCE FEES MANAGED         TOTAL ASSETS
JOHN SULSKI                           -------------------------------     -------------
Registered Investment Companies                    [__]                       [__]
Other Pooled Investment Vehicles                   [__]                       [__]
Other Accounts                                     [__]                       [__]

                                       NUMBER OF OTHER ACCOUNTS WITH       AGGREGATE OF
                                          PERFORMANCE FEES MANAGED         TOTAL ASSETS
LEE STERNE                            -------------------------------     -------------
Registered Investment Companies                    [__]                       [__]
Other Pooled Investment Vehicles                   [__]                       [__]
Other Accounts                                     [__]                       [__]

The below table reflects, for the S&P 500 Stock Portfolio Managers, the number of portfolios or accounts of the types enumerated in the above table and the aggregate of total assets in those portfolios or accounts with respect to which the investment management fees are based on the performance of those portfolios or accounts, as of December 31, 2007:

                                       NUMBER OF OTHER ACCOUNTS WITH       AGGREGATE OF
                                          PERFORMANCE FEES MANAGED         TOTAL ASSETS
DIANE HSIUNG                          -------------------------------     -------------
Registered Investment Companies                    [__]                       [__]
Other Pooled Investment Vehicles                   [__]                       [__]
Other Accounts                                     [__]                       [__]

                                       NUMBER OF OTHER ACCOUNTS WITH       AGGREGATE OF
                                          PERFORMANCE FEES MANAGED         TOTAL ASSETS
GREG SAVAGE                           -------------------------------     -------------
Registered Investment Companies                    [__]                       [__]
Other Pooled Investment Vehicles                   [__]                       [__]
Other Accounts                                     [__]                       [__]

As of December 31, 2007, each Portfolio Manager receives a salary and is eligible to receive an annual bonus. Each Portfolio Manager's salary is a fixed amount generally determined annually based on a number of factors, including, but limited to, the Portfolio Manager's title, scope of responsibilities, experience and knowledge. Each Portfolio Manager's bonus is a discretionary amount determined annually based on the overall profitability of the various Barclays Global Investors companies worldwide, the performance of the Portfolio Manager's business unit, and an assessment of the Portfolio Manager's individual performance. The Portfolio Manager's salary and annual bonus are paid in cash. BGFA also operates a mandatory bonus deferral plan for employees whose bonuses exceed certain thresholds which becomes payable three years after grant. One half of the mandatory deferral award is "notionally invested" in funds managed by BGI, and the other half is provisionally allocated to shares in Barclays PLC (the ultimate parent company of BGFA). Thus, the value of the final award may be increased or decreased over the three-year period. In addition, a Portfolio Manager may be paid a signing bonus or other amounts in connection with initiation of employment with BGFA. If a Portfolio Manager satisfied the requirements for being part of a "select group of management or highly compensated employees" (within the meaning of ERISA section 401(a)) as so specified under the terms of BGI's compensation deferral pan, the Portfolio Manager may elect to defer a portion of his or her bonus under that plan.

Portfolio Managers may be selected, on a fully discretionary basis, for awards under BGI's Compensation Enhancement Plan ("CEP"). Under CEP, these awards are determined annually, and generally vest after two years. At the option of the CEP administrators, the award may be "notionally invested" in funds managed by BGI, which means that the final award amount may be increased or decreased according to the performance of the BGI-managed funds over the two-year period. If the award is not notionally invested, the original award amount is paid once vested.

A Portfolio Manager may be granted options to purchase shares in Barclays Global Investors UK Holdings Limited ("BGI UK Holdings"), a company organized under the laws of England and Wales that directly or indirectly owns all of the Barclays Global Investors companies worldwide, which options generally vest in three equal installments over three years and are generally exercisable during prescribed exercise windows. Shares purchased must generally be held 355 days prior to sale. For such purposes, the value of BGI UK Holdings is based on its fair value as determined by an independent public accounting firm.

As of December 31, 2007, the Bond Index Portfolio Managers beneficially owned shares in the Bond Index Fund that invests in the Master Portfolio for which they are primarily responsible for the day-to-day management in amounts reflected in the following table:

BOND INDEX FUND
                                                $10,001       $50,001      $100,001      $500,001      OVER
                     NONE      $1 TO $ 10K      TO $50K      TO $100K      TO $500K       TO $1M       $1M
                    ------    -------------    ---------    ----------    ----------    ----------    -----
Lee Sterne
John Sulski

As of December 31, 2007, the S&P 500 Stock Portfolio Managers beneficially owned shares in the S&P 500 Stock Fund that invests in the Master Portfolio for which they are primarily responsible for the day-to-day management in amounts reflected in the following table:

S&P 500 STOCK FUND
                                                   $10,001       $50,001      $100,001      $500,001      OVER
                        NONE      $1 TO $ 10K      TO $50K      TO $100K      TO $500K       TO $1M       $1M
                       ------    -------------    ---------    ----------    ----------    ----------    -----
Diane Hsiung
Greg Savage

Determination of Net Asset Value
The net asset value ("NAV") for each Fund is calculated by deducting all of the Fund's liabilities (including accrued expenses) from the total value of its assets (including the securities held by the Fund plus any cash or other assets, including interest and dividends accrued but not yet received) and dividing the result by the number of shares outstanding, and generally rounded to the nearest cent, although each Fund reserves the right to calculate its NAV to more than two decimal places.

The NAV of each Fund is calculated based on the net asset value of the Master Portfolio in which the Fund invests. In calculating a Master Portfolio's NAV, the Master Portfolio's investments are generally valued using market valuations. In the event that current market valuations are not readily available or such valuations do not reflect current market values, the affected investments will be valued using fair value pricing pursuant to the pricing policy and procedures of BGFA, the investment adviser to the Master Portfolios. The Board of Trustees of MIP has delegated to BGFA the responsibility of valuing its portfolio securities. Therefore, the remainder of this section discusses BGFA's U.S. Pricing Policy and Pricing Procedures. The frequency with which a Master Portfolio's investments are valued using fair value pricing is primarily a function of the types of securities and other assets in which the Master Portfolio invests pursuant to its investment objective, strategies and limitations.

Investments that may be valued using fair value pricing include, but are not limited to: (i) an unlisted security related to corporate actions; (ii) a restricted security (I.E., one that may not be publicly sold without registration under the 1933 Act); (iii) a security whose trading has been suspended or which has been delisted from its primary trading exchange; (iv) a security that is thinly traded; (v) a security in default or bankruptcy proceedings for which there is no current market quotation; (vi) a security affected by currency controls or restrictions; and (vii) a security affected by a significant event (I.E., an event that occurs after the close of the markets on which the security is traded but before the time as of which the Master Portfolio's net asset value is computed and that may materially affect the value of the Master Portfolio's investments). Examples of events that may be "significant events" are government actions, natural disasters, armed conflict, acts of terrorism, and significant market fluctuations.

Valuing a Master Portfolio's investments using fair value pricing will result in using prices for those investments that may differ from current market valuations. Accordingly, fair value pricing could result in a difference between the prices used to calculate a Master Portfolio's net asset value and the prices used by the Master Portfolio's benchmark index, which, in turn, could result in a difference between the Master Portfolio's performance and the performance of the Master Portfolio's benchmark index.

A market valuation generally means with respect to an investment, a valuation
(i) obtained from an exchange, a pricing service, or a major market maker (or dealer), (ii) based on a price quotation or other equivalent indication of value supplied by an exchange, a pricing service, or a major market maker (or dealer), or (iii) based on amortized cost. In the case of shares of other funds that are not traded on an exchange, a market valuation means such fund's published net asset value per share. BGFA may use various pricing services or discontinue the use of any pricing service. A price obtained from a pricing service based on such pricing service's valuation matrix may be considered a market valuation.

Purchase, Redemption and Pricing of Shares
TERMS OF PURCHASE AND REDEMPTION. The Funds are generally open Monday through Friday and are closed on weekends and are generally closed on all other days on which the NYSE is closed for regular trading. The holidays on which the NYSE is closed currently are: New Year's Day, Martin Luther King, Jr.'s Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Each Fund reserves the right to change the minimum amounts required for initial investment and subsequent investment, if any. On any day the Funds close early, purchase and redemption orders received after a Fund's closing time will be executed on the next business day. In addition, each Fund reserves the right to advance the time by which purchase and redemption orders must be received to be executed on the same business day as permitted by the SEC.

IN-KIND PURCHASES. Payment for shares of a Fund may, at the discretion of BGFA, be made in the form of securities that are permissible investments for the Fund and must meet the investment objective, policies and limitations of the Fund as described in the Prospectus and this SAI. In connection with an in-kind securities payment, a Fund may require, among other things, that the securities (i) be valued on the day of purchase in accordance with the pricing methods used by the Fund or its Master Portfolio ; (ii) are accompanied by satisfactory assurance that the Fund will have good and marketable title to such securities received by it; (iii) are not subject to any restrictions upon resale by the Fund; (iv) be in proper form for transfer to the Fund; and (v) are accompanied by adequate information concerning the basis and other tax matters relating to the securities. All dividends, interest, subscription or other rights pertaining to such securities shall become the property of the Fund engaged in the in-kind purchase transaction and must be delivered to such Fund by the investor upon receipt from the issuer. Securities acquired through an in-kind purchase will be acquired for investment and not for immediate resale. Each Fund immediately will transfer to its Master Portfolio any and all securities received by it in connection with an in-kind purchase transaction, in exchange for interests in such Master Portfolio. Shares purchased in exchange for securities generally cannot be redeemed until the transfer has settled.

SUSPENSION OF REDEMPTION RIGHTS OR PAYMENT OF REDEMPTION PROCEEDS.   The Trust
may suspend the right of redemption or postpone redemption payments for longer than seven days for any period during which (i) the NYSE is closed (other than customary weekend and holiday closings); (ii) trading on the NYSE is restricted; (iii) an emergency exists as a result of which disposal or valuation of a Master Portfolio's investments is not reasonably practicable; or
(iv) for such other periods as the SEC by order may permit, as permitted under
Section 22(e) of the 1940 Act, and other applicable laws.

Portfolio Transactions
Since each Fund invests all of its assets in a Master Portfolio, set forth below is a description of the Master Portfolios' policies governing portfolio securities transactions.

GENERAL. BGFA assumes general supervision over placing orders on behalf of each Master Portfolio for the purchase and sale of portfolio securities. In selecting brokers or dealers for any transaction in portfolio securities, BGFA's policy is to make such selection based on factors deemed relevant, including but not limited to, the breadth of the market in the security, the price of the security, the reasonableness of the commission or mark-up or mark-down, if any, execution capability, settlement capability, back-office efficiency and the financial condition of the broker or dealer, both for the specific transaction and on a continuing basis. The overall reasonableness of brokerage commissions paid is evaluated by BGFA based upon its knowledge of available information as to the general level of commissions paid by other institutional investors for comparable services. Brokers may also be selected because of their ability to handle special or difficult executions, such as may be involved in large block trades, less liquid securities, broad distributions, or other circumstances. While BGFA generally seeks reasonably competitive spreads on commissions, each Master Portfolio or Underlying Fund will not necessarily be paying the lowest spread on commission available.

BGFA does not consider the provision or value of research, products or services a broker or dealer may provide, if any, as a factor in the selection of a broker or dealer or the determination of the reasonableness of commissions paid in connection with portfolio transactions. The Master Portfolios have adopted policies and procedures that prohibit the consideration of sales of a Master Portfolio's interests or Fund shares as a factor in the selection of a broker or a dealer to execute its portfolio transactions.

Purchases and sales of fixed income securities for the Bond Index Master Portfolio usually are principal transactions and ordinarily are purchased directly from the issuer or from an underwriter or broker-dealer. The Bond Index Master Portfolio does not usually pay brokerage commissions in connection with such purchases and sales, but such transactions may be subject to mark-ups or mark-downs.

A Master Portfolio's purchase and sale orders for securities may be combined with those of other accounts that BGFA manages or advises, and for which it has brokerage placement authority. If purchases or sales of portfolio securities of a Master Portfolio and one or more other accounts managed or advised by BGFA are considered at or about the same time, transactions in such securities are allocated among the Master Portfolio and the other accounts in a manner deemed equitable to all by BGFA. In some cases, this procedure could have a detrimental effect on the price or volume of the security as far as a Master Portfolio is concerned. However, in other cases, it is possible that the ability to participate in volume transactions and to negotiate lower brokerage commissions will be beneficial to a Master Portfolio. BGFA may deal, trade and invest for its own account in the types of securities in which a Master Portfolio may invest. BGFA may, from time to time, effect trades on behalf of and for the account of a Master Portfolio with brokers or dealers that are affiliated with BGFA, in conformity with the 1940 Act and SEC rules and regulations. Under these provisions, any commissions paid to affiliated brokers or dealers must be reasonable and fair compared to the commissions charged by other brokers or dealers in comparable transactions. The Master Portfolios will not deal with affiliates in principal transactions unless permitted by applicable SEC rule or regulation or by SEC exemptive order.

PORTFOLIO TURNOVER. Portfolio turnover may vary from year to year, as well as within a year. High portfolio turnover rates may result in comparatively greater brokerage expenses and larger amounts of short-term capital gains allocable to interestholders of a Master Portfolio and shareholders of a corresponding Fund. [The variation in the portfolio turnover rate for the Bond Index Master Portfolio for the fiscal year ended 2007 ([__]%) as compared to the Master Portfolio's portfolio turnover rate for the fiscal year ended 2006 (57%) is due to the Master Portfolio's decreased activity in mortgage pass-through securities on a when-issued or to-be-announced ("TBA") basis, with payment and delivery scheduled for a future date.]

BROKERAGE COMMISSIONS. The table below sets forth the brokerage commissions paid by each Master Portfolio for the periods noted. Any differences in brokerage commissions paid by the Master Portfolios from year to year are due to changes in market conditions and the frequency and size of interestholder transactions. None of these brokerage commissions were paid to affiliated brokers.

                                     FISCAL YEAR ENDED       FISCAL YEAR ENDED       FISCAL YEAR ENDED
MASTER PORTFOLIO                         12/31/2005              12/31/2006             12/31/2007
-------------------------------     -------------------     -------------------     ------------------
Bond Index Master Portfolio                N/A                     N/A                     _____
S&P 500 Index Master Portfolio            $56,860                 $85,982                 $_____

BROKERAGE COMMISSIONS PAID TO AFFILIATES. During the past three fiscal years, the Master Portfolios did not pay brokerage commissions to affiliated brokers.

SECURITIES OF REGULAR BROKERS-DEALERS. As of December 31, 2007, the Master Portfolios owned securities of their "regular brokers or dealers" (as defined in the 1940 Act), or their parents, as follows:

MASTER PORTFOLIO                          BROKER-DEALER OR PARENT               AMOUNT
-------------------------------     -----------------------------------     --------------
Bond Index Master Portfolio                                                   $_________

S&P 500 Index Master Portfolio                                                $_________


FREQUENT TRADING IN FUND SHARES. Frequent purchases and redemptions of mutual fund shares ("frequent trading") may have a detrimental effect on funds and their shareholders. Depending on various factors, such as the size of a fund's portfolio and the amount of assets maintained in cash, frequent trading may harm the performance of the fund by interfering with the implementation of its investment strategies and/or increasing transaction costs and taxes, and/or may dilute the value of fund shares held by long-term investors. Frequent trading may include activity that appears to attempt to take advantage of a potential arbitrage opportunity presented by a lag between a change in the value of a fund's portfolio securities after the close of the primary markets for those portfolio securities and the reflection of that change in the fund's NAV ("market timing").

Each Fund may invest only in interests of its respective Master Portfolio, and the Boards of Trustees of the Trust and MIP and the Funds have each considered the issues of frequent trading and market timing. MIP's Board of Trustees has adopted a policy of not monitoring for possible market timing activity because the Master Portfolios' holdings are valued as of the same time as of which the NAV for the Master Portfolios is calculated (normally 4:00 p.m. Eastern Time), which eliminates the potential arbitrage opportunity presented by a lag between a change in the value of the Master Portfolios' holdings and the reflection of that change in the Master Portfolios' respective NAV. MIP's Board of Trustees has not adopted a policy of monitoring for other forms of frequent trading because daily flows into and out of the Master Portfolios are aggregated, and the process of aggregating is expected to reduce the potential for frequent trading to disrupt the implementation of the Master Portfolios' investment strategies.

The Trust's Board of Trustees has adopted a policy of not monitoring for market timing or other frequent trading activity in the Funds in light of the nature of the Funds' investment in Master Portfolios, the policies of the Master Portfolios, as described in the preceding paragraphs, and the historical nature of flows into and out of the Funds.

BGI's ability to monitor trades that are placed by participants in plans that are shareholders in the Funds or other shareholders in the Funds that are trading through omnibus accounts maintained by intermediaries has been severely limited because BGI has not been receiving transaction information showing individual investment decisions. Upon request by the Funds, intermediaries will be required to provide certain transaction information that may enable the Funds to identify trading activity that is potentially harmful to the Funds. The Funds may, but do not have the obligation to, respond to any potentially harmful trading activity that is identified. In the event any potentially harmful trading activity is identified, responses may include the imposition of trading restrictions, the rejection of purchases, or such other steps the Funds determine are appropriate. Intermediaries' ability to impose restrictions on the trading practices of their clients may, however, be affected by legal or technological limitations.

Distributions and Taxes
The following information supplements, and should be read in conjunction with, the section in the Prospectus entitled "Taxes." The Prospectus generally describes the U.S. federal income tax treatment of distributions by the Funds. This section of the SAI provides additional information concerning U.S. federal income taxes. It is based on the U.S. Internal Revenue Code of 1986, as amended (the "IRC"), applicable Treasury Regulations, judicial authority, and administrative rulings and practice, all as of the date of this SAI and all of which are subject to change, including changes with retroactive effect. The following discussion does not address any state, local or foreign tax matters.

A shareholder's tax treatment may vary depending upon his or her particular situation. This discussion only applies to shareholders who are U.S. persons, I.E., U.S. citizens or residents or U.S. corporations, partnerships, trusts or estates, and who are subject to U.S. federal income tax and hold Fund shares as capital assets within the meaning of the IRC. Except as otherwise noted, it may not apply to certain types of shareholders who may be subject to special rules, such as insurance companies, tax-exempt organizations, shareholders holding Fund shares through tax-advantaged accounts (such as 401(k) plan accounts or individual retirement accounts ("IRAs")), financial institutions, broker-dealers, entities that are not organized under the laws of the United States or a political subdivision thereof, persons who are neither citizens nor residents of the United States, shareholders holding Fund shares as part of a hedge, straddle or conversion transaction, and shareholders who are subject to the U.S. federal alternative minimum tax.

The Trust has not requested and will not request an advance ruling from the Internal Revenue Service (the "IRS") as to the U.S. federal income tax matters described below. The IRS could adopt positions contrary to those discussed below and such positions could be sustained. In addition, the foregoing discussion and the discussions in the Prospectuses applicable to each shareholder address only some of the U.S. federal income tax considerations generally affecting investments in the Funds. Prospective shareholders are urged to consult with their own tax advisers and financial planners as to the particular U.S. federal tax consequences to them of an investment in the Funds, as well as the applicability and effect of any state, local or foreign laws, and the effect of possible changes in applicable tax laws.

QUALIFICATION AS A REGULATED INVESTMENT COMPANY. Each Fund has elected to be treated, has qualified and intends to continue to qualify each year as a "regulated investment company" under Subchapter M of the IRC, as long as such qualification is in the best interests of the Fund's shareholders. Each Fund will be treated as a separate entity for U.S. federal income tax purposes. Thus, the provisions of the IRC applicable to regulated investment companies generally will apply separately to each Fund, rather than to the Trust as a whole. Furthermore, each Fund will separately determine its income, gains, losses and expenses for U.S. federal income tax purposes.

In order to qualify as a regulated investment company under the IRC, each Fund must, among other things, derive at least 90% of its annual gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income attributable to its business of investing in such stock, securities or foreign currencies (including, but not limited to, gains from options, futures or forward contracts) and net income derived from an interest in a qualified publicly-traded partnership as defined in section 851(h) of the IRC. Pursuant to regulations that may be promulgated in the future, the IRS may limit qualifying income from foreign currency gains to the amount of such currency gains which are directly related to a Fund's principal business of investing in stock or securities. Each Fund must also diversify its holdings so that, at the end of each quarter of the taxable year: (i) at least 50% of the value of its assets consists of (A) cash and cash items (including receivables), U.S. government securities and securities of other regulated investment companies, and (B) other securities, with such other securities limited, in respect to any one issuer, to an amount not greater than 5% of the value of the regulated investment company's total assets and to not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the regulated investment company's total assets is invested in (A) the securities (other than U.S. government securities and securities of other regulated investment companies) of any one issuer, (B) the securities (other than the securities of other regulated investment companies) of two or more issuers that the regulated investment company controls and that are engaged in the same, similar, or related trades or businesses, or (C) the securities of one or more qualified publicly-traded partnerships. The qualifying income and diversification requirements applicable to a Fund may limit the extent to which it can engage in transactions in options, futures contracts, forward contracts and swap agreements.

In addition, each Fund generally must distribute to its shareholders an amount equal to or exceeding the sum of (i) 90% of its "investment company taxable income," as that term is defined in the IRC (which generally includes, among other things, dividends, taxable interest, and the excess of any net short-term capital gains over net long-term capital losses, as reduced by certain deductible expenses) without regard to the deduction for dividends paid and
(ii) 90% of its net tax-exempt income earned in each taxable year. A Fund generally will not be subject to U.S. federal income tax on the investment company taxable income and net capital gain (I.E., the excess of net long-term capital gain over net short-term capital loss) it distributes to its shareholders. However, if a Fund meets such distribution requirements, but chooses to retain some portion of its investment company taxable income or net capital gain, it generally will be subject to U.S. federal income tax at regular corporate rates on the amount retained. Although dividends generally will be treated as distributed when paid, if a Fund declares a distribution to shareholders of record in October, November or December of one year and pays the distribution by January 31 of the following year, the Fund and its shareholders will be treated as if the Fund paid the distribution by December 31 of the calendar year in which it is declared. Each Fund intends to distribute its net income and gain in a timely manner to maintain its status as a regulated investment company and eliminate Fund-level U.S. federal income taxation of such income and gain. However, no assurance can be given that a Fund will not be subject to U.S. federal income taxation.

If, in any taxable year, a Fund fails to qualify as a regulated investment company under the IRC or fails to meet the distribution requirements, such Fund would be taxed in the same manner as an ordinary corporation without any deduction for distributions to shareholders, and all distributions from the Fund's earnings and profits (including any distributions of net tax-exempt income and net capital gain) to its shareholders also would be taxable as ordinary income at the shareholder level. To qualify again to be taxed as a regulated investment company in a subsequent year, the Fund may be required to pay an interest charge and penalty to the IRS as well as distribute to its shareholders its earnings and profits attributable to non-regulated investment company years. In addition, if the Fund failed to qualify as a regulated investment company for a period greater than two taxable years, the Fund may be required to recognize and pay tax on any net built-in gain (the excess of aggregate gain, including items of income, over aggregate loss that would have been realized if the Fund had been liquidated) or, alternatively, to be subject to taxation on such built-in gain recognized for a period of ten years, in order to qualify as a regulated investment company in a subsequent year.

EXCISE TAX. A 4% non-deductible excise tax will be imposed on each Fund's capital gain net income (generally the excess of capital gains over capital losses as adjusted for ordinary losses) to the extent it fails to distribute during each calendar year (1) at least 98% of its ordinary income (excluding capital gains and losses) for the calendar year, (2) at least 98% of its capital gain net income for the 12 month period ending on October 31, and (3) all of its ordinary capital gain net income from previous years that was not distributed or subject to tax during such years. Each Fund intends to distribute substantially all of its net income and gains, if any, by the end of each calendar year and, thus, expects not to be subject to the excise tax. However, no assurance can be given that a Fund will not be subject to the excise tax.

CAPITAL LOSS CARRY-FORWARDS. A Fund is permitted to carry forward a net capital loss from any year to offset its capital gains, if any, realized during the eight years following the year of the loss. A Fund's capital loss carry-forward is treated as a short-term capital loss in the year to which it is carried. If future capital gains are offset by carried-forward capital losses, such future capital gains are not subject to Fund-level U.S. federal income taxation, regardless of whether they are distributed to shareholders.

Accordingly, the Funds do not expect to distribute any such capital gains. The Funds cannot carry back or carry forward any net operating losses. As of December 31, 2007, the Funds had capital loss carry-forwards approximating the amount indicated for U.S. federal income tax purposes, expiring in the years indicated:

                          EXPIRING         EXPIRING         EXPIRING         EXPIRING         EXPIRING         EXPIRING
FUND                     12/31/20__       12/31/20__       12/31/20__       12/31/20__       12/31/20__       12/31/20__
-------------------     ------------     ------------     ------------     ------------     ------------     -----------
Bond Index Fund
S&P 500 Stock Fund

EQUALIZATION ACCOUNTING. Under the IRC, a Fund may use the so-called "equalization method" of accounting to allocate a portion of its "earnings and profits," which generally equals a Fund's undistributed net investment income and realized capital gains, with certain adjustments, to redemption proceeds. This method permits a Fund to achieve more balanced distributions for both continuing and redeeming shareholders. Although using this method generally will not affect a Fund's total returns, it may reduce the amount that the Fund would otherwise distribute to continuing shareholders by reducing the Fund's required distributions amounts by a portion of the redemption proceeds paid to redeeming shareholders. However, the IRS has not expressly sanctioned the equalization accounting method used by the Funds, and thus the use of this method may be subject to IRS scrutiny.

INVESTMENT THROUGH MASTER PORTFOLIOS. Each Fund seeks to continue to qualify as a regulated investment company by investing its assets in a Master Portfolio. Each Master Portfolio is treated as a non-publicly traded partnership (or, in the event that a Fund is the sole investor in a Master Portfolio, as disregarded from the Fund) for U.S. federal income tax purposes rather than as a regulated investment company or a corporation under the IRC. Under the rules applicable to a non-publicly traded partnership (or disregarded entity), a proportionate share of any interest, dividends, gains and losses of a Master Portfolio will be deemed to have been realized by (I.E., "passed-through" to) its investors, including the Fund, regardless of whether any amounts are actually distributed by the Master Portfolio. Each investor in a Master Portfolio will be taxable on such share, as determined in accordance with the governing instruments of the particular Master Portfolio, the IRC and Treasury Regulations. Therefore, to the extent that a Master Portfolio were to accrue but not distribute any income or gains, a Fund would be deemed to have realized its proportionate share of such income or gains without receipt of any corresponding distribution. However, each Master Portfolio will seek to minimize recognition by its investors (such as a Fund) of income and gains without a corresponding distribution. Furthermore, each Master Portfolio's assets, income and distributions will be managed in such a way that an investor in a Master Portfolio will be able to continue to qualify as a regulated investment company by investing its assets through the Master Portfolio.

TAXATION OF FUND INVESTMENTS. In general, if a Fund realizes gains or losses on the sale of portfolio securities, such gains or losses are capital gains or losses, and if the Fund has held the disposed securities for more than one year at the time of disposition such gains and losses generally are treated as long-term capital gains or losses.

If a Fund purchases a debt obligation with original issue discount ("OID"), generally at a price less than its principal amount, such as a zero-coupon bond, the Fund may be required to annually include in its taxable income a portion of the OID as ordinary income, even though the Fund will not receive cash payments for such discount until maturity or disposition of the obligation. A portion of the OID includible in income with respect to certain high-yield corporate debt securities may be treated as a dividend for U.S. federal income tax purposes. Gains recognized on the disposition of a debt obligation (including a municipal obligation) purchased by a Fund at a market discount, generally at a price less than its principal amount, generally will be treated as ordinary income to the extent of the portion of market discount which accrued, but was not previously recognized pursuant to an available election, during the term that the Fund held the debt obligation. A Fund generally will be required to make distributions to shareholders representing the OID on debt securities that is currently includible in income, even though the cash representing such income may not have been received by the Fund. Cash to pay such distributions may be obtained from borrowing or from sales proceeds of securities held by a Fund which the Fund otherwise might have continued to hold.

If an option granted by a Fund lapses or is terminated through a closing transaction, such as a repurchase by the Fund of the option from its holder, the Fund generally will realize a short-term capital gain or loss, depending on whether the premium income is greater or less than the amount paid by the Fund in the closing transaction. Some capital losses may be deferred if they result from a position that is part of a "straddle," discussed below. If securities are sold by a Fund pursuant to the exercise of a call option granted by it, the Fund will add the premium received to the sale price of the securities delivered in determining the amount of gain or loss on the sale. If securities are purchased by a Fund pursuant to the exercise of a put option written by it, the Fund will subtract the premium received from its cost basis in the securities purchased.

Some regulated futures contracts, certain foreign currency contracts, and non-equity listed options used by a Fund will be deemed "Section 1256 contracts." A Fund will be required to "mark to market" any such contracts held at the end of the taxable year by treating them as if they had been sold on the last day of that year at fair market value. Sixty percent of any net gain or loss realized on all dispositions of Section 1256 contracts, including deemed dispositions under the "mark-to-market" rule, generally will be treated as long-term capital gain or loss, and the remaining 40% will be treated as short-term capital gain or loss. Transactions that qualify as designated "hedging transactions," as defined in Section 1221(b)(2) of the IRC, are excepted from the mark-to-market rule and the "60%/40%" rule.

Foreign exchange gains and losses realized by a Fund in connection with certain transactions involving foreign currency-denominated debt securities, certain options and futures contracts relating to foreign currency, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the IRC, which generally causes such gains and losses to be treated as ordinary income and losses and may affect the amount and timing of recognition of the Fund's income. Under future Treasury Regulations, any such transactions that are not directly related to a Fund's investments in stock or securities (or its options contracts or futures contracts with respect to stock or securities) may have to be limited in order to enable the Fund to satisfy the 90% income test described above. If the net foreign exchange loss for a year exceeds a Fund's investment company taxable income (computed without regard to such loss), the resulting ordinary loss for such year will not be deductible by the Fund or its shareholders in future years.

Offsetting positions held by a Fund involving certain financial forward, futures or options contracts may be considered, for U.S. federal income tax purposes, to constitute "straddles." "Straddles" are defined to include "offsetting positions" in actively traded personal property. The tax treatment of "straddles" is governed by Section 1092 of the IRC which, in certain circumstances, overrides or modifies the provisions of Section 1256. If a Fund is treated as entering into "straddles" by engaging in certain financial forward, futures or option contracts, such straddles could be characterized as "mixed straddles" if one or more (but not all) of the futures, forward, or option contracts or other positions comprising a part of such straddles are governed by Section 1256 of the IRC, described above. A Fund may make one or more elections with respect to "mixed straddles." Depending upon which election is made, if any, the results with respect to a Fund may differ. Generally, to the extent the straddle rules apply to positions established by a Fund, losses realized by the Fund may be deferred to the extent of unrealized gain in any offsetting positions. Moreover, as a result of the straddle and the conversion transaction rules, short-term capital loss on straddle positions may be recharacterized as long-term capital loss, and long-term capital gain may be characterized as short-term capital gain or ordinary income. Further, the Fund may be required to capitalize, rather than deduct currently, any interest expense on indebtedness incurred or continued to purchase or carry any positions that are part of a straddle. Because the application of the straddle rules may affect the character of gains and losses, defer losses, and/or accelerate the recognition of gains or losses from affected straddle positions, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income of long-term capital gain, may be increased or decreased substantially as compared to a Fund that had not engaged in such transactions.

If a Fund enters into a "constructive sale" of any appreciated financial position in stock, a partnership interest, or certain debt instruments, the Fund will be treated as if it had sold and immediately repurchased the property and must recognize gain (but not loss) with respect to that position. A constructive sale occurs when a Fund enters into one of the following transactions with respect to the same or substantially identical property: (i) a short sale; (ii) an offsetting notional principal contract; (iii) a futures or forward contract; or (iv) other transactions identified in Treasury Regulations that may be promulgated in the future. The character of the gain from constructive sales will depend upon a Fund's holding period in the property. Losses from a constructive sale of property will be recognized when the property is subsequently disposed of. The character of such losses will depend upon a Fund's holding period in the property and the application of various loss deferral provisions in the IRC. Constructive sale treatment does not apply to a transaction if such transaction is closed before the end of the 30th day after the close of the Fund's taxable year, the Fund holds the appreciated financial position throughout the 60-day period beginning with the day such transaction was closed, and the Fund's risk of loss with respect to such position is not reduced at any time during such 60-day period.

The amount of long-term capital gain a Fund may recognize from derivative transactions is limited with respect to certain pass-through entities. The amount of long-term capital gain is limited to the amount of such gain a Fund would have had if the Fund directly invested in the pass-through entity during the term of the derivative contract. Any gain in excess of this amount is treated as ordinary income. An interest charge is imposed on the amount of gain that is treated as ordinary income.

"Passive foreign investment corporations" ("PFICs") are generally defined as foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties, or capital gains) or that hold at least 50% of their assets in investments producing such passive income. If a Fund acquires any equity interest (which generally includes not only stock, but may also include an option to acquire stock such as is inherent in a convertible bond under Treasury Regulations that may be promulgated in the future) in a PFIC, the Fund could be subject to U.S. federal income tax and IRS interest charges on "excess distributions" received from the PFIC or on gain from the sale of stock in the PFIC, even if all income or gain actually received by the Fund is timely distributed to its shareholders. Excess distributions will be characterized as ordinary income even though, absent the application of PFIC rules, some excess distributions would have been classified as capital gain.

A Fund will not be permitted to pass through to its shareholders any credit or deduction for taxes and interest charges incurred with respect to PFICs. Elections may be available that would ameliorate these adverse tax consequences, but such elections could require a Fund to recognize taxable income or gain without the concurrent receipt of cash. Investments in PFICs could also result in the treatment of associated capital gains as ordinary income. The Funds may limit and/or manage their holdings in PFICs to minimize their tax liability or maximize their returns from these investments. Because it is not always possible to identify a foreign corporation as a PFIC in advance of acquiring shares in the corporation, however, a Fund may incur the tax and interest charges described above in some instances.

Rules governing the U.S. federal income tax aspects of swap agreements are in a developing stage and are not entirely clear in certain respects. Accordingly, while each Fund intends to account for such transactions in a manner it deems to be appropriate, the IRS might not accept such treatment. If it did not, the status of a Fund as a regulated investment company might be jeopardized. The Funds intend to monitor developments in this area. Certain requirements that must be met under the IRC in order for each Fund to qualify as a regulated investment company may limit the extent to which a Fund will be able to engage in swap agreements.

In addition to the investments described above, prospective shareholders should be aware that other investments made by the Funds may involve sophisticated tax rules that may result in income or gain recognition by the Funds without corresponding current cash receipts. Although the Funds seek to avoid significant non-cash income, such non-cash income could be recognized by the Funds, in which case the Funds may distribute cash derived from other sources in order to meet the minimum distribution requirements described above. In this regard, the Funds could be required at times to liquidate investments prematurely in order to satisfy their minimum distribution requirements.

TAXATION OF DISTRIBUTIONS. For U.S. federal income tax purposes, a Fund's earnings and profits, described above, are determined at the end of the Fund's taxable year and are allocated pro rata to distributions made throughout the entire year. All distributions paid out of a Fund's earnings and profits (as determined at the end of the year), whether paid in cash or reinvested in the Fund, generally are deemed to be taxable distributions and must generally be reported on each Fund shareholder's U.S. federal income tax return. Distributions in excess of a Fund's earnings and profits will first be treated as a return of capital up to the amount of a shareholder's tax basis in the shareholder's Fund shares and any such amount in excess of that basis as capital gain from the sale of shares, as discussed below. A Fund may make distributions in excess of earnings and profits to a limited extent, from time to time.

In general, assuming that each Fund has sufficient earnings and profits, distributions from investment company taxable income either are taxable as ordinary income or, if so designated by a Fund and certain other conditions are met, as "qualified dividend income" taxable at a reduced U.S. federal income tax rate to individual shareholders.

Dividend income distributed to individual shareholders will qualify as "qualified dividend income" as that term is defined in Section 1(h)(11)(B) of the IRC to the extent such distributions are attributable to income from the Fund's investments in common and preferred stock of U.S. companies and stock of certain qualified foreign corporations provided that certain holding period and other requirements are met by both the Fund and the shareholders. Since the income of the Bond Index Fund is not generally from sources that pay qualified dividend income, none of the distributions to shareholders of that Fund are expected to be taxable as qualified dividend income.

A distribution that is attributable to qualified dividend income of a Fund that is paid by the Fund to an individual shareholder will not be taxable as qualified dividend income to such shareholder if (1) the dividend is received with respect to any share of the Fund held for fewer than 61 days during the 121 day-period beginning on the date which is 60 days before the date on which such share became ex-dividend with respect to such dividend, (2) to the extent that the shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, or (3) the shareholder elects to have the dividend treated as investment income for purposes of the limitation on deductibility of investment interest. The "ex-dividend" date is the date on which the owner of the share at the commencement of such date is entitled to receive the next issued dividend payment for such share even if the share is sold by the owner on that date or thereafter.

Distributions designated by a Fund as a capital gain dividend will be taxed to shareholders as long-term capital gain (to the extent such distributions do not exceed the Fund's actual net capital gain for the taxable year), regardless of how long a shareholder has held Fund shares. Each Fund will designate capital gain dividends, if any, in a written notice mailed by the Fund to its shareholders not later than 60 days after the close of the Fund's taxable year. The U.S. federal income tax status of all distributions will be reported to shareholders annually.

Some states will not tax distributions made to individual shareholders that are attributable to interest a Fund earned on direct obligations of the U.S. government if the Fund meets the state's minimum investment or reporting requirements, if any. Investments in GNMA or FNMA securities, bankers' acceptances, commercial paper and repurchase agreements collateralized by U.S. government securities generally do not qualify for tax-free treatment. This exemption may not apply to corporate shareholders.

SALES OF FUND SHARES. Redemptions generally are taxable events for shareholders that are subject to tax. Shareholders should consult their own tax advisers with reference to their individual circumstances to determine whether any particular transaction in Fund shares is properly treated as a sale for tax purposes, as the following discussion assumes, and the tax treatment of any gains or losses recognized in such transaction. In general, if Fund shares are sold, a shareholder will recognize gain or loss equal to the difference between the amount realized on the sale and the shareholder's adjusted tax basis in the shares. This gain or loss will be long-term capital gain or loss if the shareholder has held such Fund shares for more than one year at the time of the sale.

If a shareholder receives a capital gain dividend with respect to any Fund share and such Fund share is held for six months or less, then (unless otherwise disallowed) any loss on the sale or exchange of that Fund share will be treated as a long-term capital loss to the extent of the capital gain dividend. If a shareholder realizes a loss on a disposition of Fund shares, the loss will be disallowed to the extent that the shareholder purchases substantially identical shares within the 61-day period beginning 30 days before and ending 30 days after the disposition.

Under Treasury regulations, if a shareholder recognizes a loss with respect to shares of a Fund of $2 million or more for an individual shareholder, or $10 million or more for a corporate shareholder, in any single taxable year (or greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on Form 8886. Shareholders who own portfolio securities directly are in many cases excepted from this requirement but, under current guidance, shareholders of regulated investment companies are not excepted. A shareholder who fails to make the required disclosure to the IRS may be subject to substantial penalties. The fact that a loss is reportable under these regulations does not affect the legal determination of whether or not the taxpayer's treatment of the loss is proper. Shareholders should consult with their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

FOREIGN TAXES. Amounts realized by a Fund on foreign securities may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If more than 50% of the value of a Fund's total assets at the close of its taxable year were to consist of securities of non-U.S. corporations, the Fund would be eligible to file an annual election with the IRS pursuant to which the Fund could pass-through to its shareholders on a pro rata basis foreign income and similar taxes paid by the Fund, which could be claimed, subject to certain limitations, either as a tax credit or deduction by shareholders. However, neither of the Funds expects to qualify for this election.

FEDERAL INCOME TAX RATES. As of the printing of this SAI, the maximum stated individual U.S. federal income tax rate applicable to (i) ordinary income generally is 35%; (ii) qualified dividend income is 15%; (iii) capital gain dividend is 15%; and (iv) long-term capital gains is 15%.

An individual shareholder also should be aware that the benefits of the favorable tax rates applicable to capital gain dividends, long-term capital gains, and qualified dividend income may be impacted by the application of the alternative minimum tax. Under current law, the maximum 35% U.S. federal income tax rate on ordinary income and the maximum 15% U.S. federal income tax rate on capital gain dividends, long-term capital gains and qualified dividend income will cease to apply to taxable years beginning after December 31, 2010.

The maximum stated corporate U.S. federal income tax rate applicable to ordinary income, qualified dividend income, capital gain dividends and long-term capital gain is generally 35%. Actual marginal tax rates may be higher for some shareholders, for example, through reductions in deductions. Naturally, the amount of tax payable by any taxpayer will be affected by a combination of tax laws covering, for example, deductions, credits, deferrals, exemptions, sources of income and other matters. Federal income tax rates are set to increase in future years under various "sunset" provisions of laws enacted in 2001 and 2003.

BACKUP WITHHOLDING. The Trust may be required to withhold, subject to certain exemptions, at a rate of 28% ("backup withholding") on all distributions and redemption proceeds (including proceeds from exchanges and redemptions in-kind) paid or credited to a Fund shareholder, unless the shareholder generally certifies under penalties of perjury that the shareholder's social security or other "taxpayer identification number" ("TIN") provided is correct and that the shareholder is not subject to backup withholding, or the IRS notifies the Fund that the shareholder's TIN is incorrect or that the shareholder is subject to backup withholding. This tax is not an additional U.S. federal income tax imposed on the shareholder, and the shareholder may claim the tax withheld as a tax payment on his or her U.S. federal income tax return, provided that the required information is furnished to the IRS. An investor must provide a valid TIN upon opening or reopening an account. If a shareholder fails to furnish a valid TIN upon request, the shareholder can also be subject to IRS penalties. The rate of backup withholding is set to increase in future years under "sunset" provisions of a law enacted in 2001.

TAX-DEFERRED PLANS. The shares of the Funds may be available for a variety of tax-deferred retirement and other tax-advantaged plans and accounts, including IRAs, Simplified Employee Pension Plans ("SEP-IRAs"), Savings Incentive Match Plans for Employees ("SIMPLE Plans"), Roth IRAs, and Coverdell Education Savings Accounts. Prospective investors should contact their tax advisers and financial planners regarding the tax consequences to them of holding Fund shares through a tax-advantaged plan or account.

CORPORATE SHAREHOLDERS. Subject to limitations and other rules, a corporate shareholder of the S&P 500 Stock Fund may be eligible for the dividends-received deduction on Fund distributions to the extent that such distributions are attributable to dividends from domestic corporations, which, if received directly by the corporate shareholder, would qualify for such deduction. In general, a distribution by a Fund attributable to dividends of a domestic corporation will only be eligible for the deduction if: (i) the corporate shareholder holds the Fund shares upon which the distribution is made for at least 46 days during the 91-day period beginning 45 days prior to the date upon which the shareholder becomes entitled to the distribution; and (ii) the Fund holds the shares of the domestic corporation producing the dividend income in an unleveraged position for at least 46 days during the 91-day period beginning 45 days prior to the date upon which the Fund becomes entitled to such dividend income. A longer holding period applies to investments in preferred stock.

FOREIGN SHAREHOLDERS. Currently only with respect to taxable years of a Fund beginning before January 1, 2008, certain distributions, if designated by a Fund as "interest-related dividends," generally attributable to the Fund's net interest income earned on certain debt obligations paid to a non-resident alien individual, foreign trust (I.E., a trust other than a trust which a U.S. court is able to exercise primary supervision over administration of that trust and one or more U.S. persons have authority to control substantial decisions of that trust), foreign estate (I.E., the income of which is not subject to U.S. tax regardless of source) or a foreign corporation (each, a "foreign shareholder") generally will be exempt from U.S. federal income tax withholding tax, provided the Fund obtains a properly completed and signed certificate of foreign status from such foreign shareholder ("exempt foreign shareholder"). If applicable, each Fund may choose to designate any interest-related dividends in a written notice mailed by the Fund to its shareholders not later than 60 days after the close of the Fund's taxable year. All other distributions made to exempt foreign shareholders attributable to net investment income, such as dividends received by a Fund, generally will be subject to non-refundable U.S. federal income tax withholding at a 30% rate (or a lower rate if so provided under an applicable income tax treaty). Notwithstanding the foregoing, if a distribution described above is "effectively connected" with a U.S. trade or business (or, if an income tax treaty applies, is attributable to a permanent establishment) of the recipient foreign shareholder, U.S. federal income tax withholding and exemptions attributable to foreign persons will not apply and the distribution will be subject to the tax, reporting and withholding requirements generally applicable to U.S. persons.

In general, a foreign shareholder's capital gains realized on the disposition of Fund shares, capital gain distributions and, currently only with respect to taxable years of a Fund beginning before January 1, 2008, "short-term capital gain distributions" (defined below) are not subject to U.S. federal income tax withholding, provided that the Fund obtains a properly completed and signed certificate of foreign status, unless: (i) such gains or distributions are effectively connected with a U.S. trade or business (or, if an income tax treaty applies, are attributable to a permanent establishment) of the foreign shareholder; (ii) in the case of an individual foreign shareholder, the shareholder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale and certain other conditions are met; or (iii) currently only with respect to taxable years of a Fund beginning before January 1, 2008, such gains or distributions are attributable to gain from the sale or exchange of a U.S. real property interest. If such gains or distributions are effectively connected with a U.S. trade or business or are attributable to a U.S.

permanent establishment of the foreign shareholder pursuant to an income tax treaty, the tax, reporting and withholding requirements applicable to U.S. persons generally apply. If such gains or distributions are not effectively connected for this purpose, but the foreign shareholder meets the requirements of clause (ii) described above, such gains and distributions will be subject to U.S. federal income tax withholding tax at a 30% rate (or a lower rate if so provided under an applicable income tax treaty). Gains or distributions attributable to gain from sales or exchanges of U.S. real property interests are taxed to a foreign shareholder as if that gain were effectively connected with the shareholder's conduct of a U.S. trade or business, and therefore such gains or distributions may be required to be reported by a foreign shareholder on a U.S. federal income tax return. Such gains or distributions also will be subject to U.S. income tax at the rates applicable to U.S. holders and/or may be subject to U.S. federal income tax withholding. While the Funds do not expect Fund shares to constitute U.S. real property interests, a portion of a Fund's distributions may be attributable to gain from the sale or exchange of U.S. real property interests. Foreign shareholders should contact their tax advisers and financial planners regarding the tax consequences to them of such distributions. "Short-term capital gain distributions" are certain distributions that a Fund may choose to designate as such in a written notice mailed by the Fund to its shareholders not later than 60 days after the close of the Fund's taxable year generally attributable to its net short-term capital gain.

If a foreign shareholder is a resident of a foreign country but is not a citizen or resident of the U.S. at the time of the shareholder's death, Fund shares will be deemed to be property situated in the U.S. and will be subject to federal estate taxes (at current graduated rates of 18% to 45% of the total value, less allowable deductions and credits). Currently only with respect to estates of decedents dying after December 31, 2004, and before January 1, 2008, if a foreign shareholder was a resident of a foreign country but was not a citizen or resident of the United States at the time of the shareholder's death, Fund shares were not deemed to be property situated in the United States in the proportion that, at the end of the quarter of the Fund's taxable year immediately preceding the shareholder's date of death, the assets of the Fund that were "qualifying assets" (I.E., bank deposits, debt obligations or property not within the United States) with respect to the decedent bore to the total assets of the Fund. In general, no federal gift tax will be imposed on gifts of Fund shares made by foreign shareholders.

The availability of reduced U.S. taxes pursuant to the 1972 Convention or the applicable estate tax convention depends upon compliance with established procedures for claiming the benefits thereof, and may, under certain circumstances, depend upon the foreign shareholder making a satisfactory demonstration to U.S. tax authorities that the shareholder qualifies as a foreign person under federal income tax laws and the 1972 Convention.

Special rules apply to foreign partnerships and those holding Fund shares through foreign partnerships.

Capital Stock
As of the date of this SAI, the beneficial interests in the Trust are divided into transferable shares of eleven separate and distinct series authorized and established by the Board of Trustees. The number of shares of each series, and class thereof, is unlimited and each share has no par value. The Board of Trustees may, in the future, authorize the issuance of other series representing shares of additional investment portfolios or funds.

Although the Trust is not required to hold regular annual shareholder meetings, occasional annual or special meetings may be required for purposes such as electing and removing Trustees, approving advisory contracts, and changing a Fund's investment objective or fundamental investment policies.

VOTING. All shares of the Trust will be voted separately by individual series, except: (i) when required by the 1940 Act, shares will be voted in the aggregate and not by individual series; and (ii) when the Trustees have determined that the matter affects the interests of more than one series, then the shareholders of all such affected series will be entitled to vote thereon in the aggregate and not by individual series. The Trustees also may determine that a matter affects only the interests of one or more classes of a series, in which case any such matter will be voted on separately by such class or classes. For example, a change in a Fund's fundamental investment policy would be voted upon only by shareholders of that Fund. Additionally, approval of a Master Portfolio's Advisory Contract is a matter to be determined separately by each Master Portfolio. Approval by the shareholders of a Fund is effective as to that Fund whether or not sufficient votes are received from the shareholders of the other investment portfolios to approve the proposal as to those investment portfolios. As used in the Prospectus of each Fund and in this SAI, the term "1940 Act majority," when referring to approvals to be obtained from shareholders of a Fund, means the vote of the lesser of (i) 67% of the shares of the Fund represented at a meeting if the holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the Fund. The term "majority," when referring to the approvals to be obtained from shareholders of the Trust as a whole, means the vote of the lesser of (i) 67% of the Trust's shares represented at a meeting if the holders of more than 50% of the Trust's outstanding shares are present in person or by proxy, or (ii) more than 50% of the Trust's outstanding shares.

Each share will entitle the holder thereof to one vote for each dollar (and each fractional dollar thereof) of NAV (number of shares owned times NAV per share) of shares outstanding in such holder's name on the books of the Trust. There shall be no cumulative voting in the election of Trustees. Depending on the terms of a particular benefit plan and the matter being submitted to a vote, a sponsor may request direction from individual participants regarding a shareholder vote. For additional voting information and a discussion of the possible effects of changes to a Master Portfolio's objective or policies on a Fund, as an interestholder in the Master Portfolio, or the Fund's shareholders, see "Master/Feeder Structure" above.

The Trust may dispense with an annual meeting of shareholders in any year in which it is not required to elect Trustees under the 1940 Act. However, the Trust will hold a special meeting of its shareholders for the purpose of voting on the question of removal of a Trustee or Trustees if requested in writing by the holders of at least 10% of the Trust's outstanding voting securities, and to assist in communicating with other shareholders as required by Section 16(c) of the 1940 Act.

DIVIDENDS AND DISTRIBUTIONS. Each share of a Fund represents an equal proportional interest in the Fund with each other share and is entitled to such dividends and distributions out of the income earned on the assets belonging to the Fund as are declared in the discretion of the Trustees. In the event of the liquidation or dissolution of the Trust, shareholders of a Fund are entitled to receive the assets attributable to the Fund that are available for distribution, and a distribution of any general assets not attributable to a particular investment portfolio that are available for distribution in such manner and on such basis as the Trustees in their sole discretion may determine. Shareholders are not entitled to any preemptive rights. All shares, when issued, will be fully paid and non-assessable by the Trust.

MASTER PORTFOLIOS. MIP is an open-end, series management investment company organized as a Delaware statutory trust on October 20, 1993. MIP's Declaration of Trust provides that obligations of MIP are not binding upon its Trustees individually but only upon the property of MIP and that the Trustees will not be liable for any action or failure to act, but nothing in the Declaration of Trust protects a Trustee against any liability to which the Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of the Trustee's office.

The interests in each Master Portfolio of MIP have voting and other rights generally corresponding to those rights enumerated above for shares of the Funds. MIP also intends to dispense with annual meetings, but is required by
Section 16(c) of the 1940 Act to hold a special meeting and assist investor communications under the circumstances described above with respect to the Trust. Whenever a Fund is requested to vote on a matter with respect to its Master Portfolio, the Fund will follow its voting procedures, as described in "Voting" above.

Additional Information on the Funds
The Trust provides annual and semi-annual reports to all shareholders. The annual reports contain audited financial statements and other information about the Funds, including additional information on performance. Shareholders may obtain a copy of the Trust's most recent annual or semi-annual reports without charge by calling 1-877-BGI-1544 (1-877-244-1544) (toll-free) or e-mailing the Funds at BGIFunds@barclaysglobal.com.

The registration statement, including the Prospectus, this SAI and the exhibits filed therewith, may be examined at the office of the SEC in Washington, D.C. Statements contained in the Prospectus or this SAI as to the contents of any contract or other document referred to herein or in the Prospectus are not necessarily complete and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the registration statement, each such statement being qualified in all respects by such reference.

No person has been authorized to give any information or to make any representations other than those contained in the Prospectus, this SAI and in the Trust's official sales literature in connection with the offer of the Funds' shares and, if given or made, such other information or representations must not be relied upon as having been authorized by the Trust. This SAI does not constitute an offer in any state in which, or to any person to whom, such offering may not lawfully be made.

Financial Statements
The audited financial statements, including the schedule of investments, financial highlights and independent registered public accounting firm's reports for the fiscal year ended December 31, 2007 for each Fund and related Master Portfolio are hereby incorporated by reference to the Trust's annual report, as filed with the SEC on [___], 2008. The audited financial statements are attached to all SAIs delivered to shareholders or prospective shareholders.

Appendix A

                     DESCRIPTION OF CORPORATE BOND RATINGS
The ratings indicated herein are believed to be the most recent ratings available at the date of this SAI for the securities listed. Ratings are generally given to securities at the time of issuance. While the rating agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings indicated do not necessarily represent ratings which would be given to these securities on a particular date.

Bonds which are unrated expose the investor to risks with respect to capacity to pay interest or repay principal which are similar to the risks of lower-rated speculative bonds. Evaluation of these securities is dependent on the investment adviser's judgment, analysis and experience in the evaluation of such bonds.

Investors should note that the assignment of a rating to a bond by a rating service may not reflect the effect of recent developments on the issuer's ability to make interest and principal payments.

MOODY'S INVESTORS SERVICE, INC.

AAA: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

AA: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risk appear somewhat larger than the Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

BAA: Bonds which are rated Baa are considered as medium-grade obligations (i. e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

BA: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during other good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

CAA: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

CA: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C: Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing

ABSENCE OF RATING: Where no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.

Should no rating be assigned, the reason may be one of the following:

1. An application for rating was not received or accepted.

2. The issue or issuer belongs to a group of securities or companies that are not rated as a matter of policy.

3. There is a lack of essential data pertaining to the issue or issuer.

4. The issue was privately placed, in which case the rating is not published in Moody's publications.

Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

NOTE: Moody's applies numerical modifiers, 1, 2, and 3 in each generic rating classification from Aa through B. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

SHORT-TERM DEBT

Moody's short- term debt ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of one year.

Issuers rated Prime-1 or P-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 or P-1 repayment ability will often be evidenced by many of the following characteristics:

      o  Leading market positions in well established industries.

      o  High rates of return on funds employeds.
     Conservative capitalization structure with moderate reliance on debt and ample asset protection.
     Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

      o Well established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated Prime-2 or P-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

STANDARD & POOR'S RATINGS GROUP

AAA: An obligation rated AAA has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA: An obligation rated AA differs from the highest rated obligations only to a small degree. The obligor's capacity to meet its financial commitment is very strong.

A: An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB: An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Obligations rated BB, B, CCC, CC, and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B: An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC: An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC: An obligation rated CC is currently highly vulnerable to nonpayment.

C: The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken but payments on this obligation are being continued. C is also used for a preferred stock that is in arrears (as well as for junior debt of issuers rated CCC and CC).

D: The D rating, unlike other ratings, is not prospective; rather, it is used only where a default has actually occurred-and not where a default is only expected. Plus (+) or Minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

NR: NR indicates no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

COMMERCIAL PAPER

A: S&P's commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.

A-1: This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) sign designation.

A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1".

A-3: Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

FITCH RATINGS

INVESTMENT GRADE BOND RATINGS

AAA: Highest credit quality. "AAA" ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA: Very high credit quality. " AA" ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A: High credit quality. "A" ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB: Good credit quality. "BBB" ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

HIGH YIELD BOND RATINGS

BB: Speculative. "BB" ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B: Highly speculative. "B" ratings indicate that significant credit risk is present, but a limited margin of safety remains Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, AND C: High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A "CC" rating indicates that default of some kind appears probable. "C" ratings signal imminent default.

DDD, DD, AND D: Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. "DDD" obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. "DD" indicates potential recoveries in the range of 50%-90% and "D" the lowest recovery potential, i.e., below 50%.

Entities rated in this category have defaulted on some or all of their obligations. Entities rated "DDD" have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated "DD" and "D" are generally undergoing a formal reorganization or liquidation process; those rated "DD" are likely to satisfy a higher portion of their outstanding obligations, while entities rated "D" have a poor prospect of repaying all obligations.

INVESTMENT GRADE SHORT-TERM RATINGS

Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

F-1: Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F-2: Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F-3: Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B: Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C: High default risk. Default is a real possibility Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D: Default. Denotes actual or imminent payment default.

NOTES TO LONG-TERM AND SHORT-TERM RATINGS

"+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the "AAA" Long-term rating category, to categories below "CCC", or to Short-term ratings other than "F-l".

"NR" indicates that Fitch does not rate the issuer or issue in question.

"Withdrawn": A rating is withdrawn when Fitch deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

Investors should note that the assignment of a rating to a bond by a rating service may not reflect the effect of recent developments on the issuer's ability to make interest and principal payments.

BGI-F-___-_____

                        BARCLAYS GLOBAL INVESTORS FUNDS
                         FILE NOs. 33-54126; 811-07332

                                    PART C

                               OTHER INFORMATION

                                                               Amendment No. 65

Item 23.Exhibits

Exhibit  Description
-------  ----------------------------------------------------------------------

   (a) Amended and Restated Agreement and Declaration of Trust, dated November 17, 2006, is incorporated herein by reference to Barclays Global Investors Funds' ("Registrant") Post-Effective Amendment No. 59, filed April 30, 2007 ("PEA No. 59").

  (a)(1) Amendment No. 1 to the Amended and Restated Agreement and Declaration of Trust, dated December 11, 2007, is incorporated herein by reference to the Registrant's Post-Effective Amendment No. 62, filed December 27, 2007 ("PEA No. 62").

   (b) Amended and Restated By-Laws, dated November 17, 2006, are incorporated herein by reference to PEA No. 59.

   (c)   Not applicable.

   (d)   Not applicable.

  (e)(1) Distribution Agreement between Registrant and SEI Investments Distribution Co. ("SEI") on behalf of the Funds, dated March 31, 2003, is incorporated herein by reference to the Registrant's Post-Effective Amendment No. 42, filed May 1, 2003.

  (e)(2) Amended Schedule I, dated December 11, 2007, to the Distribution Agreement between Registrant and SEI is incorporated herein by reference to PEA No. 62.

   (f)   Not applicable.

  (g)(1) Custody Agreement between Registrant and Investors Bank & Trust Company ("IBT")/1/ on behalf of the Funds, dated October 21, 1996, is incorporated herein by reference to the Registrant's Post-Effective Amendment No. 22, filed July 30, 1999 ("PEA No. 22").

  (g)(2) Amendment to Custody Agreement, effective September 1, 2004, between Registrant and IBT/1/ is incorporated herein by reference to the Registrant's Post-Effective Amendment No. 57, filed March 2, 2006 ("PEA No. 57").

  (g)(3) Amendment to Custody Agreement, effective January 1, 2006, between Registrant and IBT/1/ is incorporated herein by reference to PEA No. 59.

  (h)(1) Transfer Agency and Service Agreement between Registrant and IBT/1/ on behalf of the Funds, dated February 27, 1998, is incorporated herein by reference to PEA No. 22.

  (h)(2) Amendment to Transfer Agency and Service Agreement, effective June 1, 2001, between Registrant and IBT/1/ is incorporated herein by reference to PEA No. 57.

  (h)(3) Amendment to Transfer Agency and Service Agreement, effective September 1, 2004, between Registrant and IBT/1/ is incorporated herein by reference to PEA No. 57.

  (h)(4) Amendment to Transfer Agency and Service Agreement, dated July 8, 2005, between Registrant and IBT/1/ is incorporated herein by reference to PEA No. 57.

  (h)(5) Amendment to Transfer Agency and Service Agreement, effective January 1, 2006, between Registrant and IBT/1/ is incorporated herein by reference to PEA No. 59.

  (h)(6) Amended and Restated Shareholder Servicing Plan, with respect to only the Funds and their relevant classes as listed in Schedule 1 thereto, dated December 11, 2007, is incorporated herein by reference to PEA No. 62.

  (h)(7) Amended and Restated Shareholder Servicing and Processing Plan, with respect to only the Trust Class Shares of the Funds listed in
         Schedule 1 thereto, is incorporated herein by reference to PEA No. 58.

(h)(8)(A) Amended and Restated Administration Agreement between Registrant and Barclays Global Investors, N.A. ("BGI"), dated May 1, 2006, is incorporated herein by reference to PEA No. 58.

(h)(8)(B) Amended Appendix A, dated December 11, 2007, to the Amended and Restated Administration Agreement between the Registrant is incorporated herein by reference to PEA No. 62.

 (h)(9) Master Administration Fee Waiver Agreement between Registrant and BGI, dated September 1, 2006, is incorporated herein by reference to PEA No. 59.

 (h)(10) Sub-Administration Agreement among Registrant, BGI, and IBT/1/ on behalf of the Funds, dated October 21, 1996, is incorporated herein by reference to Registrant's Post-Effective Amendment No. 14, filed June 30, 1997.

 (h)(11) Amendment to Sub-Administration Agreement, effective December 31, 2002, among Registrant, BGI and IBT/1/ is incorporated herein by reference to PEA No. 57.

 (h)(12) Amendment to Sub-Administration Agreement, effective September 1, 2004, among Registrant, BGI and IBT is incorporated herein by reference to PEA No 58.

 (h)(13) Amendment to Sub-Administration Agreement, effective January 1, 2006, among Registrant, BGI and IBT is incorporated herein by reference to PEA No. 59.

 (h)(14) Amendment to Sub-Administration Agreement, effective January 1, 2007, among Registrant, BGI and IBT is incorporated herein by reference to PEA No. 59.

 (h)(15) Revised Master Fee Schedule, dated January 1, 2006, to each of the Sub-Administration, Custody and Transfer Agency and Service Agreements between Registrant and IBT is incorporated herein by reference to PEA No. 59.

 (h)(16) Service Agreement between Registrant and Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") on behalf of the Funds, dated December 31, 1997, is incorporated herein by reference to the Registrant's Post-Effective Amendment No. 15, filed June 30, 1998 ("PEA No. 15").

 (h)(17) Financial Services Agreement between Registrant and Merrill Lynch on behalf of the Funds, dated December 31, 1997, is incorporated herein by reference to PEA No. 15.

 (h)(18) License Agreement, dated January 1, 2003, between Standard & Poor's and BGI is incorporated herein by reference to PEA No. 57.

 (h)(19) Securities Lending Agency Agreement, dated April 2, 2007, between Registrant and BGI is incorporated herein by reference to PEA No. 59.

 (h)(20) Independent Expense Waiver Agreement among Registrant, Master Investment Portfolio ("MIP"), BGI and Barclays Global Fund Advisors ("BGFA"), dated April 12, 2007, is incorporated herein by reference to PEA No. 59.

 (h)(21) Form of Bank Agency Agreement between Registrant and SEI is incorporated herein by reference to PEA No. 59.

 (h)(22) Form of Sub-Distribution Agreement between Registrant and SEI is incorporated herein by reference to PEA No. 59.

   (i) Consent of Counsel (Wilmer Cutler Pickering Hale and Dorr LLP) filed herein.

   (j) Consent of Independent Registered Public Accounting Firm (PricewaterhouseCoopers LLP) to be filed by amendment.

   (k)    Not applicable.

   (l)    Not applicable.

   (m) Distribution Plan, dated March 2, 2005, is incorporated herein by reference to PEA No. 57.

   (n) Amended and Restated Rule 18f-3 Multi-Class Plan, dated December 11, 2007, is incorporated herein by reference to PEA No. 62.

(p)(1) Joint Code of Ethics of Registrant and MIP, dated June 1, 2005, is incorporated herein by reference to PEA No. 57.

(p)(2) Code of Ethics of BGFA, dated June 1, 2005, is incorporated herein by reference to PEA No. 57.

(p)(3) Code of Ethics of SEI, dated January 2004, is incorporated herein by reference to the Registrant's Post-Effective Amendment No. 56, filed April 29, 2005.

 (q) Powers of Attorney for A. John Gambs, Wendy Paskin-Jordan, Mary G. F. Bitterman, Lee T. Kranefuss, H. Michael Williams, Hayne E. Leland, Jeffrey M. Lyons and Leo Soong are incorporated herein by reference to PEA No. 62.

Item 24.Persons Controlled by or Under Common Control with Registrant

The chart below identifies persons who, as of December 7, 2007, are controlled by or who are under common control with a Fund (or Fund class). For purposes of the 1940 Act, any person who owns directly or through one or more controlled companies more than 25% of the voting securities of a company is presumed to "control" such company. Each of the companies listed below is organized under the laws of the State of Delaware.

                                                                  Percentage of
                            Person Controlled by or under Common     Voting
 Fund or Fund Class         Control with the Registrant            Securities
 ------------------         ------------------------------------  -------------
 Bond Index Fund            Bond Index Master Portfolio
                            45 Fremont Street
                            San Francisco, CA 94105                    100%

 LifePath(R) Retirement     LifePath Retirement Master Portfolio
 Portfolio                  45 Fremont Street
                            San Francisco, CA 94105                     48%

 LifePath 2010 Portfolio(R) LifePath 2010 Master Portfolio
                            45 Fremont Street
                            San Francisco, CA 94105                     52%

 LifePath 2020 Portfolio(R) LifePath 2020 Master Portfolio
                            45 Fremont Street
                            San Francisco, CA 94105                     53%

 LifePath 2030 Portfolio(R) LifePath 2030 Master Portfolio
                            45 Fremont Street
                            San Francisco, CA 94105                     52%

 LifePath 2040 Portfolio(R) LifePath 2040 Master Portfolio
                            45 Fremont Street
                            San Francisco, CA 94105                     50%

 Government Money Market    Government Money Market Master
 Fund                       Portfolio
                            45 Fremont Street
                            San Francisco, CA 94105                    100%

 Treasury Money Market      Treasury Money Market Master
 Fund                       Portfolio
                            45 Fremont Street
                            San Francisco, CA 94105                    100%

 Prime Money Market Fund    Prime Money Market Master Portfolio
                            45 Fremont Street
                            San Francisco, CA 94105                     94%

Item 25.Indemnification.

   Section 10.02 of the Registrant's Amended and Restated Agreement and Declaration of Trust provides:

      (a) Subject to the exceptions and limitations contained in paragraph
   (b) below: (i) every Person who is, or has been, a Trustee or officer of the Trust (hereinafter referred to as a "Covered Person") shall be indemnified by the Trust to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit, or proceeding in which he or she becomes involved as a party or otherwise by virtue of his being or having been a Trustee or officer and against amounts paid or incurred by him or her in the settlement thereof; and (ii) the words "claim," "action," "suit," or "proceeding" shall apply to all claims, actions, suits, or proceedings (civil, criminal, or other, including appeals), actual or threatened, while in office or thereafter, and the words "liability" and "expenses" shall include, without limitation, attorney's fees, costs, judgments, amounts paid in settlement, fines, penalties, and other liabilities.

      (b) No indemnification shall be provided hereunder to a Covered Person:
   (i) who shall have been adjudicated by a court or body before which the proceeding was brought (A) to be liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office or (B) not to have acted in good faith in the reasonable belief that his action was in the best interest of the Trust; or (ii) in the event of a settlement, unless there has been a determination that such Trustee or officer did not engage in willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office: (A) by the court or other body approving the settlement; (B) by at least a majority of those Trustees who neither are Interested Persons of the Trust nor are parties to the matter based upon a review of readily-available facts (as opposed to a full trial-type inquiry); or (C) by written opinion of independent legal counsel based upon a review of readily-available facts (as opposed to a full trial-type inquiry); provided, however, that any Shareholder, by appropriate legal proceedings, may challenge any such determination by the Trustees or by independent counsel.

      (c) The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not be exclusive of or affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be a Covered Person and shall inure to the benefit of the heirs, executors, and administrators of such a person. Nothing contained herein shall affect any rights to indemnification to which Trust personnel, other than Covered Persons, and other persons may be entitled by contract or otherwise under law.

      (d) To the maximum extent permitted by applicable law, expenses in connection with the preparation and presentation of a defense to any claim, action, suit, or proceeding of the character described in paragraph (a) of this Section 10.02 may be paid by the Trust or Series from time to time prior to final disposition thereof upon receipt of any undertaking by or on behalf of such Covered Person that such amount will be paid over by him to the Trust or Series if it ultimately is determined that he or she is not entitled to indemnification under this Section 10.02; provided, however, that either (a) such Covered Person shall have provided appropriate security for such undertaking; (b) the Trust is insured against losses arising out of any such advance payments; or (c) either a majority of the Trustees who are neither Interested Persons of the Trust nor parties to the matter, or independent legal counsel in a written opinion, shall have determined, based upon a review of readily-available facts (as opposed to a trial-type inquiry or full investigation), that there is a reason to believe that such Covered Person will be found entitled to indemnification under this Section 10.02.

Item 26.Business and Other Connections of Investment Adviser.

   The Funds currently do not retain an investment adviser. The MIP Master Portfolio in which a given Fund invests is advised by BGFA, a wholly-owned subsidiary of BGI, located at 45 Fremont Street, San Francisco, California 94105. BGFA's business is that of a registered investment adviser to certain open-end, management investment companies and various other institutional investors.

   The directors and officers of BGFA consist primarily of persons who during the past two years have been active in the investment management business. Each of the directors and executive officers of BGFA will also have substantial responsibilities as directors and/or officers of BGI. Information as to the executive officers and directors of BGFA is included in its Form ADV initially filed with the SEC (File No. 801-22609) on November 15, 1984, and updated thereafter, and is incorporated herein by reference.

Item 27.Principal Underwriters.

(a)Furnish the name of each investment company (other than the Registrant) for which each principal underwriter currently distributing the securities of the Registrant also acts as a principal underwriter, distributor or investment adviser.

   Registrant's distributor, SEI (the "Distributor"), acts as distributor for:

SEI Daily Income Trust
SEI Liquid Asset Trust                   iShares, Inc.
SEI Tax Exempt Trust                     CNI Charter Funds
SEI Index Funds                          Oak Associates Funds
SEI Institutional Managed Trust          iShares Trust
SEI Institutional International Trust    Optique Funds, Inc.
The Advisors' Inner Circle Fund          Causeway Capital Management Trust
The Advisors' Inner Circle Fund II       The Arbitrage Funds
Bishop Street Funds                      The Turner Funds
SEI Asset Allocation Trust               ProShares Trust
SEI Institutional Investments Trust      Community Reinvestment Act Qualified
                                           Investment Fund
SEI Opportunity Fund, L.P.               SEI Alpha Strategy Portfolios, LP
Accessor Funds                           SEI Structured Credit Fund, LP
TD Asset Management USA Funds

   The Distributor provides numerous financial services to investment managers, pension plan sponsors, and bank trust departments. These services include portfolio evaluation, performance measurement and consulting services and automated execution, clearing and settlement of securities transactions.

(b)Furnish the information required by the following table with respect to each director, officer or partner of each principal underwriter named in the answer to Item 20 of Part B. Unless otherwise noted, the business address of each director or officer is One Freedom Valley Drive, Oaks, Pennsylvania 19456.

                                                          Positions and Offices
Name               Positions and Offices with Underwriter    with Registrant
----               -------------------------------------- ---------------------
William M. Doran   Director                                        --
Edward D. Loughlin Director                                        --
Wayne M. Withrow   Director                                        --
Kevin Barr         President & Chief Executive Officer             --
Maxine Chou        Chief Financial Officer & Treasurer             --
Thomas Rodman      Chief Operations Officer                        --
John Munch         General Counsel & Secretary                     --
Karen LaTourette   Chief Compliance Officer, Anti-Money
                   Laundering Officer & Assistant
                   Secretary                                       --
Mark J. Held       Senior Vice President                           --
Lori L. White      Vice President & Assistant Secretary            --
Robert Silvestri   Vice President                                  --
John Coary         Vice President & Assistant Secretary            --
Michael Farrell    Vice President                                  --
Mark McManus       Vice President
John Cronin        Vice President

(c)Not applicable.

Item 28.Location of Accounts and Records.

   (a) The Registrant maintains accounts, books and other documents required by
Section 31(a) of the 1940 Act and the rules thereunder (collectively, "Records") at the offices of State Street Bank and Trust Company ("State Street"), 200 Clarendon Street, Boston, Massachusetts 02116.

   (b) BGFA and BGI maintain all Records relating to their services as adviser to the MIP Master Portfolios and administrator, respectively, at 45 Fremont Street, San Francisco, California 94105.

   (c) SEI maintains all Records relating to its services as distributor at One Freedom Valley Drive, Oaks, Pennsylvania 19456.

   (d) State Street maintains all Records relating to its services as sub-administrator, transfer agent and custodian at 200 Clarendon Street, Boston, Massachusetts 02116.

Item 29.Management Services.

   Other than as set forth under the caption "Management" in the Statements of Additional Information constituting Part B of this Registration Statement, the Registrant is not a party to any management-related service contract.

Item 30.Undertakings.

   Not applicable.

/1/ On July 2, 2007, State Street Corporation acquired Investors Financial Services Corporation, the parent company of IBT which provides sub-administrative, custodial and transfer agency services for the Funds.

                                  SIGNATURES

   Pursuant to the requirements of the Securities Act of 1933, as amended ("Securities Act"), and the Investment Company Act of 1940, as amended, this Post-Effective Amendment No. 65 to the Registration Statement on Form N-1A of Barclays Global Investors Funds (the "Registrant"), pursuant to Rule 485(a) under the Securities Act, has been signed on behalf of the Registrant by the undersigned, thereto duly authorized, in the City of San Francisco, State of California on the 29/th/ day of February, 2008.

                                              BARCLAYS GLOBAL INVESTORS FUNDS

                                              By  /s/ Geoffrey D. Flynn
                                                  ------------------------------
                                                  Geoffrey D. Flynn
                                                  Treasurer
                                                  (Chief Financial Officer)

   Pursuant to the requirements of the Securities Act, this Post-Effective Amendment No. 65 to the Registration Statement on Form N-1A of the Registrant has been signed below by the following persons in the capacities and on the dates indicated:

Signature                       Title                      Date
---------                       -------------------------  -------------------

   *                            Trustee and President      February 29, 2008
-------------------------       (Chief Executive Officer)
H. Michael Williams

   *                            Trustee                    February 29, 2008
-------------------------
Mary G.F. Bitterman

   *                            Trustee                    February 29, 2008
-------------------------
A. John Gambs

   *                            Trustee                    February 29, 2008
-------------------------
Hayne E. Leland

   *                            Trustee                    February 29, 2008
-------------------------
Jeffrey M. Lyons

   *                            Trustee                    February 29, 2008
-------------------------
Lee T. Kranefuss

   *                            Trustee                    February 29, 2008
-------------------------
Wendy Paskin-Jordan

   *                            Trustee                    February 29, 2008
-------------------------
Leo Soong

/s/ Geoffrey D. Flynn           Treasurer                  February 29, 2008
-------------------------       (Chief Financial Officer)
Geoffrey D. Flynn


By: /s/ Geoffrey D. Flynn
    --------------------------
    Geoffrey D. Flynn *

* As Attorney-in-Fact pursuant to the powers of attorney as filed December 27, 2007.

                                  SIGNATURES

   This Registration Statement on Form N-1A of Barclays Global Investors Funds (the "Registrant") contains certain disclosures regarding series of the Master Investment Portfolio (the "Trust"). The Trust has, subject to the next sentence, duly caused this Registration Statement on Form N-1A of the Registrant to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of San Francisco and the State of California on February 29, 2008. The Trust is executing this Registration Statement only in respect of the disclosures contained herein specifically describing the Trust and hereby disclaims any responsibility or liability as to any other disclosures in this Registration Statement.

                                              MASTER INVESTMENT PORTFOLIO

                                              By  /s/ Geoffrey D. Flynn
                                                  ------------------------------
                                                  Geoffrey D. Flynn
                                                  Treasurer
                                                  (Chief Financial Officer)

   This Registration Statement on Form N-1A of the Registrant has been signed below by the following persons, solely in the capacities indicated and subject to the next sentence on February 29, 2008. Each of the following persons is signing this Registration Statement only in respect of the disclosures contained herein specifically describing the Trust and hereby disclaims any responsibility or liability as to any other disclosures in this Registration Statement.

Signature                       Title                      Date
---------                       -------------------------  -------------------

   *                            Trustee and President       February 29, 2008
-------------------------       (Chief Executive Officer)
H. Michael Williams

   *                            Trustee                     February 29, 2008
-------------------------
Mary G.F. Bitterman

   *                            Trustee                     February 29, 2008
-------------------------
A. John Gambs

   *                            Trustee                     February 29, 2008
-------------------------
Hayne E. Leland

   *                            Trustee                     February 29, 2008
-------------------------
Jeffrey M. Lyons

   *                            Trustee                     February 29, 2008
-------------------------
Lee T. Kranefuss

   *                            Trustee                     February 29, 2008
-------------------------
Wendy Paskin-Jordan

   *                            Trustee                     February 29, 2008
-------------------------
Leo Soong

/s/ Geoffrey D. Flynn           Treasurer                   February 29, 2008
-------------------------       (Chief Financial Officer)
Geoffrey D. Flynn


By: /s/ Geoffrey D. Flynn
    --------------------------
    Geoffrey D. Flynn *

* As Attorney-in-Fact pursuant to the powers of attorney as filed December 27, 2007.

Exhibit Index

      (i) Consent of Counsel (Wilmer Cutler Pickering Hale and Dorr LLP).